AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 14, 2026

REGISTRATION NOS. 333-191476

811-22894

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 620	☒
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 622	☒

INVESTMENT MANAGERS SERIES TRUST II

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices, including Zip Code)

Registrant's Telephone Number, Including Area Code: (626) 385-5777

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

(Name and Address of Agent for Service)

COPIES TO:

Laurie Anne Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, California 92626

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485; or
☐	on _________ pursuant to paragraph (b) of Rule 485; or
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485;
☐	on ________ pursuant to paragraph (a)(1) of Rule 485; or
☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
☐	on _______________ pursuant to paragraph (a)(2) of Rule 485; or
☐	on _______________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

Dated August 14, 2026

PROSPECTUS

Tradr Triple Threat 2X Long Memory Daily ETF (Ticker: [ ])

[                            ], 2026

The Fund is a series of Investment Managers Series Trust II (the “Trust”) (the “Fund”). Shares of the Fund are listed on the Cboe BZX Exchange, Inc. (the “Cboe Exchange” or “Exchange”).

Shares of the Fund trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value per share (“NAV”). The Fund is not suitable for all investors and are designed to be utilized only by sophisticated investors who understand the risks associated with the use of derivatives, are willing to assume a high degree of risk, and intend to actively monitor and manage their investments in the Fund.

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor the Commodity Futures Trading Commission (the “CFTC”) has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund seeks daily long leveraged investment results and are intended to be used as short-term trading vehicles. The Fund attempts to provide daily investment results that correspond to the long leveraged multiple of the performance of an actively-managed group of equity securities (the “Target Portfolio”).

The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Fund is very different from most mutual funds and exchange-traded funds. Investors should note that the pursuit of daily investment objectives means that the return of the Fund for a period longer than a full trading day will be the product of a series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the Target Portfolio may affect the Fund’s return as much as, or more than, the return of the Target Portfolio. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of the Fund’s stated daily long leveraged investment objective and the performance of the Target Portfolio for the full trading day. During periods of high volatility, the Fund may not perform as expected and the Fund may have losses when an investor may have expected gains if the Fund is held for a period that is different than one trading day.

These Fund is not suitable for all investors. These Fund is designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Fund should:

(a) understand the risks associated with the use of inverse strategies and leverage;

(b) understand the consequences of seeking daily leveraged investment results; and

(c) intend to actively monitor and manage their investments.

Investors who do not understand the Fund, or do not intend to actively manage their funds and monitor their investments, should not buy the Fund.

There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money. No single Fund is a complete investment program.

The Fund’s investment advisor, AXS Investments, LLC (the “Advisor” or “AXS”), will not attempt to position the Fund’s portfolio to ensure that the Fund does not gain or lose more than a maximum percentage of its NAV on a given trading day. As a consequence, if the Fund’s Target Portfolio decreases more than 50% on a given trading day, the Fund’s investors would lose all of their money.

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Summary Section - Tradr Triple Threat 2X Long Memory Daily ETF

Important Information About the Tradr Triple Threat 2X Long Memory Daily ETF

The Tradr Triple Threat 2X Long Memory Daily ETF (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds (“ETFs”). As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify (200%) the daily performance of an actively-managed portfolio of securities of three semiconductor memory technologies companies (the “Target Portfolio”) for a single trading day. The Target Portfolio is currently composed of Micron Technology, Inc. (“MU”), Sandisk Corportation (“SNDK”), and SK hynix Inc. (“SKHY”). The composition of the Target Portfolio may change from time to time, including on a quarterly basis. Each trading day, the Target Portfolio is generally rebalanced to ensure equal weighting of its underlying securities. The return for investors that invest for periods longer or shorter than a single-trading day should not be expected to be 200% of the performance of the Target Portfolio for the period. The return of the Fund for a period longer than a single-trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Target Portfolio for that period. Longer holding periods, higher volatility of the Target Portfolio and leverage increase the impact of compounding on an investor’s returns. During periods of higher Target Portfolio volatility, the volatility of the Target Portfolio may affect the Fund’s return as much as, or more than, the return of the Target Portfolio.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (200%) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single-trading day, the Fund will lose money if the Target Portfolio’s performance is flat, and it is possible that the Fund will lose money even if the Target Portfolio’s performance increases over a period longer than a single-trading day. An investor could lose the full principal value of his/her investment within a single-trading day if the Target Portfolio loses more than 50% in one day.

Investment Objective

The Tradr Triple Threat 2X Long Memory Daily ETF seeks daily investment results, before fees and expenses, that correspond to two times (200%) the daily performance of the Target Portfolio. The Fund does not seek to achieve its stated investment objective for a period of time different than a single-trading day.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.49%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	1.49%

(1)	“Other Expenses” are estimated for the current fiscal year. The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions would be:

One Year	Three Years
$152	$471

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. As of the date of this prospectus, the Fund does not have an operating history and turnover data therefore is not available.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the daily performance of the Target Portfolio. The Fund is an actively-managed ETF that seeks to achieve on a daily basis, before fees and expenses, 200% performance of the Target Portfolio for a single-trading day, not for any other period, by entering into one or more swaps and/or purchasing listed options on Target Portfolio securities and/or investing directly in the common stock of companies in the Target Portfolio. Each trading day, the Target Portfolio is generally rebalanced to ensure equal weighting of its underlying securities. A “single-trading day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. However, the use of option contracts or direct investments in the common stocks of the companies in the Target Portfolio is typically less efficient than swaps and may increase the likelihood that the Fund is unable to achieve its daily 2X objective.

Target Portfolio Selection

AXS Investments LLC, the Fund’s investment advisor (“AXS” or the “Advisor”), employs a thematic and qualitative approach to identify and select a focused portfolio of three companies aligned with the Fund’s semiconductor memory technology investment theme. The Advisor seeks companies it believes demonstrate meaningful participation in the development, production or advancement of semiconductor memory technologies. In selecting companies for the Target Portfolio, the Advisor considers various factors such as market share, revenue share derived from the sales or production of such products, and investor demand.

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The companies in the Target Portfolio are primarily large and mid-capitalization companies that are listed on U.S. exchanges, including American Depositary Receipts (“ADRs”) of foreign companies. The Target Portfolio is currently composed of MU, SNDK and SKHY, each of which the Advisor believes is a semiconductor memory technology company. At least quarterly, the Target Portfolio is reevaluated for potential inclusion of other semiconductor memory technology companies that may serve to replace one or more of the current members of the Target Portfolio at the discretion of the Advisor.

The Fund will enter into one or more swaps with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Target Portfolio. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Target Portfolio. If the Advisor determines to use call options, the Fund will purchase exchange-traded call options, including FLexible EXchange® Options (“FLEX Options”). FLEX Options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The FLEX Options are listed on the Exchange. The Fund may take delivery of the Target Portfolio securities if it chooses to exercise a call option and either hold or sell the stock in the secondary markets.

Additionally, the Fund may use other option strategies to produce similar exposure to the Target Portfolio securities, like buying calls and selling puts with identical strike prices. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price. In situations where swap availability is constrained, the Fund may rely more heavily on options contracts. Additionally, the Fund may use options in response to changing market dynamics.

The Advisor attempts to consistently apply leverage to increase the Fund’s exposure to 200% of the Target Portfolio and expects to rebalance the Fund’s holdings daily to maintain such exposure. Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single-trading day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Target Portfolio over the same period. As a result of its investment strategies, the Fund will be concentrated in the industry assigned to the companies in the Target Portfolio (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure to the industry assigned to the companies in the Target Portfolio). As of the date of this prospectus, the Target Portfolio is concentrated in the data storage and semiconductor industries.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds. The Fund may engage in frequent and active trading.

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Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.

Derivatives Risk. The Fund’s use of derivatives may be considered aggressive and may expose the Fund to greater risks and larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of an underlying security, asset, rate or index. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying security, asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in OTC markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap itself. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the Target Portfolio has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Target Portfolio the reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

•	Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance.

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The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired daily leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Target Portfolio. Because the Fund includes a multiplier of two times (200%) the Target Portfolio, a single-trading day decline in the Target Portfolio approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Target Portfolio subsequently rises or moves in an opposite direction, eliminating all or a portion of the earlier decline. This would be the case with any such single-trading day movements in the Target Portfolio, even if the Target Portfolio maintains a level greater than zero at all times.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps and therefore the value of an investment in the Fund could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Compounding Risk. The Fund has a single-trading day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer or shorter than a single-trading day will very likely differ in amount, and possibly even direction, from 200% of the daily return of the Target Portfolio for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as the Target Portfolio volatility and holding periods increase. Fund performance for a period longer or shorter than a single-trading day can be estimated given any set of assumptions for the following factors: (a) the Target Portfolio volatility; (b) the Target Portfolio performance; (c) period of time; (d) financing rates associated with leveraged exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the Target Portfolio volatility and the Target Portfolio performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the Target Portfolio volatility and the Target Portfolio performance over a one-year period. Actual volatility, the Target Portfolio and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded red represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Target Portfolio and those shaded green represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Target Portfolio. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

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Estimated Fund Returns

One Year Target Portfolio	200% One Year Target Portfolio	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of the Target Portfolio’s volatility and the Target Portfolio’s performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a 40% return on a yearly basis if the Target Portfolio’s return were 20%, absent the effects of compounding. As the table shows, with the Target Portfolio’s volatility of 50%, the Fund could be expected to return 12.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Target Portfolio’s annualized historical volatility rate for the period from [ ] through [ ] was [ ]%. The Target Portfolio’s highest volatility rate during the period was [ ]%. The Target Portfolio’s annualized total return performance for the period from [ ] through [ ] was [ ]%. The Target Portfolio’s historical volatility and performance are not indications of what the Target Portfolio volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the companies in the Target Portfolio may differ from the volatility of the companies in the Target Portfolio.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Target Portfolio, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the Target Portfolio on such day.

In order to achieve a high degree of correlation with the Target Portfolio, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Target Portfolio may prevent the Fund from achieving a high degree of correlation with the Target Portfolio and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Target Portfolio’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Target Portfolio is volatile, particularly when the Target Portfolio is volatile at or near the close of the trading day.

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A number of other factors may also adversely affect the Fund’s correlation with the Target Portfolio, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take, or refrain from taking, positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Target Portfolio. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Target Portfolio. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the performance of the Target Portfolio. Any of these factors could decrease correlation between the performance of the Fund and the Target Portfolio and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Target Portfolio that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the Target Portfolio are listed on the Nasdaq and Shares of the Fund are listed on the Exchange. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the Target Portfolio’s and the Fund’s Shares are listed for trading on exchanges, there can be no assurance that an active trading market for such shares will be available at all times and an exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the Target Portfolio’s and/or the Fund’s Shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the Target Portfolio’s and/or the Fund’s Shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the Target Portfolio’s shares are expected to result in a halt in the trading in the Fund’s Shares. However, not all non-regulatory trading halts affecting the Target Portfolio’s shares will result in a trading halt of the Fund’s Shares. To the extent trading in the Target Portfolio’s shares is halted while the Fund’s Shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

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Indirect Investment Risk. The Target Portfolio is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the companies in the Target Portfolio in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of companies in the Target Portfolio.

Intraday Price Performance Risk. The intraday performance of Shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Shares relative to the Target Portfolio until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of the Target Portfolio.

Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high leveraged correlation with the Target Portfolio.

Portfolio Turnover Risk. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, technological advances (such as artificial intelligence (“AI”) and machine learning), the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

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Concentration Risk. The Fund will be concentrated in the industry assigned to the companies in the Target Portfolio (i.e., hold more than 25% of its total assets in investments that provide leveraged exposure to the industry assigned to the companies in the Target Portfolio). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Semiconductor Industry Risk. The Fund is subject to semiconductor industry risk due to its investment exposure to the Target Portfolio. Competitive pressures may have a significant effect on the financial condition of companies in the semiconductor industry and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Companies in the semiconductor industry typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor industry have been and likely will continue to be extremely volatile.

Data Storage Industry Risk. The Fund is subject to the data storage industry risk due to its investment exposure to the Target Portfolio. Companies involved in, or exposed to, data storage-related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend on retaining and growing the consumer base of their respective products and services. These companies may not be exclusively or substantially exposed to data storage-related businesses, but may be exposed, directly or indirectly, to the market and business risks of other companies, industries or sectors, and the Fund may be adversely affected by negative developments impacting those other companies, industries or sectors. These companies may depend on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in cloud-based computing and data storage will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior.

Technology Hardware Companies Risk.  The Fund is subject to technology hardware companies risk due to its investment exposure to the Target Portfolio. Technology hardware companies manufacture and distribute computers, servers, mainframes, peripheral devices (e.g., keyboard, mouse, etc.), high-technology components (e.g., circuit boards), and electronic office equipment. In addition, technology hardware companies include producers and distributors of semiconductors and other integrated chips, other products related to the semiconductor industry such as motherboards, and manufacturers of high-technology tools and/or equipment used in the creation of semiconductors, photonics, wafers, and other high-technology components. Technology hardware companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by technology hardware companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of these companies depends in substantial part on the timely and successful introduction of new products. In addition, many technology hardware companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies.

Artificial Intelligence (“AI”) Technology Risk. The Fund is subject to AI technology risk due to its investment exposure to the Target Portfolio. AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that such AI utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error – potentially materially so – and could otherwise be inadequate or flawed which would be likely to degrade the effectiveness of the AI technology. Companies involved in, or exposed to, AI-related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user demand of products and services in various industries that may in part utilize AI. Further, many companies involved in, or exposed to, AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors.

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Information Technology Sector Risk. The Fund is subject to information technology sector risk due to its investment exposure to the Target Portfolio. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

South Korea Risk. Due to the Fund’s investment exposure to the Target Portfolio, the Fund will be susceptible to adverse market, political, regulatory and geographic events affecting South Korea. The South Korean economy is dependent on the economies of other Asian countries, especially China and Southeast Asia, and the United States as key trading partners. Furthermore, South Korea’s economy may be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. Also, tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate of South Korea.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short-term bond ETFs and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

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The Fund’s Collateral Investments are subject to the following risks:

•	Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

•	Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

•	Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

•	Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Mega-Cap Company Risk. The Fund is subject to mega-cap company risk due to its investment exposure to the Target Portfolio. Mega-cap companies may be less able to respond quickly to changing market conditions or new competitive challenges, such as changes in technology and consumer tastes, which may lead to a decline in their performance. Many mega-cap companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Therefore, the return on investment in securities of mega-cap companies may be less than the return on investment in securities of small-, mid-, and/or large-cap companies.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

•	Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to process creation or redemption orders, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

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•	Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and the spread is generally lower if Shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•	Fluctuation of NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate significantly from the Fund’s NAV. When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes from the last quote from the closed market and the value of such security during the ETF’s domestic trading day, which could lead to differences between the market price of the ETF’s shares and their underlying NAV.

•	Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

•	Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV in large blocks of shares called “Creation Units.” Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

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•	Trading Issues Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund seeks to achieve daily results that correspond to a multiple of the daily performance of a single issuer by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps and options) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The prices of, and income generated by, securities the Fund has exposure to may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulation affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors related to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or another event affecting a single issuer. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

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Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. U.S. and international markets have recently experienced, and may continue to experience, periods of significant volatility due to various factors, including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, and political and geopolitical events. In addition, wars, or threats of war and aggression, such as Russia’s invasion of Ukraine and conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Damage to energy infrastructure from conflicts in the Middle East, reduced shipping through the Strait of Hormuz, and other energy supply constraints could also have long-term adverse impacts on the U.S. and world economies. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control certain sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the imposition of tariffs and trade barriers on certain foreign countries, including China and long-time U.S. allies. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Shares may be affected. The use of AI and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.tradretfs.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Advisor

AXS Investments LLC (“AXS” or the “Advisor”) is the Fund’s investment advisor.

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Manager of the Advisor, and Parker Binion, Chief of Compliance and Head of Investments of the Advisor, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Trampe and Binion have been Portfolio Managers of the Fund since 2026.

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Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be purchased and sold on the secondary market through a broker-dealer. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.tradretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

The Tradr Triple Treat 2X Long Memory Daily ETF (the “2X Long Fund”) is a series of Investment Managers Series Trust II (the “Trust”) and is regulated as an “investment company” under the 1940 Act. The Fund’s investment objective is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Statement of Additional Information (“SAI”) for the Fund are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI for the Fund, which is available at www.tradretfs.com.

Additional Information Regarding the Fund’s Investment Objectives

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (200%) the daily performance of the Target Portfolio. The Fund does not seek to achieve its stated investment objective for a period of time different than a single-trading day.

The Fund’s investment objective is non-fundamental, meaning that it may be changed by the Board of Trustees (the “Board”) of the Trust, without the approval of the Fund’s shareholders. The Fund reserves the right to substitute a different index or security for the Target Portfolio on which the performance of the Fund is based.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the Fund should: (a) understand the risks associated with the use of inverse strategies and leverage; (b) understand the consequences of seeking daily leveraged investment results; and (c) intend to actively monitor and manage their investments. Investors who do not understand the Fund or do not intend to actively manage their funds and monitor their investments should not buy the Fund.

There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money.

Additional Information Regarding the Fund’s Principal Strategies

In seeking to achieve the Fund’s investment objective, the Advisor invests in a manner that is designed to correspond to 2X the daily performance of the Fund’s Target Portfolio. Each trading day, the Target Portfolio is generally rebalanced to ensure equal weighting of its underlying securities. The Fund attempts to achieve its investment objective by investing a substantial amount of its assets in financial instruments that provide exposure to the Target Portfolio.

The Advisor does not invest the assets of the Fund in securities or financial instruments based on the Advisor’s view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its Target Portfolio consistent with its investment objective, without regard to market conditions, trends, direction, or the financial condition of a particular issuer.

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On a daily basis, the Fund will seek to position its portfolio so that the Fund’s investment exposure is consistent with its investment objective. In general, changes to the level of the Target Portfolio each day will determine whether the Fund’s portfolio needs to be repositioned. For example, if a Target Portfolio has risen on a given day, net assets of the 2X Fund should rise. As a result, the 2X Fund’s exposure will need to be increased. Conversely, if the Target Portfolio has fallen on a given day, net assets of the 2X Fund should fall. As a result, the 2X Fund’s exposure will need to be decreased.

The time and manner in which the Fund rebalances its portfolio may vary from day to day at the sole discretion of the Advisor, depending upon market conditions and other circumstances. If for any reason a Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to its Target Portfolio that is significantly greater or less than its stated multiple. As a result, a Fund may be more or less exposed to the inverse leverage or leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single-trading day because mathematical compounding prevents the Fund from achieving such results. Results for the Fund over periods of time greater than a single-trading day should not be expected to be a simple return times the multiple of its Target Portfolio index. The Fund’s returns will likely differ in amount and possibly even direction from the return of the Target Portfolio times the applicable multiple over the same period. These differences can be significant. The Fund will lose money if the Target Portfolio’s performance is flat over time, and the Fund can lose money regardless of the performance of its Target Portfolio, as a result of daily rebalancing, fees, the Target Portfolio’s volatility, compounding and other factors. Daily compounding of the Fund’s investment returns can dramatically and adversely affect its longer-term performance, especially during periods of high volatility. Volatility has a negative impact on a Fund’s performance and may be at least as important to the Fund’s return for a period as the return of its Target Portfolio.

In seeking to achieve the Fund’s investment objectives, the Advisor uses a mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions that the Advisor believes, in combination, should produce daily returns consistent with the Fund’s objective.

The Fund intends to meet its investment objective by investing a significant portion of its assets in swaps and/or purchasing listed options on investment vehicles with exposure to its Target Portfolio, in any one of, or combinations of financial instruments, and/or direct investments in the Target Portfolio, such that the Fund has exposure equal to its multiple to its Target Portfolio at the time of its NAV calculation. The number of financial instruments the Fund invests in will change day-to-day. However, the use of option contracts or direct investments in common stock of the Target Portfolio is typically less efficient than swaps and may increase the likelihood that the Fund is unable to achieve its daily 2X objective.

The Fund will enter into swaps with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned or realized on the Target Portfolio. The gross returns to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Target Portfolio. Each trading day the Advisor adjusts the Fund’s exposure to its Target Portfolio consistent with the Fund’s daily leverage investment objective. The impact of market movements during the day determines whether the portfolio needs to be repositioned.

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The time and manner in which the Fund rebalances its portfolio may vary from day to day at the sole discretion of the Advisor, depending upon market conditions and other circumstances. Generally, at or near the close of the market at each trading day, the Fund will position its portfolio to ensure that the Fund’s exposure to its Target Portfolio is consistent with its stated investment objective. The Fund reviews its notional exposure under each swap, which reflects the extent of the Fund’s total investment exposure under the swap, to ensure that the Fund’s exposure is in-line with its stated investment objective. The gross returns to be exchanged are calculated with respect to the notional amount and the Target Portfolio returns to which the swap is linked. Swaps are typically closed out on a net basis. Thus, while the notional amount reflects a Fund’s total investment exposure under the swap, the net amount is the Fund’s current obligations (or rights) under the swap. That is the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. If for any reason a Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. As a result, a Fund may be more or less exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective. To the extent that a Fund needs to “roll” its swap positions (i.e., enter into new swap positions with a later expiration date as the current positions approach expiration), it could be subjected to increased costs, which could negatively impact the Fund’s performance.

As a result of the above investment strategies, the Fund will be concentrated in the industry assigned to the underlying securities in the Target Portfolio (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure to the industry assigned to the underlying security).

In addition to the investment financial instruments, the Fund will invest its remaining assets directly in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Advisor to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Fund seeks to remain fully invested at all times in financial instruments and Collateral Investments that, in combination, provide exposure to its Target Portfolio consistent with its investment objective without regard to market conditions, trends or direction.

The Fund seeks to position its portfolio so that its exposure to its Target Portfolio is consistent with its investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day depending upon market conditions and other circumstances at the discretion of the Advisor. The impact of a Target Portfolio’s movements each day will affect whether the Fund’s portfolio needs to be rebalanced and the amount of such rebalance.

The amount of exposure the Fund has to a specific combination of financial instruments may differ and may be changed without shareholder approval at any given time. The amount of the Fund’s exposure should be expected to change from time to time at the discretion of the Advisor, based on market conditions and other factors. In addition, the Advisor has the power to change the Fund’s investment objective, benchmark, or investment strategy at any time, without shareholder approval, subject to applicable regulatory requirements.

The Fund is classified as “non-diversified” under the 1940 Act, which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds. The Fund may engage in frequent and active trading.

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Fund Investments

Principal Investments

Swaps

The Fund will enter into swaps to pursue its investment objective. The swaps may include as a reference asset investment vehicles that seek exposure to the Target Portfolio.

Swaps are contracts entered into primarily with major financial institutions for a specified period. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index. The Fund may use a combination of swaps on the underlying securities and swaps on various investment vehicles that are designed to track the performance of the underlying securities. The underlying investment vehicle may not track the performance of an underlying security due to embedded costs and other factors, which may increase a Fund’s correlation risk and impact a Fund’s ability to correlate with its Target Portfolio.

With respect to the use of swaps, if the Target Portfolio has a dramatic intraday move that causes a material decline in net assets, the terms of a swap between a Fund and its counterparties may permit the counterparties to immediately close out the transaction with the Fund. In that event, a Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with its investment objective. This, in turn, may prevent a Fund from achieving its investment objective, even if the reference asset reverses all or a portion of its intraday move by the end of the day. Any costs associated with using swaps may also have the effect of lowering a Fund’s return.

Option Contracts

The Fund may purchase exchange-traded call or put options, including FLEX Options to pursue its investment objective. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price. Whan a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). FLEX Options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of OTC options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The FLEX Options are listed on the Exchange. Additionally, the Fund may use other option strategies to produce similar exposure to the underlying issuer, like buying calls and selling puts with identical strike prices.

Non-Principal Investments

Cash Equivalents and Short-Term Investments

The Fund may invest in securities with maturities of less than one year or cash equivalents, or they may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For more information on eligible short-term investments, see the SAI.

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U.S. Government Securities

The Fund may invest in short-term U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Additional Information Regarding Investment Techniques and Policies

The Effects of Fees and Expenses on the Return of the 2X Fund for a Single-Trading Day. To create the necessary exposure, the Fund uses leveraged investment techniques, which necessarily incur brokerage and financing charges. In light of these charges and the Fund’s operating expenses, the expected return of the Fund over one trading day is equal to the gross expected return, which is the daily return of the Target Portfolio multiplied by the Fund’s daily leveraged investment objective, minus (i) financing charges incurred by the portfolio and (ii) daily operating expenses. For instance, if a hypothetical Target Portfolio returns 2% on a given day, the gross expected return of the 2X Fund would be 4%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower. The Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases the 2X Fund’s Shares at close of the markets on a given trading day, the investor’s exposure to the hypothetical Target Portfolio would reflect 200% of the performance of the hypothetical Target Portfolio during the following trading day, subject to the charges and expenses noted above.

A Cautionary Note to Investors Regarding Dramatic Movement. The Advisor will not attempt to position a Fund’s portfolio to ensure that the Fund does not gain or lose more than maximum percentage of its NAV on a given day. A Fund could lose an amount greater than its net assets in the event of a movement of a Target Portfolio in excess of 50% for the Fund, in a direction adverse to the Fund (meaning a decline in the value of the Target Portfolio for the Fund). As a result, the risk of total loss exists.

If a Target Portfolio has a dramatic adverse move that causes a material decline in a Fund’s net assets, the terms of the Fund’s swaps may permit the counterparty to immediately close out the swap transaction. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if its Target Portfolio later reverses all or a portion of the move, and result in significant losses.

Examples of the Impact of Daily Leverage and Compounding. Because the Fund’s exposure to its Target Portfolio is repositioned on a daily basis, for a holding period longer than one day, the pursuit of a daily investment objective will result in daily long leveraged compounding for the Fund. This means that the return of a Target Portfolio over a period of time greater than one day multiplied by the Fund’s daily long leveraged investment objective generally will not equal the Fund’s performance over that same period. As a consequence, investors should not plan to hold the Fund unmonitored for periods longer than a single-trading day. This deviation increases with higher volatility in a Target Portfolio and longer holding periods. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of the Fund’s stated daily investment objective and the performance of its Target Portfolio for the full trading day. The actual exposure will largely be a function of the performance of the Target Portfolio from the end of the prior trading day.

Consider the following examples of a hypothetical fund that seeks 200% of the daily performance of a hypothetical Target Portfolio:

Mary is considering investments in two Funds, Fund A and B. Fund A is an ETF which seeks (before fees and expenses) to match the performance of the hypothetical Target Portfolio. Fund B is a leveraged ETF and seeks daily leveraged investment results (before fees and expenses) that correspond to 200% of the daily performance of the hypothetical Target Portfolio.

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On Day 1, the hypothetical Target Portfolio increases in value from $100 to $105, a gain of 5%. On Day 2, the hypothetical Target Portfolio declines from $105 back to $100, a loss of 4.76%. In the aggregate, the hypothetical Target Portfolio has not moved.

An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2, returning the investment its original value. The following example assumes a $100 investment in Fund A when the hypothetical Target Portfolio is also valued at $100:

Day	Target Portfolio Value	Target Portfolio Performance	Value of Fund A Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00

The same $100 investment in Fund B would be expected to gain 10% on Day 1 (200% of 5%) but decline 9.52% on Day 2. Although the percentage decline in Fund B is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount, so the investment in Fund B experiences a loss even when the aggregate Target Portfolio value for the two-day period has not declined (these calculations do not include the charges for fund fees and expenses).

Day	Target Portfolio Performance	200% of Target Portfolio Performance	Value of Fund B Investment
			$100
1	5.00%	10.0%	$110
2	-4.76%	-9.52%	$99.52

As you can see, an investment in Fund B has additional risks due to the effects of leverage and compounding.

An investor who purchases shares of the Fund intra-day will generally receive more, or less, than the applicable exposure to the Target Portfolio from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the Target Portfolio from the end of the prior trading day. If the Fund’s Shares are held for a period longer than a single-trading day, the Fund’s performance is likely to deviate from the multiple return of the Target Portfolio ’s performance for the longer period. This deviation will increase with higher Target Portfolio volatility and longer holding periods.

Examples of the Impact of Volatility. The Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will typically cause a Fund to lose money if the Target Portfolio experiences volatility. A volatility rate is a statistical measure of the magnitude of fluctuations in the Target Portfolio ’s returns over a defined period. For periods longer than a trading day, volatility in the performance of the Target Portfolio from day to day is the primary cause of any disparity between the Fund’s actual returns and the returns of the Target Portfolio for such period. Volatility causes such disparity because it exacerbates the effects of compounding on the Fund’s returns. In addition, the effects of volatility are magnified in the Fund due to leverage. Consider the following three examples that demonstrate the effect of volatility on a hypothetical fund:

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Example 1 – Target Portfolio Experiences Low Volatility

Mary invests $10.00 in a hypothetical 2X Fund at the close of trading on Day 1. During Day 2, the hypothetical Target Portfolio rises from 100 to 102, a 2% gain. Mary’s investment rises 4% to $10.40. Mary holds her investment through the close of trading on Day 3, during which the hypothetical Target Portfolio rises from 102 to 104, a gain of 1.96%. Mary’s investment rises to $10.81, a gain during Day 3 of 3.92%. For the two-day period since Mary invested in the hypothetical 2X Fund, the hypothetical Target Portfolio gained 4% although Mary’s investment increased by 8.1%. Because the hypothetical Target Portfolio continued to trend upwards with low volatility, Mary’s return closely correlates to the 200% return of the return of the hypothetical Target Portfolio for the period.

Example 2 – Target Portfolio Experiences High Volatility

Mary invests $10.00 in a hypothetical 2X Fund after the close of trading on Day 1. During Day 2, the hypothetical Target Portfolio rises from 100 to 102, a 2% gain, and Mary’s investment rises 4% to $10.40. Mary continues to hold her investment through the end of Day 3, during which the hypothetical Target Portfolio declines from 102 to 98, a loss of 3.92%. Mary’s investment declines by 7.84%, from $10.40 to $9.58. For the two-day period since Mary invested in the hypothetical 2X Fund, the hypothetical Target Portfolio lost 2% while Mary’s investment decreased from $10 to $9.58, a 4.2% loss. The volatility of the hypothetical Target Portfolio affected the correlation between the hypothetical Target Portfolio’s return for the two-day period and Mary’s return. In this situation, Mary lost more than two times the return of the hypothetical Target Portfolio.

Example 3 – Intra-day Investment with Volatility

The examples above assumed that Mary purchased the hypothetical 2X Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received a beta determined by the performance of the hypothetical Target Portfolio from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.

Mary invests $10.00 in a hypothetical 2X Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the hypothetical Target Portfolio moved from 100 to 102, a 2% gain. In light of that gain, the hypothetical 2X Fund beta at the point at which Mary invests is 196%. During the remainder of Day 2, the hypothetical Target Portfolio rises from 102 to 110, a gain of 7.84%, and Mary’s investment rises 15.4% (which is the hypothetical Target Portfolio gain of 7.84% multiplied by the 196% beta that she received) to $11.54. Mary continues to hold her investment through the close of trading on Day 3, during which the hypothetical Target Portfolio declines from 110 to 90, a loss of 18.18%. Mary’s investment declines by 36.4%, from $11.54 to $7.34. For the period of Mary’s investment, the hypothetical Target Portfolio declined from 102 to 90, a loss of 11.76%, while Mary’s investment decreased from $10.00 to $7.34, a 27% loss. The volatility of the hypothetical Target Portfolio affected the correlation between the hypothetical Target Portfolio’s return for period and Mary’s return. In this situation, Mary lost more than two times the return of the hypothetical Target Portfolio. Mary was also hurt because she missed the first 2% move of the hypothetical Target Portfolio and had a beta of 196% for the remainder of Day 2.

Market Volatility. The Fund seeks to provide a return which is a multiple of the daily performance of a Target Portfolio. The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the return of a Target Portfolio for periods other than a single-trading day. The Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.

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Daily rebalancing will impair a Fund’s performance if its Target Portfolio experiences volatility. For instance, a 2X Fund would be expected to lose 4% (as shown in Table 1 below) if its Target Portfolio provided no return over a one-year period and experienced annualized volatility of 20%. If a Target Portfolio provided no return over a one-year period and experienced annualized volatility of 40%, the hypothetical loss for a one-year period for the 2X Fund rises to 15% (as shown in Table 1 below).

Table 1

Volatility Range	2X Fund Loss
10%	-1%
20%	-4%
30%	-9%
40%	-15%
50%	-23%
60%	-33%
70%	-47%
80%	-55%
90%	-76%
100%	-84%

Note that at higher volatility levels, there is a chance of a complete loss of Fund assets even if the Target Portfolio is flat. For instance, if annualized volatility of a Target Portfolio were 90%, a 2X Fund based on such Target Portfolio would be expected to lose 76% of its value, even if the Target Portfolio returned 0% for the year.

[As of the date of this Prospectus, volatility rates for Target Portfolio are not yet available. Since market volatility has negative implications for funds which rebalance daily, investors should be sure to monitor and manage their investments in the Fund, particularly in volatile markets.]

The Projected Returns of Fund for Intra-Day Purchases. Because the Fund rebalances its portfolio once daily, an investor who purchases shares during a day will likely have more, or less, than the long leveraged investment exposure to a Target Portfolio. The exposure to a Target Portfolio received by an investor who purchases the Fund intra-day will differ from the Fund’s stated daily investment objective by an amount determined by the movement of the Target Portfolio from its value at the end of the prior day. If the Target Portfolio moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases the Fund Shares, the investor will receive less exposure to the Target Portfolio than the stated Fund daily investment objective. Conversely, if the Target Portfolio moves in a direction adverse to the Fund, the investor will receive more exposure to the Target Portfolio than the stated Fund daily investment objective.

Table 2 below indicates the exposure to a Target Portfolio that an intra-day purchase of a 2X Fund would be expected to provide based upon the movement in the value of the Target Portfolio from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if a Target Portfolio has moved 5% in a direction favorable to a 2X Fund, the investor would receive exposure to the performance of the Target Portfolio from that point until the investor sells later that day or the end of the day equal to approximately 191% of the investor’s investment.

Conversely, if the Target Portfolio has moved 5% in a direction unfavorable to a 2X Fund, an investor at that point would receive exposure to the performance of the Target Portfolio from that point until the investor sells later that day or the end of the day equal to approximately 211% of the investor’s investment.

The table includes a range of Target Portfolio moves from 20% to -20% for a 2X Fund. Movement of a Target Portfolio beyond the range noted below will result in exposure further from a 2X Fund’s daily leveraged investment objective.

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Table 2

Target Portfolio Index	2X Fund
-20%	267%
-15%	243%
-10%	225%
-5%	211%
0%	200%
5%	191%
10%	183%
15%	177%
20%	171%

The Projected Returns of the Fund for Periods Other Than a Single-Trading Day. The Fund seeks long leveraged investment results on a daily basis — from the close of regular trading on one trading day to the close on the next trading day — which should not be equated with seeking a long leveraged investment objective for any other period. For instance, if the Target Portfolio gains 10% for a week, the 2X Fund should not be expected to provide a return of 20% for the week even if it meets its daily leveraged investment objective throughout the week. This is true because of the financing charges noted above but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of the Target Portfolio over a period of time greater than one day multiplied by a Fund’s daily leveraged investment objective will not generally equal the Fund’s performance over that same period. In addition, the effects of compounding become greater the longer Shares are held beyond a single-trading day.

The following tables set out a range of hypothetical daily performances during a given 10 trading days of the Target Portfolio and demonstrate how changes in the Target Portfolio impact the Fund’s hypothetical performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in the Fund over a 10-trading day period and do not reflect fees or expenses of any kind.

Table 3 – Lacks a Clear Trend

Target Portfolio				2X Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	105	5.00%	5.00%	$110.00	10.00%	10.00%
Day 2	110	4.76%	10.00%	$120.48	9.52%	20.47%
Day 3	100	-9.09%	0.00%	$ 98.57	-18.18%	-1.43%
Day 4	90	-10.00%	-10.00%	$ 78.86	-20.00%	-21.14%
Day 5	85	-5.56%	-15.00%	$ 70.10	-11.12%	-29.91%
Day 6	100	17.65%	0.00%	$ 94.83	35.30%	-5.17%
Day 7	95	-5.00%	-5.00%	$ 85.35	-10.00%	-14.65%
Day 8	100	5.26%	0.00%	$ 94.34	10.52%	-5.68%
Day 9	105	5.00%	5.00%	$103.77	10.00%	3.76%
Day 10	100	-4.76%	0.00%	$ 93.89	-9.52%	-6.12%

The cumulative performance of the Target Portfolio in Table 3 is 0% for 10 trading days. The hypothetical return for the 10-trading day period is -6.12% for a 2X Fund. The volatility of the Target Portfolio’s performance and lack of a clear trend results in performance for the Fund for the period which bears little relationship to the performance of the Target Portfolio for the 10-trading day period.

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Table 4 – Rises in a Clear Trend

Target Portfolio				2X Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	102	2.00%	2.00%	$104.00	4.00%	4.00%
Day 2	104	1.96%	4.00%	$108.08	3.92%	8.08%
Day 3	106	1.92%	6.00%	$112.24	3.84%	12.23%
Day 4	108	1.89%	8.00%	$116.47	3.78%	16.47%
Day 5	110	1.85%	10.00%	$120.78	3.70%	20.78%
Day 6	112	1.82%	12.00%	$125.18	3.64%	25.17%
Day 7	114	1.79%	14.00%	$129.65	3.58%	29.66%
Day 8	116	1.75%	16.00%	$134.20	3.50%	34.19%
Day 9	118	1.72%	18.00%	$138.82	3.44%	38.81%
Day 10	120	1.69%	20.00%	$143.53	3.38%	43.50%

The cumulative performance of the Target Portfolio in Table 4 is 20% for 10 trading days. The hypothetical return for the 10-trading day period is 43.50% for a 2X Fund. In this case, because of the positive hypothetical Target Portfolio trend, the 2X Fund’s hypothetical gain is greater than the applicable multiple of the hypothetical Target Portfolio gain for the 10-trading day period.

Table 5 – Declines in a Clear Trend

Target Portfolio				2X Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	98	-2.00%	-2.00%	$ 96.00	-4.00%	-4.00%
Day 2	96	-2.04%	-4.00%	$ 92.08	-4.08%	-7.92%
Day 3	94	-2.08%	-6.00%	$ 88.24	-4.16%	-11.75%
Day 4	92	-2.13%	-8.00%	$ 84.49	-4.26%	-15.51%
Day 5	90	-2.17%	-10.00%	$ 80.82	-4.34%	-19.17%
Day 6	88	-2.22%	-12.00%	$ 77.22	-4.44%	-22.76%
Day 7	86	-2.27%	-14.00%	$ 73.71	-4.54%	-26.27%
Day 8	84	-2.33%	-16.00%	$ 70.29	-4.66%	-29.71%
Day 9	82	-2.38%	-18.00%	$ 66.94	-4.76%	-33.05%
Day 10	80	-2.44%	-20.00%	$ 63.67	-4.88%	-36.32%

The cumulative performance of the Target Portfolio in Table 5 is -20% for 10 trading days. The hypothetical return for the 10-trading day period is -36.32% for a 2X Fund. In this case, because of the negative hypothetical Target Portfolio trend, the 2X Fund’s hypothetical decline is less than the applicable multiple of the hypothetical Target Portfolio decline for the 10-trading day period.

Additional Information About the Fund’s Principal Risks

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet their stated objectives. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus.

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Principal Risks

Derivatives Risk. The Fund’s use of derivatives may be considered aggressive and may expose the Fund to greater risks and larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of an underlying security, asset, rate or index. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying security, asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in OTC markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap itself. Leverage inherent in derivatives will tend to magnify a Fund’s gains and losses. Moreover, with respect to the use of swaps, if the underlying issuer has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap between a Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, a Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent a Fund from achieving its investment objective, even if the underlying issuer reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in a Fund may change quickly and without warning.

•	Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If a Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect a Fund’s performance.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, a Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired daily leveraged performance for the Fund.

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Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of a leveraged Fund, and may magnify any differences between the performance of a leveraged Fund and its Target Portfolio. Because the Fund includes a multiplier of two times (200%) its Target Portfolio, a single-trading day movement in a Target Portfolio approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Target Portfolio subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Target Portfolio, even if the Target Portfolio maintains a level greater than zero at all times.

Compounding Risk. The Fund has a single-trading day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer or shorter than a single-trading day will very likely differ in amount, and possibly even direction, from its stated multiple of the daily return of the Target Portfolio for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse or leveraged fund that rebalances daily. This effect becomes more pronounced as Target Portfolio volatility and holding periods increase. The Fund’s performance for a period longer than a single-trading day can be estimated given any set of assumptions for the following factors: (a) Target Portfolio volatility; (b) Target Portfolio performance; (c) period of time; (d) financing rates associated with inverse or leveraged exposure; and (e) other Fund expenses. The charts below illustrate the impact of two principal factors — Target Portfolio volatility and Target Portfolio performance — on Fund performance. The charts show estimated returns for the Fund for a number of combinations of Target Portfolio volatility and Target Portfolio performance over a one-year period. Actual volatility, Target Portfolio and Fund performance may differ significantly from the charts below. Performance shown in the charts assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

In the graph below, areas shaded red represent those scenarios where a 2X Fund can be expected to return less than 200% of the performance of the Target Portfolio and those shaded green represent those scenarios where a 2X Fund can be expected to return more than 200% of the performance of the Target Portfolio. A 2X Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated 2X Fund Returns

One Year Target Portfolio	200% One Year Target Portfolio	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

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The foregoing table is intended to isolate the effect of Target Portfolio volatility and Target Portfolio performance on the return of a 2X Fund and is not a representation of actual returns. For example, a 2X Fund may incorrectly be expected to achieve a 40% return on a yearly basis if the Target Portfolio return were 20%, absent the effects of compounding. As the table shows, with volatility of 50%, a 2X Fund could be expected to return 12.1% under such a scenario. A 2X Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Correlation Risk” below.

Correlation Risk. A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its Target Portfolio, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objectives, and the percentage change of a Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from their stated multiple of the percentage change of the Target Portfolio on such day.

In order to achieve a high degree of correlation with its Target Portfolio, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to its Target Portfolio may prevent a Fund from achieving a high degree of correlation with its Target Portfolio and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which a Fund invests, and other factors will adversely affect a Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by a Target Portfolio’s movements, including intraday movements. Because of this, it is unlikely that a Fund will have perfect exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Target Portfolio is volatile, particularly when the Target Portfolio is volatile at or near the close of the trading day.

A number of other factors may also adversely affect a Fund’s correlation with its Target Portfolio, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Target Portfolio. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Target Portfolio. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Target Portfolio. Any of these factors could decrease correlation between the performance of the Fund and the Target Portfolio and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, a Fund may have investment exposure to its Target Portfolio that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if they had been properly rebalanced and may not achieve its investment objective.

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Trading Halt Risk. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the underlying issuers’ shares and the Fund’s Shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the underlying issuer’s and/or the Fund’s Shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the underlying issuer’s and/or the Fund’s Shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of an underlying issuer’s shares are expected to result in a halt in the trading in the Fund’s Shares. However, not all non-regulatory trading halts affecting an underlying issuer’s shares will result in a trading halt of the Fund’s Shares. To the extent trading in an underlying issuer’s shares is halted while the Fund’s Shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount they expect to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund are insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

Indirect Investment Risk. The issuers of the Target Portfolio securities are not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the underlying issuers in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the underlying issuers.

Intraday Price Performance Risk. The intraday performance of Shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When Shares are bought intraday, the performance of the Fund’s Shares relative to its Target Portfolio until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of the Target Portfolio.

Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invest, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the financial instruments in which the Fund invest may be disrupted by a number of events, including but not limited to economic crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high long leveraged correlation with its Target Portfolio.

Portfolio Turnover Risk. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

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Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, technological advances (such as AI and machine learning), the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. Such events could make identifying investment risks and opportunities especially difficult for the Advisor. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. A Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Concentration Risk. The Fund will be concentrated in the industry assigned to its underlying issuer (i.e., hold more than 25% of its total assets in investments that provide long leveraged, inverse or inverse leveraged exposure, as applicable, to the industry assigned to the underlying issuer). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Semiconductor Industry Risk. The Fund is subject to semiconductor industry risk due to its investment exposure to the Target Portfolio. Competitive pressures may have a significant effect on the financial condition of companies in the semiconductor industry and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Companies in the semiconductor industry typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor industry have been and likely will continue to be extremely volatile.

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Data Storage Industry Risk. Companies involved in, or exposed to, data storage may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end user demand of products and services in various industries that may in part utilize data storage. In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in data storage will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Data storage companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Data storge companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis.

Technology Hardware Companies Risk.  The Fund is subject to technology hardware companies risk due to its investment exposure to the Index. Technology hardware companies manufacture and distribute computers, servers, mainframes, peripheral devices (e.g., keyboard, mouse, etc.), high-technology components (e.g., circuit boards), and electronic office equipment. In addition, technology hardware companies include producers and distributors of semiconductors and other integrated chips, other products related to the semiconductor industry such as motherboards, and manufacturers of high-technology tools and/or equipment used in the creation of semiconductors, photonics, wafers, and other high-technology components. Technology hardware companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by technology hardware companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of these companies depends in substantial part on the timely and successful introduction of new products. In addition, many technology hardware companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies.

AI Technology Risk. AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that such AI utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error – potentially materially so – and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of the AI technology.

Companies involved in, or exposed to, AI-related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user demand of products and services in various industries that may in part utilize artificial intelligence. Further, many companies involved in, or exposed to, AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Fund may be adversely affected by negative developments impacting those companies, industries or sectors.

In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in AI will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Legal and regulatory changes, particularly related to information privacy and data protection, may have an impact on a company’s products or services. Companies engaged in AI-related activities could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. AI companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. AI companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.

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AI companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and data services companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis.

Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, or financial resources. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified technology personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. There can be no assurance that the steps taken by companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.

South Korea Risk. Due to the Fund’s investment exposure to the Target Portfolio, the Fund will be susceptible to adverse market, political, regulatory and geographic events affecting South Korea. The South Korean economy is dependent on the economies of other Asian countries, especially China and Southeast Asia, and the United States as key trading partners. Furthermore, South Korea’s economy may be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. Substantial political tensions exist between North Korea and South Korea. Escalated tensions involving the two nations and the outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline because of a rapidly aging population and structural problems, among other factors. In addition, South Korea is located in a part of the world that has historically been prone to natural disasters such as earthquakes, hurricanes or tsunamis, and is economically sensitive to environmental events. Any such event may adversely impact South Korea’s economy or business operations of companies in South Korea.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short-term bond ETFs and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

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Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities.  The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

The Fund’s Collateral Investments are subject to the following risks:

•	Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

•	Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

•	Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

•	Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

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Large-Cap Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Mid-Cap Company Risk. Generally, investing in mid-cap companies may have more potential growth than large-cap companies. Investing in mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations or may have difficulty in repaying any loans. Mid-cap company stocks may also be bought or sold less often and in smaller amounts than larger company stocks, making them less liquid than other securities.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps and options – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

•	Authorized Participant Concentration Risk. Only an AP may engage in creation or redemption transactions directly with the Fund. The Fund have a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to process creation or redemption orders, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

•	Cash Transaction Risk. To the extent a Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•	Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

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•	Fluctuation of NAV Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of a Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund Shares may decrease considerably and cause the market price of Fund Shares to deviate significantly from the Fund’s NAV. When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes from the last quote from the closed market and the value of such security during the ETF’s domestic trading day, which could lead to differences between the market price of the ETF’s shares and their underlying NAV.

•	Market Maker Risk. If a Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

•	Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV only in Creation Units. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

•	Trading Issues Risk. Although the Fund’s Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, they may have difficulty maintaining their listings on the Exchange.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by a Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

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New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of their assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund seeks to achieve daily results that correspond to a multiple of the daily performance of a single issuer by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of their assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of a Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps and options) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The prices of, and income generated by, securities a Fund has exposure to may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulation affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors related to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or another event affecting a single issuer. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. To the extent that the securities of issuers in the same or related industries or sectors behave similarly to each other, and these issuers make up a sizeable portion of the market, events affecting one issuer, industry or sector or the securities markets generally may have a larger impact. If such issuers represent a substantial portion of major market indices, a downturn in their stock prices may have a disproportionate adverse effect on the overall equity markets, even if other segments of the market perform well.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. U.S. and international markets have recently experienced, and may continue to experience, periods of significant volatility due to various factors, including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, and political and geopolitical events. In addition, wars or threats of war and aggression, such as Russia’s invasion of Ukraine and conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Damage to energy infrastructure from conflicts in the Middle East, reduced shipping through the Strait of Hormuz, and other energy supply constraints could also have long-term adverse impacts on the U.S. and world economies. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the actual or potential imposition of tariffs on foreign countries, including China and long-time U.S. allies. In particular, the imposition of tariffs has led to retaliatory tariffs by certain foreign countries and could lead to additional retaliatory tariffs by foreign countries, as well as increased and prolonged market volatility, and sector-specific downturns in industries reliant on international trade. The new administration has also sought to reduce the headcount of and freeze funding available to certain U.S. government agencies. Such efforts may continue throughout U.S. federal agencies, which could increase administrative burdens on remaining government employees, increase processing times of company filings, alter regulatory policymaking, and increase regulatory volatility. These efforts and other similar actions may have unforeseen consequences on the economy and markets generally, and could negatively impact the Fund.

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Raising the ceiling on U.S. government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.

Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or reverse course. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.

The events and circumstances described above could be prolonged and could adversely affect the value and liquidity of a Fund’s investments and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, and prevent shareholders from redeeming their Shares. Issuers of securities a Fund has investment exposure to are also subject to cybersecurity risks and the value of those securities could decline if the issuers experience cybersecurity incidents. Cybersecurity incidents affecting such companies may disrupt business operations, exploit security weaknesses, result in equipment failures, data breaches, violations of applicable privacy and other laws, financial losses, reputational damage, loss of customer relationships, regulatory fines, remediation costs or other liabilities, and adversely affect the value of a Fund’s investments. Companies in industries that rely on technology, telecommunications networks, operational systems, digital infrastructure, intellectual property, customer data, or other information systems are particularly susceptible to these risks. The use of AI, machine learning and other emerging technologies may exacerbate cybersecurity and operational risks.

While a Fund, its service providers, and the companies it has investment exposure to may have established business continuity plans and risk management systems designed to prevent, detect and mitigate cybersecurity incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention, detection or remediation efforts may not be successful.

Non-Principal Risks

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

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Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Advisor determines to sell such a holding.

Management of the Fund

The Fund is a series of Investment Managers Series Trust II, an investment company registered under the 1940 Act. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, custodian and fund administrative and accounting agent.

Investment Advisor

AXS Investments LLC, a Delaware limited liability company, serves as the Fund’s Advisor pursuant to an investment management agreement (the “Investment Advisory Agreement”). AXS is located at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573.

In its capacity as Advisor, AXS manages the Fund’s investments subject to the supervision of the Board. AXS also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. Further, AXS continuously reviews, supervises, and administers the Fund’s investment program.

Pursuant to the Investment Advisory Agreement between the Advisor and the Trust, the Fund pays the Advisor a unitary management fee at an annual rate of 1.49% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate the Advisor for the services it provides to the Fund. Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, the Advisor is not responsible for advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Portfolio Managers

Parker Binion, Portfolio Manager, Chief of Compliance and Head of Investments of AXS, serves as portfolio manager for the Fund. Mr. Binion joined AXS in January 2021. Prior to joining AXS, Mr. Binion was a portfolio manager of Kerns Capital Management, Inc. since September 2014, and was responsible for managing the firm’s separately managed account strategies and hedging/net exposure strategies. Prior to 2014, Mr. Binion was an investment advisor representative with Heritage Capital from 2012 to 2014. He holds an A.B. in political science with a concentration in economics from Duke University and a J.D. with honors from the University of Texas at Austin.

Travis Trampe, Portfolio Manager of AXS, serves as portfolio manager for the Fund. Mr. Trampe joined AXS in 2022. Prior to joining AXS, Mr. Trampe was a portfolio manager with ETF issuers and asset management firms for over 15 years, including most recently from 2016 to 2021, where he was responsible for managing ETFs, mutual funds, UCITS and other fund vehicles. Mr. Trampe’s asset management tenure includes longtime experience in portfolio management, trade execution and fund operations in U.S. and global securities markets. Mr. Trampe holds a B.S. in finance and mathematics from Nebraska Wesleyan University.

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The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure

The Fund and AXS have received an exemptive order from the SEC to operate under a manager of managers structure that permits AXS, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, AXS has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisor(s) and recommending to the Board the hiring, termination, or replacement of any such sub-advisor(s). The exemptive order does not apply to any sub-advisor that is affiliated with the Fund or AXS.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the changes.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement for the Fund will be available in the Fund’s first Form N-CSR filing.

Buying and Selling Fund Shares

Fund Shares are listed for trading on the Exchange. When you buy or sell the Fund’s Shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. Eastern time, the Fund’s NAVs would still be determined as of 4:00 p.m. Eastern time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. The Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which a Fund does not value its shares, which may significantly affect the Fund’s NAV on those days.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

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In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategies, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to APs, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of Shares of the Fund done by APs and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Availability of Information

Each Business Day, the following information will be available at www.tradretfs.com with respect to the Fund: (i) information for each portfolio holding that will form the basis of the next calculation of the Fund’s NAV per share; (ii) the Fund’s NAV per share, market price, and premium or discount, each as of the end of the prior Business Day; (iii) a table showing the number of days the Fund’s Shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) the Fund’s median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the Fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the Fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

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Dividends, Distributions and Taxes

Fund Distributions

The Fund pays out dividends from its net investment income and distributes its net capital gains, if any, to investors at least annually.

Dividend Reinvestment Service

Brokers may make available to their customers who own Shares of the Fund the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Federal Income Tax Consequences

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund Shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund Shares, it is generally considered a taxable event. Distributions of net investment income, other than distributions the Fund report as “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund Shares.

Dividends paid by a Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Since the Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of the dividends paid by the Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

You may want to avoid buying Shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

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Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from sales of Fund Shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide your Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with requirements of the Internal Revenue Service (the “IRS”) that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of any cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as a capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units of a Fund will be treated as a capital gain or loss if the AP holds the Shares of the Fund comprising the Creation Units as capital assets, and otherwise will be an ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as a long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be a short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units of a Fund will generally be treated as a long-term capital gain or loss if the Shares of the Fund comprising the Creation Units have been held for more than one year, and otherwise, will generally be a short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains).

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The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Shares of the Fund so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in any securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Shares of the Fund so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. The Fund does not and have no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

FUND SERVICE PROVIDERS

Co-Administrators. UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. Pursuant to the Co-Administration Agreement, the Co-Administrators receive a fee for administration services based on the Fund’s average daily net assets, which is paid by the Advisor.

Transfer Agent. [                                   ], serves as the Fund’s transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. [                                  ], serves as the Fund’s custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. [                                  ], serves as the fund accounting agent for the Fund. The fund accounting agent calculates the Fund’s daily NAV.

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Legal Counsel. Morgan, Lewis & Bockius LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and to the Independent Trustees.

Independent Registered Public Accounting Firm. [                ], serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

ADDITIONAL INFORMATION

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in exchange-traded funds offered by the Trust, including the Fund, beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares of the Fund, whether or not participating in the distribution of Shares of the Fund, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares of the Fund that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

FINANCIAL HIGHLIGHTS

The Fund is new and has no performance history as of the date of this prospectus. Financial information therefore is not available.

44

Tradr Triple Threat 2X Long Memory Daily ETF

A series of Investment Managers Series Trust II

FOR MORE INFORMATION

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports and Financials and Other Information

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and the Fund’s Financials and Other Information, which are each included in the Fund’s Form N-CSR filings. In the Fund’s annual report, you will find a summary of the key factors that significantly affected the Fund’s performance during its most recent fiscal year. In the Fund’s Financials and Other Information, you will find the Fund’s annual and semi-annual financial statements.

The Fund’s SAI, annual and semi-annual reports, and Financials and Other Information will be available, free of charge, on the Fund’s website at www.tradretfs.com. You can also obtain a free copy of the Fund’s SAI or annual and semi-annual reports, request other information, or inquire about the Fund by contacting a broker that sells Shares of the Fund or by calling the Fund at 1-888-52TRADR (1-888-528-7237).

Reports and other information about the Fund are also available:

•	Free of charge, on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov; or
•	For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act file no. 811-22894)

45

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

Dated August 14, 2026

PROSPECTUS

Tradr Triple Threat 2X Long Quantum Daily ETF (Ticker: [ ])

[      ], 2026

The Fund is a series of Investment Managers Series Trust II (the “Trust”) (the “Fund”). Shares of the Fund are listed on the Cboe BZX Exchange, Inc. (the “Cboe Exchange” or “Exchange”).

Shares of the Fund trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value per share (“NAV”). The Fund is not suitable for all investors and are designed to be utilized only by sophisticated investors who understand the risks associated with the use of derivatives, are willing to assume a high degree of risk, and intend to actively monitor and manage their investments in the Fund.

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor the Commodity Futures Trading Commission (the “CFTC”) has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund seeks daily long leveraged investment results and are intended to be used as short-term trading vehicles. The Fund attempts to provide daily investment results that correspond to the long leveraged multiple of the performance of an actively-managed group of equity securities (the “Target Portfolio”).

The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Fund is very different from most mutual funds and exchange-traded funds. Investors should note that the pursuit of daily investment objectives means that the return of the Fund for a period longer than a full trading day will be the product of a series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the Target Portfolio may affect the Fund’s return as much as, or more than, the return of the Target Portfolio. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of the Fund’s stated daily long leveraged investment objective and the performance of the Target Portfolio for the full trading day. During periods of high volatility, the Fund may not perform as expected and the Fund may have losses when an investor may have expected gains if the Fund is held for a period that is different than one trading day.

These Fund is not suitable for all investors. These Fund is designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Fund should:

(a) understand the risks associated with the use of inverse strategies and leverage;

(b) understand the consequences of seeking daily leveraged investment results; and

(c) intend to actively monitor and manage their investments.

Investors who do not understand the Fund, or do not intend to actively manage their funds and monitor their investments, should not buy the Fund.

There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money. No single Fund is a complete investment program.

The Fund’s investment advisor, AXS Investments, LLC (the “Advisor” or “AXS”), will not attempt to position the Fund’s portfolio to ensure that the Fund does not gain or lose more than a maximum percentage of its NAV on a given trading day. As a consequence, if the Fund’s Target Portfolio decreases more than 50% on a given trading day, the Fund’s investors would lose all of their money.

-i-

Summary Section - Tradr Triple Threat 2X Long Quantum Daily ETF

Important Information About the Tradr Triple Threat 2X Long Quantum Daily ETF

The Tradr Triple Threat 2X Long Quantum Daily ETF (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds (“ETFs”). As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify (200%) the daily performance of an actively-managed portfolio of securities of three quantum computing technologies companies (the “Target Portfolio”) for a single trading day. The Target Portfolio is currently composed of IONQ, Inc. (“IONQ”), D-Wave Quantum Inc. (“QBTS”), and Rigetti Computing, Inc. (“RGTI”). The composition of the Target Portfolio may change from time to time, including on a quarterly basis. Each trading day, the Target Portfolio is generally rebalanced to ensure equal weighting of its underlying securities. The return for investors that invest for periods longer or shorter than a single-trading day should not be expected to be 200% of the performance of the Target Portfolio for the period. The return of the Fund for a period longer than a single-trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Target Portfolio for that period. Longer holding periods, higher volatility of the Target Portfolio and leverage increase the impact of compounding on an investor’s returns. During periods of higher Target Portfolio volatility, the volatility of the Target Portfolio may affect the Fund’s return as much as, or more than, the return of the Target Portfolio.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (200%) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single-trading day, the Fund will lose money if the Target Portfolio’s performance is flat, and it is possible that the Fund will lose money even if the Target Portfolio’s performance increases over a period longer than a single-trading day. An investor could lose the full principal value of his/her investment within a single-trading day if the Target Portfolio loses more than 50% in one day.

Investment Objective

The Tradr Triple Threat 2X Long Quantum Daily ETF seeks daily investment results, before fees and expenses, that correspond to two times (200%) the daily performance of the Target Portfolio. The Fund does not seek to achieve its stated investment objective for a period of time different than a single-trading day.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.49%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	1.49%

(1)	“Other Expenses” are estimated for the current fiscal year. The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions would be:

One Year	Three Years
$152	$471

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. As of the date of this prospectus, the Fund does not have an operating history and turnover data therefore is not available.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the daily performance of the Target Portfolio. The Fund is an actively-managed ETF that seeks to achieve on a daily basis, before fees and expenses, 200% performance of the Target Portfolio for a single-trading day, not for any other period, by entering into one or more swaps and/or purchasing listed options on Target Portfolio securities and/or investing directly in the common stock of companies in the Target Portfolio. Each trading day, the Target Portfolio is generally rebalanced to ensure equal weighting of its underlying securities. A “single-trading day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. However, the use of option contracts or direct investments in the common stocks of the companies in the Target Portfolio is typically less efficient than swaps and may increase the likelihood that the Fund is unable to achieve its daily 2X objective.

Target Portfolio Selection

AXS Investments LLC, the Fund’s investment advisor (“AXS” or the “Advisor”), employs a thematic and qualitative approach to identify and select a focused portfolio of three companies aligned with the Fund’s quantum computing technology investment theme. The Advisor seeks companies it believes demonstrate meaningful participation in the development, production or advancement of quantum computing technologies. In selecting companies for the Target Portfolio, the Advisor considers various factors such as market share, revenue share derived from the sales or production of such products, and investor demand.

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The companies in the Target Portfolio are primarily large capitalization companies that are listed on U.S. exchanges, including American Depositary Receipts (“ADRs”) of foreign companies. The Target Portfolio is currently composed of IONQ, QBTS and RGTI, each of which the Advisor believes is a quantum computing technology company. At least quarterly, the Target Portfolio is reevaluated for potential inclusion of other quantum computing technology companies that may serve to replace one or more of the current members of the Target Portfolio at the discretion of the Advisor.

The Fund will enter into one or more swaps with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Target Portfolio. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Target Portfolio. If the Advisor determines to use call options, the Fund will purchase exchange-traded call options, including FLexible EXchange® Options (“FLEX Options”). FLEX Options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The FLEX Options are listed on the Exchange. The Fund may take delivery of the Target Portfolio securities if it chooses to exercise a call option and either hold or sell the stock in the secondary markets.

Additionally, the Fund may use other option strategies to produce similar exposure to the Target Portfolio securities, like buying calls and selling puts with identical strike prices. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price. In situations where swap availability is constrained, the Fund may rely more heavily on options contracts. Additionally, the Fund may use options in response to changing market dynamics.

The Advisor attempts to consistently apply leverage to increase the Fund’s exposure to 200% of the Target Portfolio and expects to rebalance the Fund’s holdings daily to maintain such exposure. Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single-trading day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Target Portfolio over the same period. As a result of its investment strategies, the Fund will be concentrated in the industry assigned to the companies in the Target Portfolio (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure to the industry assigned to the companies in the Target Portfolio). As of the date of this prospectus, the Target Portfolio is concentrated in the quantum computing and technology hardware & semiconductor industries.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds. The Fund may engage in frequent and active trading.

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Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.

Derivatives Risk. The Fund’s use of derivatives may be considered aggressive and may expose the Fund to greater risks and larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives.  A derivative refers to any financial instrument whose value is derived, at least in part, from the price of an underlying security, asset, rate or index. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying security, asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in OTC markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap itself. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the Target Portfolio has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Target Portfolio the reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

•	Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired daily leveraged performance for the Fund.

4

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Target Portfolio. Because the Fund includes a multiplier of two times (200%) the Target Portfolio, a single-trading day decline in the Target Portfolio approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Target Portfolio subsequently rises or moves in an opposite direction, eliminating all or a portion of the earlier decline. This would be the case with any such single-trading day movements in the Target Portfolio, even if the Target Portfolio maintains a level greater than zero at all times.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps and therefore the value of an investment in the Fund could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Compounding Risk. The Fund has a single-trading day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer or shorter than a single-trading day will very likely differ in amount, and possibly even direction, from 200% of the daily return of the Target Portfolio for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as the Target Portfolio volatility and holding periods increase. Fund performance for a period longer or shorter than a single-trading day can be estimated given any set of assumptions for the following factors: (a) the Target Portfolio volatility; (b) the Target Portfolio performance; (c) period of time; (d) financing rates associated with leveraged exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the Target Portfolio volatility and the Target Portfolio performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the Target Portfolio volatility and the Target Portfolio performance over a one-year period. Actual volatility, the Target Portfolio and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded red represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Target Portfolio and those shaded green represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Target Portfolio. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

5

Estimated Fund Returns

One Year Target Portfolio	200% One Year Target Portfolio	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of the Target Portfolio’s volatility and the Target Portfolio’s performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a 40% return on a yearly basis if the Target Portfolio’s return were 20%, absent the effects of compounding. As the table shows, with the Target Portfolio’s volatility of 50%, the Fund could be expected to return 12.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Target Portfolio’s annualized historical volatility rate for the period from [ ] through [ ] was [ ]%. The Target Portfolio’s highest volatility rate during the period was [ ]%. The Target Portfolio’s annualized total return performance for the period from [ ] through [ ] was [ ]%. The Target Portfolio’s historical volatility and performance are not indications of what the Target Portfolio volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the companies in the Target Portfolio may differ from the volatility of the companies in the Target Portfolio.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Target Portfolio, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the Target Portfolio on such day.

In order to achieve a high degree of correlation with the Target Portfolio, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Target Portfolio may prevent the Fund from achieving a high degree of correlation with the Target Portfolio and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Target Portfolio’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Target Portfolio is volatile, particularly when the Target Portfolio is volatile at or near the close of the trading day.

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A number of other factors may also adversely affect the Fund’s correlation with the Target Portfolio, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take, or refrain from taking, positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Target Portfolio. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Target Portfolio. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the performance of the Target Portfolio. Any of these factors could decrease correlation between the performance of the Fund and the Target Portfolio and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Target Portfolio that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the Target Portfolio are listed on the Nasdaq and NYSE and Shares of the Fund are listed on the Exchange. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the Target Portfolio’s and the Fund’s Shares are listed for trading on exchanges, there can be no assurance that an active trading market for such shares will be available at all times and an exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the Target Portfolio’s and/or the Fund’s Shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the Target Portfolio’s and/or the Fund’s Shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the Target Portfolio’s shares are expected to result in a halt in the trading in the Fund’s Shares. However, not all non-regulatory trading halts affecting the Target Portfolio’s shares will result in a trading halt of the Fund’s Shares. To the extent trading in the Target Portfolio’s shares is halted while the Fund’s Shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

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Indirect Investment Risk. The Target Portfolio is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the companies in the Target Portfolio in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of companies in the Target Portfolio.

Intraday Price Performance Risk. The intraday performance of Shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Shares relative to the Target Portfolio until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of the Target Portfolio.

Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high leveraged correlation with the Target Portfolio.

Portfolio Turnover Risk. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, technological advances (such as artificial intelligence (“AI”) and machine learning), the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

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Concentration Risk. The Fund will be concentrated in the industry assigned to the companies in the Target Portfolio (i.e., hold more than 25% of its total assets in investments that provide leveraged exposure to the industry assigned to the companies in the Target Portfolio). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Semiconductor Industry Risk. The Fund is subject to semiconductor industry risk due to its investment exposure to the Target Portfolio. Competitive pressures may have a significant effect on the financial condition of companies in the semiconductor industry and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Companies in the semiconductor industry typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor industry have been and likely will continue to be extremely volatile.

Quantum Computing Risk. The Fund is subject to quantum computing risk due to its investment exposure to the Target Portfolio. Companies engaged in the development of quantum computing or machine learning technology may be significantly impacted by rapid technological advancements, product obsolescence, intense competition, consumer demand, and government regulation. Such companies are also heavily dependent upon patent and intellectual property rights. A company’s success in obtaining or protecting a patent related to quantum computing or machine learning, including the associated costs, are critical factors that may affect such company’s profitability. In addition, tariffs placed on specialized components and/or raw materials used by such companies may increase costs and delay progress associated with research and development in quantum computing and machine learning.

Computer Programming Company Risk. The Fund is subject to computer programming company risk due to its investment exposure to the Target Portfolio. Computer programming companies provide social networking, file sharing, and other web-based media applications. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by social media companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. Additionally, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Furthermore, the business models employed by the companies in the computer programming industries may not prove to be successful.

Technology Hardware Companies Risk.  The Fund is subject to technology hardware companies risk due to its investment exposure to the Target Portfolio. Technology hardware companies manufacture and distribute computers, servers, mainframes, peripheral devices (e.g., keyboard, mouse, etc.), high-technology components (e.g., circuit boards), and electronic office equipment. In addition, technology hardware companies include producers and distributors of semiconductors and other integrated chips, other products related to the semiconductor industry such as motherboards, and manufacturers of high-technology tools and/or equipment used in the creation of semiconductors, photonics, wafers, and other high-technology components. Technology hardware companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by technology hardware companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of these companies depends in substantial part on the timely and successful introduction of new products. In addition, many technology hardware companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies.

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Software Company Risk. The Fund is subject to software company risk due to its investment exposure to the Target Portfolio. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Technology Sector Risk. The Fund is subject to the technology sector risk due to its investment exposure to the Target Portfolio. Technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Information Technology Sector Risk. The Fund is subject to information technology sector risk due to its investment exposure to the Target Portfolio. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short-term bond ETFs and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares of the Fund.

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Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

The Fund’s Collateral Investments are subject to the following risks:

•	Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

•	Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

•	Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

•	Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Large-Cap Company Risk. The Fund is subject to large-cap company risk due to its investment exposure to the Target Portfolio. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

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Mid-Cap Company Risk. The Fund is subject to mid-cap company risk due to its exposure to the Target Portfolio. Investing in mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

•	Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to process creation or redemption orders, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

•	Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and the spread is generally lower if Shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•	Fluctuation of NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate significantly from the Fund’s NAV. When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes from the last quote from the closed market and the value of such security during the ETF’s domestic trading day, which could lead to differences between the market price of the ETF’s shares and their underlying NAV.

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•	Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

•	Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV in large blocks of shares called “Creation Units.” Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

•	Trading Issues Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund seeks to achieve daily results that correspond to a multiple of the daily performance of a single issuer by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

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Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps and options) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The prices of, and income generated by, securities the Fund has exposure to may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulation affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors related to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or another event affecting a single issuer. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. U.S. and international markets have recently experienced, and may continue to experience, periods of significant volatility due to various factors, including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, and political and geopolitical events. In addition, wars, or threats of war and aggression, such as Russia’s invasion of Ukraine and conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Damage to energy infrastructure from conflicts in the Middle East, reduced shipping through the Strait of Hormuz, and other energy supply constraints could also have long-term adverse impacts on the U.S. and world economies. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control certain sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the imposition of tariffs and trade barriers on certain foreign countries, including China and long-time U.S. allies. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Shares may be affected. The use of AI and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.tradretfs.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Advisor

AXS Investments LLC (“AXS” or the “Advisor”) is the Fund’s investment advisor.

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Manager of the Advisor, and Parker Binion, Chief of Compliance and Head of Investments of the Advisor, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Trampe and Binion have been Portfolio Managers of the Fund since 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be purchased and sold on the secondary market through a broker-dealer. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.tradretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

The Tradr Triple Treat 2X Long Quantum Daily ETF (the “2X Long Fund”) is a series of Investment Managers Series Trust II (the “Trust”) and is regulated as an “investment company” under the 1940 Act. The Fund’s investment objective is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Statement of Additional Information (“SAI”) for the Fund are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI for the Fund, which is available at www.tradretfs.com.

Additional Information Regarding the Fund’s Investment Objectives

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (200%) the daily performance of the Target Portfolio. The Fund does not seek to achieve its stated investment objective for a period of time different than a single-trading day.

The Fund’s investment objective is non-fundamental, meaning that it may be changed by the Board of Trustees (the “Board”) of the Trust, without the approval of the Fund’s shareholders. The Fund reserves the right to substitute a different index or security for the Target Portfolio on which the performance of the Fund is based.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the Fund should: (a) understand the risks associated with the use of inverse strategies and leverage; (b) understand the consequences of seeking daily leveraged investment results; and (c) intend to actively monitor and manage their investments. Investors who do not understand the Fund or do not intend to actively manage their funds and monitor their investments should not buy the Fund.

There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money.

Additional Information Regarding the Fund’s Principal Strategies

In seeking to achieve the Fund’s investment objective, the Advisor invests in a manner that is designed to correspond to 2X the daily performance of the Fund’s Target Portfolio. Each trading day, the Target Portfolio is generally rebalanced to ensure equal weighting of its underlying securities. The Fund attempts to achieve its investment objective by investing a substantial amount of its assets in financial instruments that provide exposure to the Target Portfolio.

The Advisor does not invest the assets of the Fund in securities or financial instruments based on the Advisor’s view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its Target Portfolio consistent with its investment objective, without regard to market conditions, trends, direction, or the financial condition of a particular issuer.

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On a daily basis, the Fund will seek to position its portfolio so that the Fund’s investment exposure is consistent with its investment objective. In general, changes to the level of the Target Portfolio each day will determine whether the Fund’s portfolio needs to be repositioned. For example, if a Target Portfolio has risen on a given day, net assets of the 2X Fund should rise. As a result, the 2X Fund’s exposure will need to be increased. Conversely, if the Target Portfolio has fallen on a given day, net assets of the 2X Fund should fall. As a result, the 2X Fund’s exposure will need to be decreased.

The time and manner in which the Fund rebalances its portfolio may vary from day to day at the sole discretion of the Advisor, depending upon market conditions and other circumstances. If for any reason a Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to its Target Portfolio that is significantly greater or less than its stated multiple. As a result, a Fund may be more or less exposed to the inverse leverage or leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single-trading day because mathematical compounding prevents the Fund from achieving such results. Results for the Fund over periods of time greater than a single-trading day should not be expected to be a simple return times the multiple of its Target Portfolio index. The Fund’s returns will likely differ in amount and possibly even direction from the return of the Target Portfolio times the applicable multiple over the same period. These differences can be significant. The Fund will lose money if the Target Portfolio’s performance is flat over time, and the Fund can lose money regardless of the performance of its Target Portfolio, as a result of daily rebalancing, fees, the Target Portfolio’s volatility, compounding and other factors. Daily compounding of the Fund’s investment returns can dramatically and adversely affect its longer-term performance, especially during periods of high volatility. Volatility has a negative impact on a Fund’s performance and may be at least as important to the Fund’s return for a period as the return of its Target Portfolio.

In seeking to achieve the Fund’s investment objectives, the Advisor uses a mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions that the Advisor believes, in combination, should produce daily returns consistent with the Fund’s objective.

The Fund intends to meet its investment objective by investing a significant portion of its assets in swaps and/or purchasing listed options on investment vehicles with exposure to its Target Portfolio, in any one of, or combinations of financial instruments, and/or direct investments in the Target Portfolio, such that the Fund has exposure equal to its multiple to its Target Portfolio at the time of its NAV calculation. The number of financial instruments the Fund invests in will change day-to-day. However, the use of option contracts or direct investments in common stock of the Target Portfolio is typically less efficient than swaps and may increase the likelihood that the Fund is unable to achieve its daily 2X objective.

The Fund will enter into swaps with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned or realized on the Target Portfolio. The gross returns to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Target Portfolio. Each trading day the Advisor adjusts the Fund’s exposure to its Target Portfolio consistent with the Fund’s daily leverage investment objective. The impact of market movements during the day determines whether the portfolio needs to be repositioned.

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The time and manner in which the Fund rebalances its portfolio may vary from day to day at the sole discretion of the Advisor, depending upon market conditions and other circumstances. Generally, at or near the close of the market at each trading day, the Fund will position its portfolio to ensure that the Fund’s exposure to its Target Portfolio is consistent with its stated investment objective. The Fund reviews its notional exposure under each swap, which reflects the extent of the Fund’s total investment exposure under the swap, to ensure that the Fund’s exposure is in-line with its stated investment objective. The gross returns to be exchanged are calculated with respect to the notional amount and the Target Portfolio returns to which the swap is linked. Swaps are typically closed out on a net basis. Thus, while the notional amount reflects a Fund’s total investment exposure under the swap, the net amount is the Fund’s current obligations (or rights) under the swap. That is the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. If for any reason a Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. As a result, a Fund may be more or less exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective. To the extent that a Fund needs to “roll” its swap positions (i.e., enter into new swap positions with a later expiration date as the current positions approach expiration), it could be subjected to increased costs, which could negatively impact the Fund’s performance.

As a result of the above investment strategies, the Fund will be concentrated in the industry assigned to the underlying securities in the Target Portfolio (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure to the industry assigned to the underlying security).

In addition to the investment financial instruments, the Fund will invest its remaining assets directly in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Advisor to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Fund seeks to remain fully invested at all times in financial instruments and Collateral Investments that, in combination, provide exposure to its Target Portfolio consistent with its investment objective without regard to market conditions, trends or direction.

The Fund seeks to position its portfolio so that its exposure to its Target Portfolio is consistent with its investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day depending upon market conditions and other circumstances at the discretion of the Advisor. The impact of a Target Portfolio’s movements each day will affect whether the Fund’s portfolio needs to be rebalanced and the amount of such rebalance.

The amount of exposure the Fund has to a specific combination of financial instruments may differ and may be changed without shareholder approval at any given time. The amount of the Fund’s exposure should be expected to change from time to time at the discretion of the Advisor, based on market conditions and other factors. In addition, the Advisor has the power to change the Fund’s investment objective, benchmark, or investment strategy at any time, without shareholder approval, subject to applicable regulatory requirements.

The Fund is classified as “non-diversified” under the 1940 Act, which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds. The Fund may engage in frequent and active trading.

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Fund Investments

Principal Investments

Swaps

The Fund will enter into swaps to pursue its investment objective. The swaps may include as a reference asset investment vehicles that seek exposure to the Target Portfolio.

Swaps are contracts entered into primarily with major financial institutions for a specified period. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index. The Fund may use a combination of swaps on the underlying securities and swaps on various investment vehicles that are designed to track the performance of the underlying securities. The underlying investment vehicle may not track the performance of an underlying security due to embedded costs and other factors, which may increase a Fund’s correlation risk and impact a Fund’s ability to correlate with its Target Portfolio.

With respect to the use of swaps, if the Target Portfolio has a dramatic intraday move that causes a material decline in net assets, the terms of a swap between a Fund and its counterparties may permit the counterparties to immediately close out the transaction with the Fund. In that event, a Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with its investment objective. This, in turn, may prevent a Fund from achieving its investment objective, even if the reference asset reverses all or a portion of its intraday move by the end of the day. Any costs associated with using swaps may also have the effect of lowering a Fund’s return.

Option Contracts

The Fund may purchase exchange-traded call or put options, including FLEX Options to pursue its investment objective. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price. Whan a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). FLEX Options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of OTC options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The FLEX Options are listed on the Exchange. Additionally, the Fund may use other option strategies to produce similar exposure to the underlying issuer, like buying calls and selling puts with identical strike prices.

Non-Principal Investments

Cash Equivalents and Short-Term Investments

The Fund may invest in securities with maturities of less than one year or cash equivalents, or they may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For more information on eligible short-term investments, see the SAI.

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U.S. Government Securities

The Fund may invest in short-term U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Additional Information Regarding Investment Techniques and Policies

The Effects of Fees and Expenses on the Return of the 2X Fund for a Single-Trading Day. To create the necessary exposure, the Fund uses leveraged investment techniques, which necessarily incur brokerage and financing charges. In light of these charges and the Fund’s operating expenses, the expected return of the Fund over one trading day is equal to the gross expected return, which is the daily return of the Target Portfolio multiplied by the Fund’s daily leveraged investment objective, minus (i) financing charges incurred by the portfolio and (ii) daily operating expenses. For instance, if a hypothetical Target Portfolio returns 2% on a given day, the gross expected return of the 2X Fund would be 4%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower. The Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases the 2X Fund’s Shares at close of the markets on a given trading day, the investor’s exposure to the hypothetical Target Portfolio would reflect 200% of the performance of the hypothetical Target Portfolio during the following trading day, subject to the charges and expenses noted above.

A Cautionary Note to Investors Regarding Dramatic Movement. The Advisor will not attempt to position a Fund’s portfolio to ensure that the Fund does not gain or lose more than maximum percentage of its NAV on a given day. A Fund could lose an amount greater than its net assets in the event of a movement of a Target Portfolio in excess of 50% for the Fund, in a direction adverse to the Fund (meaning a decline in the value of the Target Portfolio for the Fund). As a result, the risk of total loss exists.

If a Target Portfolio has a dramatic adverse move that causes a material decline in a Fund’s net assets, the terms of the Fund’s swaps may permit the counterparty to immediately close out the swap transaction. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if its Target Portfolio later reverses all or a portion of the move, and result in significant losses.

Examples of the Impact of Daily Leverage and Compounding. Because the Fund’s exposure to its Target Portfolio is repositioned on a daily basis, for a holding period longer than one day, the pursuit of a daily investment objective will result in daily long leveraged compounding for the Fund. This means that the return of a Target Portfolio over a period of time greater than one day multiplied by the Fund’s daily long leveraged investment objective generally will not equal the Fund’s performance over that same period. As a consequence, investors should not plan to hold the Fund unmonitored for periods longer than a single-trading day. This deviation increases with higher volatility in a Target Portfolio and longer holding periods. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of the Fund’s stated daily investment objective and the performance of its Target Portfolio for the full trading day. The actual exposure will largely be a function of the performance of the Target Portfolio from the end of the prior trading day.

Consider the following examples of a hypothetical fund that seeks 200% of the daily performance of a hypothetical Target Portfolio:

Mary is considering investments in two Funds, Fund A and B. Fund A is an ETF which seeks (before fees and expenses) to match the performance of the hypothetical Target Portfolio. Fund B is a leveraged ETF and seeks daily leveraged investment results (before fees and expenses) that correspond to 200% of the daily performance of the hypothetical Target Portfolio.

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On Day 1, the hypothetical Target Portfolio increases in value from $100 to $105, a gain of 5%. On Day 2, the hypothetical Target Portfolio declines from $105 back to $100, a loss of 4.76%. In the aggregate, the hypothetical Target Portfolio has not moved.

An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2, returning the investment its original value. The following example assumes a $100 investment in Fund A when the hypothetical Target Portfolio is also valued at $100:

Day	Target Portfolio Value	Target Portfolio Performance	Value of Fund A Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00

The same $100 investment in Fund B would be expected to gain 10% on Day 1 (200% of 5%) but decline 9.52% on Day 2. Although the percentage decline in Fund B is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount, so the investment in Fund B experiences a loss even when the aggregate Target Portfolio value for the two-day period has not declined (these calculations do not include the charges for fund fees and expenses).

Day	Target Portfolio Performance	200% of Target Portfolio Performance	Value of Fund B Investment
			$100
1	5.00%	10.0%	$110
2	-4.76%	-9.52%	$99.52

As you can see, an investment in Fund B has additional risks due to the effects of leverage and compounding.

An investor who purchases shares of the Fund intra-day will generally receive more, or less, than the applicable exposure to the Target Portfolio from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the Target Portfolio from the end of the prior trading day. If the Fund’s Shares are held for a period longer than a single-trading day, the Fund’s performance is likely to deviate from the multiple return of the Target Portfolio ’s performance for the longer period. This deviation will increase with higher Target Portfolio volatility and longer holding periods.

Examples of the Impact of Volatility. The Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will typically cause a Fund to lose money if the Target Portfolio experiences volatility. A volatility rate is a statistical measure of the magnitude of fluctuations in the Target Portfolio ’s returns over a defined period. For periods longer than a trading day, volatility in the performance of the Target Portfolio from day to day is the primary cause of any disparity between the Fund’s actual returns and the returns of the Target Portfolio for such period. Volatility causes such disparity because it exacerbates the effects of compounding on the Fund’s returns. In addition, the effects of volatility are magnified in the Fund due to leverage. Consider the following three examples that demonstrate the effect of volatility on a hypothetical fund:

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Example 1 – Target Portfolio Experiences Low Volatility

Mary invests $10.00 in a hypothetical 2X Fund at the close of trading on Day 1. During Day 2, the hypothetical Target Portfolio rises from 100 to 102, a 2% gain. Mary’s investment rises 4% to $10.40. Mary holds her investment through the close of trading on Day 3, during which the hypothetical Target Portfolio rises from 102 to 104, a gain of 1.96%. Mary’s investment rises to $10.81, a gain during Day 3 of 3.92%. For the two-day period since Mary invested in the hypothetical 2X Fund, the hypothetical Target Portfolio gained 4% although Mary’s investment increased by 8.1%. Because the hypothetical Target Portfolio continued to trend upwards with low volatility, Mary’s return closely correlates to the 200% return of the return of the hypothetical Target Portfolio for the period.

Example 2 – Target Portfolio Experiences High Volatility

Mary invests $10.00 in a hypothetical 2X Fund after the close of trading on Day 1. During Day 2, the hypothetical Target Portfolio rises from 100 to 102, a 2% gain, and Mary’s investment rises 4% to $10.40. Mary continues to hold her investment through the end of Day 3, during which the hypothetical Target Portfolio declines from 102 to 98, a loss of 3.92%. Mary’s investment declines by 7.84%, from $10.40 to $9.58. For the two-day period since Mary invested in the hypothetical 2X Fund, the hypothetical Target Portfolio lost 2% while Mary’s investment decreased from $10 to $9.58, a 4.2% loss. The volatility of the hypothetical Target Portfolio affected the correlation between the hypothetical Target Portfolio’s return for the two-day period and Mary’s return. In this situation, Mary lost more than two times the return of the hypothetical Target Portfolio.

Example 3 – Intra-day Investment with Volatility

The examples above assumed that Mary purchased the hypothetical 2X Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received a beta determined by the performance of the hypothetical Target Portfolio from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.

Mary invests $10.00 in a hypothetical 2X Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the hypothetical Target Portfolio moved from 100 to 102, a 2% gain. In light of that gain, the hypothetical 2X Fund beta at the point at which Mary invests is 196%. During the remainder of Day 2, the hypothetical Target Portfolio rises from 102 to 110, a gain of 7.84%, and Mary’s investment rises 15.4% (which is the hypothetical Target Portfolio gain of 7.84% multiplied by the 196% beta that she received) to $11.54. Mary continues to hold her investment through the close of trading on Day 3, during which the hypothetical Target Portfolio declines from 110 to 90, a loss of 18.18%. Mary’s investment declines by 36.4%, from $11.54 to $7.34. For the period of Mary’s investment, the hypothetical Target Portfolio declined from 102 to 90, a loss of 11.76%, while Mary’s investment decreased from $10.00 to $7.34, a 27% loss. The volatility of the hypothetical Target Portfolio affected the correlation between the hypothetical Target Portfolio’s return for period and Mary’s return. In this situation, Mary lost more than two times the return of the hypothetical Target Portfolio. Mary was also hurt because she missed the first 2% move of the hypothetical Target Portfolio and had a beta of 196% for the remainder of Day 2.

Market Volatility. The Fund seeks to provide a return which is a multiple of the daily performance of a Target Portfolio. The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the return of a Target Portfolio for periods other than a single-trading day. The Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.

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Daily rebalancing will impair a Fund’s performance if its Target Portfolio experiences volatility. For instance, a 2X Fund would be expected to lose 4% (as shown in Table 1 below) if its Target Portfolio provided no return over a one-year period and experienced annualized volatility of 20%. If a Target Portfolio provided no return over a one-year period and experienced annualized volatility of 40%, the hypothetical loss for a one-year period for the 2X Fund rises to 15% (as shown in Table 1 below).

Table 1

Volatility Range	2X Fund Loss
10%	-1%
20%	-4%
30%	-9%
40%	-15%
50%	-23%
60%	-33%
70%	-47%
80%	-55%
90%	-76%
100%	-84%

Note that at higher volatility levels, there is a chance of a complete loss of Fund assets even if the Target Portfolio is flat. For instance, if annualized volatility of a Target Portfolio were 90%, a 2X Fund based on such Target Portfolio would be expected to lose 76% of its value, even if the Target Portfolio returned 0% for the year.

[As of the date of this Prospectus, volatility rates for Target Portfolio are not yet available. Since market volatility has negative implications for funds which rebalance daily, investors should be sure to monitor and manage their investments in the Fund, particularly in volatile markets.]

The Projected Returns of Fund for Intra-Day Purchases. Because the Fund rebalances its portfolio once daily, an investor who purchases shares during a day will likely have more, or less, than the long leveraged investment exposure to a Target Portfolio. The exposure to a Target Portfolio received by an investor who purchases the Fund intra-day will differ from the Fund’s stated daily investment objective by an amount determined by the movement of the Target Portfolio from its value at the end of the prior day. If the Target Portfolio moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases the Fund Shares, the investor will receive less exposure to the Target Portfolio than the stated Fund daily investment objective. Conversely, if the Target Portfolio moves in a direction adverse to the Fund, the investor will receive more exposure to the Target Portfolio than the stated Fund daily investment objective.

Table 2 below indicates the exposure to a Target Portfolio that an intra-day purchase of a 2X Fund would be expected to provide based upon the movement in the value of the Target Portfolio from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if a Target Portfolio has moved 5% in a direction favorable to a 2X Fund, the investor would receive exposure to the performance of the Target Portfolio from that point until the investor sells later that day or the end of the day equal to approximately 191% of the investor’s investment.

Conversely, if the Target Portfolio has moved 5% in a direction unfavorable to a 2X Fund, an investor at that point would receive exposure to the performance of the Target Portfolio from that point until the investor sells later that day or the end of the day equal to approximately 211% of the investor’s investment.

The table includes a range of Target Portfolio moves from 20% to -20% for a 2X Fund. Movement of a Target Portfolio beyond the range noted below will result in exposure further from a 2X Fund’s daily leveraged investment objective.

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Table 2

Target Portfolio Index	2X Fund
-20%	267%
-15%	243%
-10%	225%
-5%	211%
0%	200%
5%	191%
10%	183%
15%	177%
20%	171%

The Projected Returns of the Fund for Periods Other Than a Single-Trading Day. The Fund seeks long leveraged investment results on a daily basis — from the close of regular trading on one trading day to the close on the next trading day — which should not be equated with seeking a long leveraged investment objective for any other period. For instance, if the Target Portfolio gains 10% for a week, the 2X Fund should not be expected to provide a return of 20% for the week even if it meets its daily leveraged investment objective throughout the week. This is true because of the financing charges noted above but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of the Target Portfolio over a period of time greater than one day multiplied by a Fund’s daily leveraged investment objective will not generally equal the Fund’s performance over that same period. In addition, the effects of compounding become greater the longer Shares are held beyond a single-trading day.

The following tables set out a range of hypothetical daily performances during a given 10 trading days of the Target Portfolio and demonstrate how changes in the Target Portfolio impact the Fund’s hypothetical performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in the Fund over a 10-trading day period and do not reflect fees or expenses of any kind.

Table 3 – Lacks a Clear Trend

Target Portfolio				2X Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	105	5.00%	5.00%	$110.00	10.00%	10.00%
Day 2	110	4.76%	10.00%	$120.48	9.52%	20.47%
Day 3	100	-9.09%	0.00%	$ 98.57	-18.18%	-1.43%
Day 4	90	-10.00%	-10.00%	$ 78.86	-20.00%	-21.14%
Day 5	85	-5.56%	-15.00%	$ 70.10	-11.12%	-29.91%
Day 6	100	17.65%	0.00%	$ 94.83	35.30%	-5.17%
Day 7	95	-5.00%	-5.00%	$ 85.35	-10.00%	-14.65%
Day 8	100	5.26%	0.00%	$ 94.34	10.52%	-5.68%
Day 9	105	5.00%	5.00%	$103.77	10.00%	3.76%
Day 10	100	-4.76%	0.00%	$ 93.89	-9.52%	-6.12%

The cumulative performance of the Target Portfolio in Table 3 is 0% for 10 trading days. The hypothetical return for the 10-trading day period is -6.12% for a 2X Fund. The volatility of the Target Portfolio’s performance and lack of a clear trend results in performance for the Fund for the period which bears little relationship to the performance of the Target Portfolio for the 10-trading day period.

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Table 4 – Rises in a Clear Trend

Target Portfolio				2X Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	102	2.00%	2.00%	$104.00	4.00%	4.00%
Day 2	104	1.96%	4.00%	$108.08	3.92%	8.08%
Day 3	106	1.92%	6.00%	$112.24	3.84%	12.23%
Day 4	108	1.89%	8.00%	$116.47	3.78%	16.47%
Day 5	110	1.85%	10.00%	$120.78	3.70%	20.78%
Day 6	112	1.82%	12.00%	$125.18	3.64%	25.17%
Day 7	114	1.79%	14.00%	$129.65	3.58%	29.66%
Day 8	116	1.75%	16.00%	$134.20	3.50%	34.19%
Day 9	118	1.72%	18.00%	$138.82	3.44%	38.81%
Day 10	120	1.69%	20.00%	$143.53	3.38%	43.50%

The cumulative performance of the Target Portfolio in Table 4 is 20% for 10 trading days. The hypothetical return for the 10-trading day period is 43.50% for a 2X Fund. In this case, because of the positive hypothetical Target Portfolio trend, the 2X Fund’s hypothetical gain is greater than the applicable multiple of the hypothetical Target Portfolio gain for the 10-trading day period.

Table 5 – Declines in a Clear Trend

Target Portfolio				2X Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	98	-2.00%	-2.00%	$ 96.00	-4.00%	-4.00%
Day 2	96	-2.04%	-4.00%	$ 92.08	-4.08%	-7.92%
Day 3	94	-2.08%	-6.00%	$ 88.24	-4.16%	-11.75%
Day 4	92	-2.13%	-8.00%	$ 84.49	-4.26%	-15.51%
Day 5	90	-2.17%	-10.00%	$ 80.82	-4.34%	-19.17%
Day 6	88	-2.22%	-12.00%	$ 77.22	-4.44%	-22.76%
Day 7	86	-2.27%	-14.00%	$ 73.71	-4.54%	-26.27%
Day 8	84	-2.33%	-16.00%	$ 70.29	-4.66%	-29.71%
Day 9	82	-2.38%	-18.00%	$ 66.94	-4.76%	-33.05%
Day 10	80	-2.44%	-20.00%	$ 63.67	-4.88%	-36.32%

The cumulative performance of the Target Portfolio in Table 5 is -20% for 10 trading days. The hypothetical return for the 10-trading day period is -36.32% for a 2X Fund. In this case, because of the negative hypothetical Target Portfolio trend, the 2X Fund’s hypothetical decline is less than the applicable multiple of the hypothetical Target Portfolio decline for the 10-trading day period.

Additional Information About the Fund’s Principal Risks

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet their stated objectives. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus.

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Principal Risks

Derivatives Risk. The Fund’s use of derivatives may be considered aggressive and may expose the Fund to greater risks and larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives.  A derivative refers to any financial instrument whose value is derived, at least in part, from the price of an underlying security, asset, rate or index. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying security, asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in OTC markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap itself. Leverage inherent in derivatives will tend to magnify a Fund’s gains and losses. Moreover, with respect to the use of swaps, if the underlying issuer has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap between a Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, a Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent a Fund from achieving its investment objective, even if the underlying issuer reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in a Fund may change quickly and without warning.

•	Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If a Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect a Fund’s performance.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, a Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired daily leveraged performance for the Fund.

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Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of a leveraged Fund, and may magnify any differences between the performance of a leveraged Fund and its Target Portfolio. Because the Fund includes a multiplier of two times (200%) its Target Portfolio, a single-trading day movement in a Target Portfolio approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Target Portfolio subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Target Portfolio, even if the Target Portfolio maintains a level greater than zero at all times.

Compounding Risk. The Fund has a single-trading day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer or shorter than a single-trading day will very likely differ in amount, and possibly even direction, from its stated multiple of the daily return of the Target Portfolio for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse or leveraged fund that rebalances daily. This effect becomes more pronounced as Target Portfolio volatility and holding periods increase. The Fund’s performance for a period longer than a single-trading day can be estimated given any set of assumptions for the following factors: (a) Target Portfolio volatility; (b) Target Portfolio performance; (c) period of time; (d) financing rates associated with inverse or leveraged exposure; and (e) other Fund expenses. The charts below illustrate the impact of two principal factors — Target Portfolio volatility and Target Portfolio performance — on Fund performance. The charts show estimated returns for the Fund for a number of combinations of Target Portfolio volatility and Target Portfolio performance over a one-year period. Actual volatility, Target Portfolio and Fund performance may differ significantly from the charts below. Performance shown in the charts assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

In the graph below, areas shaded red represent those scenarios where a 2X Fund can be expected to return less than 200% of the performance of the Target Portfolio and those shaded green represent those scenarios where a 2X Fund can be expected to return more than 200% of the performance of the Target Portfolio. A 2X Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated 2X Fund Returns

One Year Target Portfolio	200% One Year Target Portfolio	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

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The foregoing table is intended to isolate the effect of Target Portfolio volatility and Target Portfolio performance on the return of a 2X Fund and is not a representation of actual returns. For example, a 2X Fund may incorrectly be expected to achieve a 40% return on a yearly basis if the Target Portfolio return were 20%, absent the effects of compounding. As the table shows, with volatility of 50%, a 2X Fund could be expected to return 12.1% under such a scenario. A 2X Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Correlation Risk” below.

Correlation Risk. A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its Target Portfolio, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objectives, and the percentage change of a Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from their stated multiple of the percentage change of the Target Portfolio on such day.

In order to achieve a high degree of correlation with its Target Portfolio, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to its Target Portfolio may prevent a Fund from achieving a high degree of correlation with its Target Portfolio and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which a Fund invests, and other factors will adversely affect a Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by a Target Portfolio’s movements, including intraday movements. Because of this, it is unlikely that a Fund will have perfect exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Target Portfolio is volatile, particularly when the Target Portfolio is volatile at or near the close of the trading day.

A number of other factors may also adversely affect a Fund’s correlation with its Target Portfolio, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Target Portfolio. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Target Portfolio. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Target Portfolio. Any of these factors could decrease correlation between the performance of the Fund and the Target Portfolio and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, a Fund may have investment exposure to its Target Portfolio that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if they had been properly rebalanced and may not achieve its investment objective.

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Trading Halt Risk. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the underlying issuers’ shares and the Fund’s Shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the underlying issuer’s and/or the Fund’s Shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the underlying issuer’s and/or the Fund’s Shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of an underlying issuer’s shares are expected to result in a halt in the trading in the Fund’s Shares. However, not all non-regulatory trading halts affecting an underlying issuer’s shares will result in a trading halt of the Fund’s Shares. To the extent trading in an underlying issuer’s shares is halted while the Fund’s Shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount they expect to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund are insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

Indirect Investment Risk. The issuers of the Target Portfolio securities are not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the underlying issuers in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the underlying issuers.

Intraday Price Performance Risk. The intraday performance of Shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When Shares are bought intraday, the performance of the Fund’s Shares relative to its Target Portfolio until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of the Target Portfolio.

Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invest, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the financial instruments in which the Fund invest may be disrupted by a number of events, including but not limited to economic crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high long leveraged correlation with its Target Portfolio.

Portfolio Turnover Risk. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

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Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, technological advances (such as AI and machine learning), the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. Such events could make identifying investment risks and opportunities especially difficult for the Advisor. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. A Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Concentration Risk. The Fund will be concentrated in the industry assigned to its underlying issuer (i.e., hold more than 25% of its total assets in investments that provide long leveraged, inverse or inverse leveraged exposure, as applicable, to the industry assigned to the underlying issuer). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Semiconductor Industry Risk. The Fund is subject to semiconductor industry risk due to its investment exposure to the Target Portfolio. Competitive pressures may have a significant effect on the financial condition of companies in the semiconductor industry and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Companies in the semiconductor industry typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor industry have been and likely will continue to be extremely volatile.

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Quantum Computing Companies Risk. Companies engaged in the development of quantum computing or machine learning technology may be significantly impacted by rapid technological advancements, product obsolescence, intense competition, consumer demand, and government regulation. Such companies are also heavily dependent upon patent and intellectual property rights. A company’s success in obtaining or protecting a patent related to quantum computing or machine learning, including the associated costs, are critical factors that may affect such company’s profitability. In addition, tariffs placed on specialized components and/or raw materials used by such companies may increase costs and delay progress associated with research and development in quantum computing and machine learning.

Computer Programming Company Risks. Computer programming companies provide social networking, file sharing, and other web-based media applications. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by social media companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. Additionally, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Furthermore, the business models employed by the companies in the computer programming industries may not prove to be successful.

Technology Hardware Companies Risk.  The Fund is subject to technology hardware companies risk due to its investment exposure to the Index. Technology hardware companies manufacture and distribute computers, servers, mainframes, peripheral devices (e.g., keyboard, mouse, etc.), high-technology components (e.g., circuit boards), and electronic office equipment. In addition, technology hardware companies include producers and distributors of semiconductors and other integrated chips, other products related to the semiconductor industry such as motherboards, and manufacturers of high-technology tools and/or equipment used in the creation of semiconductors, photonics, wafers, and other high-technology components. Technology hardware companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by technology hardware companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of these companies depends in substantial part on the timely and successful introduction of new products. In addition, many technology hardware companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies.

Software Companies Risk. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short-term.

Technology Sector Risk. Technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

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Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, or financial resources. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified technology personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. There can be no assurance that the steps taken by companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short-term bond ETFs and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities.  The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

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The Fund’s Collateral Investments are subject to the following risks:

•	Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

•	Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

•	Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

•	Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Large-Cap Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Mid-Cap Company Risk. Generally, investing in mid-cap companies may have more potential growth than large-cap companies. Investing in mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations or may have difficulty in repaying any loans. Mid-cap company stocks may also be bought or sold less often and in smaller amounts than larger company stocks, making them less liquid than other securities.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps and options – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

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ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

•	Authorized Participant Concentration Risk. Only an AP may engage in creation or redemption transactions directly with the Fund. The Fund have a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to process creation or redemption orders, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

•	Cash Transaction Risk. To the extent a Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•	Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

•	Fluctuation of NAV Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of a Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund Shares may decrease considerably and cause the market price of Fund Shares to deviate significantly from the Fund’s NAV. When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes from the last quote from the closed market and the value of such security during the ETF’s domestic trading day, which could lead to differences between the market price of the ETF’s shares and their underlying NAV.

•	Market Maker Risk. If a Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

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•	Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV only in Creation Units. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

•	Trading Issues Risk. Although the Fund’s Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, they may have difficulty maintaining their listings on the Exchange.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by a Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of their assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund seeks to achieve daily results that correspond to a multiple of the daily performance of a single issuer by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of their assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of a Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps and options) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

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Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The prices of, and income generated by, securities a Fund has exposure to may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulation affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors related to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or another event affecting a single issuer. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. To the extent that the securities of issuers in the same or related industries or sectors behave similarly to each other, and these issuers make up a sizeable portion of the market, events affecting one issuer, industry or sector or the securities markets generally may have a larger impact. If such issuers represent a substantial portion of major market indices, a downturn in their stock prices may have a disproportionate adverse effect on the overall equity markets, even if other segments of the market perform well.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. U.S. and international markets have recently experienced, and may continue to experience, periods of significant volatility due to various factors, including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, and political and geopolitical events. In addition, wars or threats of war and aggression, such as Russia’s invasion of Ukraine and conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Damage to energy infrastructure from conflicts in the Middle East, reduced shipping through the Strait of Hormuz, and other energy supply constraints could also have long-term adverse impacts on the U.S. and world economies. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the actual or potential imposition of tariffs on foreign countries, including China and long-time U.S. allies. In particular, the imposition of tariffs has led to retaliatory tariffs by certain foreign countries and could lead to additional retaliatory tariffs by foreign countries, as well as increased and prolonged market volatility, and sector-specific downturns in industries reliant on international trade. The new administration has also sought to reduce the headcount of and freeze funding available to certain U.S. government agencies. Such efforts may continue throughout U.S. federal agencies, which could increase administrative burdens on remaining government employees, increase processing times of company filings, alter regulatory policymaking, and increase regulatory volatility. These efforts and other similar actions may have unforeseen consequences on the economy and markets generally, and could negatively impact the Fund.

Raising the ceiling on U.S. government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.

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Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or reverse course. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.

The events and circumstances described above could be prolonged and could adversely affect the value and liquidity of a Fund’s investments and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, and prevent shareholders from redeeming their Shares. Issuers of securities a Fund has investment exposure to are also subject to cybersecurity risks and the value of those securities could decline if the issuers experience cybersecurity incidents. Cybersecurity incidents affecting such companies may disrupt business operations, exploit security weaknesses, result in equipment failures, data breaches, violations of applicable privacy and other laws, financial losses, reputational damage, loss of customer relationships, regulatory fines, remediation costs or other liabilities, and adversely affect the value of a Fund’s investments. Companies in industries that rely on technology, telecommunications networks, operational systems, digital infrastructure, intellectual property, customer data, or other information systems are particularly susceptible to these risks. The use of AI, machine learning and other emerging technologies may exacerbate cybersecurity and operational risks.

While a Fund, its service providers, and the companies it has investment exposure to may have established business continuity plans and risk management systems designed to prevent, detect and mitigate cybersecurity incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention, detection or remediation efforts may not be successful.

Non-Principal Risks

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Advisor determines to sell such a holding.

Management of the Fund

The Fund is a series of Investment Managers Series Trust II, an investment company registered under the 1940 Act. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, custodian and fund administrative and accounting agent.

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Investment Advisor

AXS Investments LLC, a Delaware limited liability company, serves as the Fund’s Advisor pursuant to an investment management agreement (the “Investment Advisory Agreement”). AXS is located at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573.

In its capacity as Advisor, AXS manages the Fund’s investments subject to the supervision of the Board. AXS also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. Further, AXS continuously reviews, supervises, and administers the Fund’s investment program.

Pursuant to the Investment Advisory Agreement between the Advisor and the Trust, the Fund pays the Advisor a unitary management fee at an annual rate of 1.49% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate the Advisor for the services it provides to the Fund. Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, the Advisor is not responsible for advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Portfolio Managers

Parker Binion, Portfolio Manager, Chief of Compliance and Head of Investments of AXS, serves as portfolio manager for the Fund. Mr. Binion joined AXS in January 2021. Prior to joining AXS, Mr. Binion was a portfolio manager of Kerns Capital Management, Inc. since September 2014, and was responsible for managing the firm’s separately managed account strategies and hedging/net exposure strategies. Prior to 2014, Mr. Binion was an investment advisor representative with Heritage Capital from 2012 to 2014. He holds an A.B. in political science with a concentration in economics from Duke University and a J.D. with honors from the University of Texas at Austin.

Travis Trampe, Portfolio Manager of AXS, serves as portfolio manager for the Fund. Mr. Trampe joined AXS in 2022. Prior to joining AXS, Mr. Trampe was a portfolio manager with ETF issuers and asset management firms for over 15 years, including most recently from 2016 to 2021, where he was responsible for managing ETFs, mutual funds, UCITS and other fund vehicles. Mr. Trampe’s asset management tenure includes longtime experience in portfolio management, trade execution and fund operations in U.S. and global securities markets. Mr. Trampe holds a B.S. in finance and mathematics from Nebraska Wesleyan University.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure

The Fund and AXS have received an exemptive order from the SEC to operate under a manager of managers structure that permits AXS, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, AXS has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisor(s) and recommending to the Board the hiring, termination, or replacement of any such sub-advisor(s). The exemptive order does not apply to any sub-advisor that is affiliated with the Fund or AXS.

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The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the changes.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement for the Fund will be available in the Fund’s first Form N-CSR filing.

Buying and Selling Fund Shares

Fund Shares are listed for trading on the Exchange. When you buy or sell the Fund’s Shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. Eastern time, the Fund’s NAVs would still be determined as of 4:00 p.m. Eastern time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. The Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which a Fund does not value its shares, which may significantly affect the Fund’s NAV on those days.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

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Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategies, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to APs, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of Shares of the Fund done by APs and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Availability of Information

Each Business Day, the following information will be available at www.tradretfs.com with respect to the Fund: (i) information for each portfolio holding that will form the basis of the next calculation of the Fund’s NAV per share; (ii) the Fund’s NAV per share, market price, and premium or discount, each as of the end of the prior Business Day; (iii) a table showing the number of days the Fund’s Shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) the Fund’s median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the Fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the Fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

Dividends, Distributions and Taxes

Fund Distributions

The Fund pays out dividends from its net investment income and distributes its net capital gains, if any, to investors at least annually.

Dividend Reinvestment Service

Brokers may make available to their customers who own Shares of the Fund the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

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Federal Income Tax Consequences

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund Shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund Shares, it is generally considered a taxable event. Distributions of net investment income, other than distributions the Fund report as “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund Shares.

Dividends paid by a Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Since the Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of the dividends paid by the Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

You may want to avoid buying Shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from sales of Fund Shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide your Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your dividends and other distributions. The backup withholding rate is currently 24%.

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Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with requirements of the Internal Revenue Service (the “IRS”) that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of any cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as a capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units of a Fund will be treated as a capital gain or loss if the AP holds the Shares of the Fund comprising the Creation Units as capital assets, and otherwise will be an ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as a long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be a short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units of a Fund will generally be treated as a long-term capital gain or loss if the Shares of the Fund comprising the Creation Units have been held for more than one year, and otherwise, will generally be a short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains).

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Shares of the Fund so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in any securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Shares of the Fund so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

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DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. The Fund does not and have no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

FUND SERVICE PROVIDERS

Co-Administrators. UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. Pursuant to the Co-Administration Agreement, the Co-Administrators receive a fee for administration services based on the Fund’s average daily net assets, which is paid by the Advisor.

Transfer Agent. [                 ], serves as the Fund’s transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. [                 ], serves as the Fund’s custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. [                 ], serves as the fund accounting agent for the Fund. The fund accounting agent calculates the Fund’s daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and to the Independent Trustees.

Independent Registered Public Accounting Firm. [                 ], serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

ADDITIONAL INFORMATION

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in exchange-traded funds offered by the Trust, including the Fund, beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

43

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares of the Fund, whether or not participating in the distribution of Shares of the Fund, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares of the Fund that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

FINANCIAL HIGHLIGHTS

The Fund is new and has no performance history as of the date of this prospectus. Financial information therefore is not available.

44

Tradr Triple Threat 2X Long Quantum Daily ETF

A series of Investment Managers Series Trust II

FOR MORE INFORMATION

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports and Financials and Other Information

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and the Fund’s Financials and Other Information, which are each included in the Fund’s Form N-CSR filings. In the Fund’s annual report, you will find a summary of the key factors that significantly affected the Fund’s performance during its most recent fiscal year. In the Fund’s Financials and Other Information, you will find the Fund’s annual and semi-annual financial statements.

The Fund’s SAI, annual and semi-annual reports, and Financials and Other Information will be available, free of charge, on the Fund’s website at www.tradretfs.com. You can also obtain a free copy of the Fund’s SAI or annual and semi-annual reports, request other information, or inquire about the Fund by contacting a broker that sells Shares of the Fund or by calling the Fund at 1-888-52TRADR (1-888-528-7237).

Reports and other information about the Fund are also available:

•	Free of charge, on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov; or
•	For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act file no. 811-22894)

45

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

Dated August 14, 2026

PROSPECTUS

Tradr Triple Threat 2X Long Space Daily ETF

(Ticker: [  ])

[      ], 2026

The Fund is a series of Investment Managers Series Trust II (the “Trust”) (the “Fund”). Shares of the Fund are listed on the Cboe BZX Exchange, Inc. (the “Cboe Exchange” or “Exchange”).

Shares of the Fund trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value per share (“NAV”). The Fund is not suitable for all investors and are designed to be utilized only by sophisticated investors who understand the risks associated with the use of derivatives, are willing to assume a high degree of risk, and intend to actively monitor and manage their investments in the Fund.

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor the Commodity Futures Trading Commission (the “CFTC”) has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund seeks daily long leveraged investment results and are intended to be used as short-term trading vehicles. The Fund attempts to provide daily investment results that correspond to the long leveraged multiple of the performance of an actively-managed group of equity securities (the “Target Portfolio”).

The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Fund is very different from most mutual funds and exchange-traded funds. Investors should note that the pursuit of daily investment objectives means that the return of the Fund for a period longer than a full trading day will be the product of a series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the Target Portfolio may affect the Fund’s return as much as, or more than, the return of the Target Portfolio . Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of the Fund’s stated daily long leveraged investment objective and the performance of the Target Portfolio for the full trading day. During periods of high volatility, the Fund may not perform as expected and the Fund may have losses when an investor may have expected gains if the Fund is held for a period that is different than one trading day.

These Fund is not suitable for all investors. These Fund is designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Fund should:

(a) understand the risks associated with the use of inverse strategies and leverage;

(b) understand the consequences of seeking daily leveraged investment results; and

(c) intend to actively monitor and manage their investments.

Investors who do not understand the Fund, or do not intend to actively manage their funds and monitor their investments, should not buy the Fund.

There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money. No single Fund is a complete investment program.

The Fund’s investment advisor, AXS Investments, LLC (the “Advisor” or “AXS”), will not attempt to position the Fund’s portfolio to ensure that the Fund does not gain or lose more than a maximum percentage of its NAV on a given trading day. As a consequence, if the Fund’s Target Portfolio decreases more than 50% on a given trading day, the Fund’s investors would lose all of their money.

-i-

Summary Section - Tradr Triple Threat 2X Long Space Daily ETF

Important Information About the Tradr Triple Threat 2X Long Space Daily ETF

The Tradr Triple Threat 2X Long Space Daily ETF (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds (“ETFs”). As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify (200%) the daily performance of an actively-managed portfolio of securities of three space-related technology and services companies (the “Target Portfolio”) for a single trading day. The Target Portfolio is currently composed of AST SpaceMobile, Inc. (“ASTS”), Rocket Lab Corporation (“RKLB”), and Space Exploration Technologies Corp. (“SPCX”). The composition of the Target Portfolio may change from time to time, including on a quarterly basis. Each trading day, the Target Portfolio is generally rebalanced to ensure equal weighting of its underlying securities. The return for investors that invest for periods longer or shorter than a single-trading day should not be expected to be 200% of the performance of the Target Portfolio for the period. The return of the Fund for a period longer than a single-trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Target Portfolio for that period. Longer holding periods, higher volatility of the Target Portfolio and leverage increase the impact of compounding on an investor’s returns. During periods of higher Target Portfolio volatility, the volatility of the Target Portfolio may affect the Fund’s return as much as, or more than, the return of the Target Portfolio.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (200%) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single-trading day, the Fund will lose money if the Target Portfolio’s performance is flat, and it is possible that the Fund will lose money even if the Target Portfolio’s performance increases over a period longer than a single-trading day. An investor could lose the full principal value of his/her investment within a single-trading day if the Target Portfolio loses more than 50% in one day.

Investment Objective

The Tradr Triple Threat 2X Long Space Daily ETF seeks daily investment results, before fees and expenses, that correspond to two times (200%) the daily performance of the Target Portfolio. The Fund does not seek to achieve its stated investment objective for a period of time different than a single-trading day.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.49%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	1.49%
(1)	“Other Expenses” are estimated for the current fiscal year. The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions would be:

One Year	Three Years
$152	$471

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. As of the date of this prospectus, the Fund does not have an operating history and turnover data therefore is not available.

Principal Investment Strategies

Under normal market circumstances, the Fund will maintain at least 80% exposure to financial instruments that provide two times leveraged exposure to the daily performance of the Target Portfolio. The Fund is an actively-managed ETF that seeks to achieve on a daily basis, before fees and expenses, 200% performance of the Target Portfolio for a single-trading day, not for any other period, by entering into one or more swaps and/or purchasing listed options on Target Portfolio securities and/or investing directly in the common stock of companies in the Target Portfolio. Each trading day, the Target Portfolio is generally rebalanced to ensure equal weighting of its underlying securities. A “single-trading day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. However, the use of option contracts or direct investments in the common stocks of the companies in the Target Portfolio is typically less efficient than swaps and may increase the likelihood that the Fund is unable to achieve its daily 2X objective.

Target Portfolio Selection

AXS Investments LLC, the Fund’s investment advisor (“AXS” or the “Advisor”), employs a thematic and qualitative approach to identify and select a focused portfolio of three companies aligned with the Fund’s space investment theme. The Advisor seeks companies it believes demonstrate meaningful participation in the development, deployment, or operation of space-related technologies and services. In selecting companies for the Target Portfolio, the Advisor considers various factors such as market share, revenue share derived from the sales or production of such products and investor demand.

The companies in the Target Portfolio are primarily large capitalization companies that are listed on U.S. exchanges, including American Depositary Receipts (“ADRs”) of foreign companies. The Target Portfolio is currently composed of ASTS, RKLB and SPCX, each of which the Advisor believes is a space-related technology and services company. At least quarterly, the Target Portfolio is reevaluated for potential inclusion of other space-related technology and services companies that may serve to replace one or more of the current members of the Target Portfolio at the discretion of the Advisor.

The Fund will enter into one or more swaps with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Target Portfolio. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Target Portfolio. If the Advisor determines to use call options, the Fund will purchase exchange-traded call options, including FLexible EXchange® Options (“FLEX Options”). FLEX Options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The FLEX Options are listed on the Exchange. The Fund may take delivery of the Target Portfolio securities if it chooses to exercise a call option and either hold or sell the stock in the secondary markets.

Additionally, the Fund may use other option strategies to produce similar exposure to the Target Portfolio securities, like buying calls and selling puts with identical strike prices. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price. In situations where swap availability is constrained, the Fund may rely more heavily on options contracts. Additionally, the Fund may use options in response to changing market dynamics.

The Advisor attempts to consistently apply leverage to increase the Fund’s exposure to 200% of the Target Portfolio , and expects to rebalance the Fund’s holdings daily to maintain such exposure. Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single-trading day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Target Portfolio over the same period. As a result of its investment strategies, the Fund will be concentrated in the industry assigned to the companies in the Target Portfolio (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure to the industry assigned to the companies in the Target Portfolio). As of the date of this prospectus, the Target Portfolio is concentrated in the aerospace and defense and telecommunications equipment industries.

Additionally, the Fund may invest all available cash in the Fund’s portfolio in (1) U.S. government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short-term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds. The Fund may engage in frequent and active trading.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.

Derivatives Risk. The Fund’s use of derivatives may be considered aggressive and may expose the Fund to greater risks and larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives.  A derivative refers to any financial instrument whose value is derived, at least in part, from the price of an underlying security, asset, rate or index. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying security, asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in OTC markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap itself. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swaps, if the Target Portfolio has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Target Portfolio the reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.

•	Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired daily leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Target Portfolio. Because the Fund includes a multiplier of two times (200%) the Target Portfolio, a single-trading day decline in the Target Portfolio approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Target Portfolio subsequently rises or moves in an opposite direction, eliminating all or a portion of the earlier decline. This would be the case with any such single-trading day movements in the Target Portfolio, even if the Target Portfolio maintains a level greater than zero at all times.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps and therefore the value of an investment in the Fund could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Compounding Risk. The Fund has a single-trading day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer or shorter than a single-trading day will very likely differ in amount, and possibly even direction, from 200% of the daily return of the Target Portfolio for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as the Target Portfolio volatility and holding periods increase. Fund performance for a period longer or shorter than a single-trading day can be estimated given any set of assumptions for the following factors: (a) the Target Portfolio volatility; (b) the Target Portfolio performance; (c) period of time; (d) financing rates associated with leveraged exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — the Target Portfolio volatility and the Target Portfolio performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of the Target Portfolio volatility and the Target Portfolio performance over a one-year period. Actual volatility, the Target Portfolio and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

Areas shaded red represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Target Portfolio and those shaded green represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Target Portfolio. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated Fund Returns

One Year Target Portfolio	200% One Year Target Portfolio	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of the Target Portfolio’s volatility and the Target Portfolio’s performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a 40% return on a yearly basis if the Target Portfolio’s return were 20%, absent the effects of compounding. As the table shows, with the Target Portfolio’s volatility of 50%, the Fund could be expected to return 12.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Target Portfolio’s annualized historical volatility rate for the period from [ ] through [ ] was [ ]%. The Target Portfolio’s highest volatility rate during the period was [ ]%. The Target Portfolio’s annualized total return performance for the period from [ ] through [ ] was [ ]%. The Target Portfolio’s historical volatility and performance are not indications of what the Target Portfolio volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the companies in the Target Portfolio may differ from the volatility of the companies in the Target Portfolio.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Target Portfolio, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from 200% of the percentage change of the Target Portfolio on such day.

In order to achieve a high degree of correlation with the Target Portfolio, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Target Portfolio may prevent the Fund from achieving a high degree of correlation with the Target Portfolio and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Target Portfolio’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect 200% exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Target Portfolio is volatile, particularly when the Target Portfolio is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Target Portfolio, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take, or refrain from taking, positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Target Portfolio. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Target Portfolio. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the performance of the Target Portfolio. Any of these factors could decrease correlation between the performance of the Fund and the Target Portfolio and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Target Portfolio that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Shares of the Target Portfolio are listed on the Nasdaq and Shares of the Fund are listed on the Exchange. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the Target Portfolio’s and the Fund’s Shares are listed for trading on exchanges, there can be no assurance that an active trading market for such shares will be available at all times and an exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the Target Portfolio’s and/or the Fund’s Shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the Target Portfolio’s and/or the Fund’s Shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of the Target Portfolio’s shares are expected to result in a halt in the trading in the Fund’s Shares. However, not all non-regulatory trading halts affecting the Target Portfolio’s shares will result in a trading halt of the Fund’s Shares. To the extent trading in the Target Portfolio’s shares is halted while the Fund’s Shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

Indirect Investment Risk. The Target Portfolio is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the companies in the Target Portfolio in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of companies in the Target Portfolio.

Intraday Price Performance Risk. The intraday performance of Shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Shares relative to the Target Portfolio until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of the Target Portfolio.

Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high leveraged correlation with the Target Portfolio.

Portfolio Turnover Risk. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, technological advances (such as artificial intelligence (“AI”) and machine learning), the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Concentration Risk. The Fund will be concentrated in the industry assigned to the companies in the Target Portfolio (i.e., hold more than 25% of its total assets in investments that provide leveraged exposure to the industry assigned to the companies in the Target Portfolio). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Aerospace and Defense Industry Risk. The Fund is subject to aerospace and defense industry risk due to its investment exposure to the Target Portfolio. Aerospace and defense companies are subject to numerous risks, including fierce competition, consolidation, adverse political, economic and governmental developments, substantial research and development costs, cuts in government funding, product and technology obsolescence, limited numbers of potential customers and decreased demand for new equipment. In addition, companies involved in the commercial aerospace industry are also subject to aircraft order cancellations, changes in aircraft-leasing contracts, excess capacity, cutbacks in profitable business travel, fuel price hikes, labor union settlements, adverse changes in international politics and relations, intense global competition, government regulation and cyclical market patterns. Aerospace and defense companies rely heavily on U.S. Government and other government demand for their products and services. As a result, these companies could be adversely impacted by future reductions or changes in government spending. Such government spending on aerospace and defense is not generally correlated with economic cycles, but rather with general political support for this type of spending. There is no assurance that future levels of spending on aerospace and defense will increase or that such spending will not decrease in the future. Competition, labor relations and the price of fuel can impact aerospace and defense companies. In addition, deregulation of airlines has substantially decreased the U.S. Government’s role in the air transport industry while promoting competition. However, the profitability of individual carriers as well as the entire industry could be impacted by the regulations and policies of various domestic and foreign governments.

Telecommunications Equipment Industry Risk. The Fund is subject to telecommunications equipment industry risk due to its investment exposure to the Target Portfolio. The telecommunications equipment industry is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. The telecommunications equipment industry can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid product obsolescence and research and development of new products. Technological innovations may make the products and services of telecommunications companies obsolete. Other risks include uncertainties resulting from such companies’ diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

Artificial Intelligence (“AI”) Technology Risk. The Fund is subject to AI technology risk due to its investment exposure to the Target Portfolio. AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that such AI utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error – potentially materially so – and could otherwise be inadequate or flawed which would be likely to degrade the effectiveness of the AI technology. Companies involved in, or exposed to, AI-related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user demand of products and services in various industries that may in part utilize AI. Further, many companies involved in, or exposed to, AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors.

Industrial Sector Risk. The Fund is subject to industrial sector risk due to its investment exposure to the Target Portfolio. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short-term bond ETFs and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

The Fund’s Collateral Investments are subject to the following risks:

•	Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

•	Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

•	Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

•	Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Mega-Cap Company Risk. The Fund is subject to mega-cap company risk due to its investment exposure to the Target Portfolio. Mega-cap companies may be less able to respond quickly to changing market conditions or new competitive challenges, such as changes in technology and consumer tastes, which may lead to a decline in their performance. Many mega-cap companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Therefore, the return on investment in securities of mega-cap companies may be less than the return on investment in securities of small-, mid-, and/or large-cap companies.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

•	Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to process creation or redemption orders, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

•	Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and the spread is generally lower if Shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•	Fluctuation of NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate significantly from the Fund’s NAV. When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes from the last quote from the closed market and the value of such security during the ETF’s domestic trading day, which could lead to differences between the market price of the ETF’s shares and their underlying NAV.

•	Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

•	Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV in large blocks of shares called “Creation Units.” Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

•	Trading Issues Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund seeks to achieve daily results that correspond to a multiple of the daily performance of a single issuer by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of its assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps and options) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The prices of, and income generated by, securities the Fund has exposure to may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulation affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors related to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or another event affecting a single issuer. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. U.S. and international markets have recently experienced, and may continue to experience, periods of significant volatility due to various factors, including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, and political and geopolitical events. In addition, wars, or threats of war and aggression, such as Russia’s invasion of Ukraine and conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Damage to energy infrastructure from conflicts in the Middle East, reduced shipping through the Strait of Hormuz, and other energy supply constraints could also have long-term adverse impacts on the U.S. and world economies. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control certain sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the imposition of tariffs and trade barriers on certain foreign countries, including China and long-time U.S. allies. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Shares may be affected. The use of AI and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.tradretfs.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Advisor

AXS Investments LLC (“AXS” or the “Advisor”) is the Fund’s investment advisor.

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Manager of the Advisor, and Parker Binion, Chief of Compliance and Head of Investments of the Advisor, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Trampe and Binion have been Portfolio Managers of the Fund since 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be purchased and sold on the secondary market through a broker-dealer. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.tradretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Principal Investment Strategies

The Tradr Triple Treat 2X Long Space Daily ETF (the “2X Long Fund”) is a series of Investment Managers Series Trust II (the “Trust”) and is regulated as an “investment company” under the 1940 Act. The Fund’s investment objective is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Statement of Additional Information (“SAI”) for the Fund are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI for the Fund, which is available at www.tradretfs.com.

Additional Information Regarding the Fund’s Investment Objectives

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (200%) the daily performance of the Target Portfolio. The Fund does not seek to achieve its stated investment objective for a period of time different than a single-trading day.

The Fund’s investment objective is non-fundamental, meaning that it may be changed by the Board of Trustees (the “Board”) of the Trust, without the approval of the Fund’s shareholders. The Fund reserves the right to substitute a different index or security for the Target Portfolio on which the performance of the Fund is based.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the Fund should: (a) understand the risks associated with the use of inverse strategies and leverage; (b) understand the consequences of seeking daily leveraged investment results; and (c) intend to actively monitor and manage their investments. Investors who do not understand the Fund or do not intend to actively manage their funds and monitor their investments should not buy the Fund.

There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money.

Additional Information Regarding the Fund’s Principal Strategies

In seeking to achieve the Fund’s investment objective, the Advisor invests in a manner that is designed to correspond to 2X the daily performance of the Fund’s Target Portfolio. Each trading day, the Target Portfolio is generally rebalanced to ensure equal weighting of its underlying securities. The Fund attempts to achieve its investment objective by investing a substantial amount of its assets in financial instruments that provide exposure to the Target Portfolio.

The Advisor does not invest the assets of the Fund in securities or financial instruments based on the Advisor’s view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its Target Portfolio consistent with its investment objective, without regard to market conditions, trends, direction, or the financial condition of a particular issuer.

On a daily basis, the Fund will seek to position its portfolio so that the Fund’s investment exposure is consistent with its investment objective. In general, changes to the level of the Target Portfolio each day will determine whether the Fund’s portfolio needs to be repositioned. For example, if a Target Portfolio has risen on a given day, net assets of the 2X Fund should rise. As a result, the 2X Fund’s exposure will need to be increased. Conversely, if the Target Portfolio has fallen on a given day, net assets of the 2X Fund should fall. As a result, the 2X Fund’s exposure will need to be decreased.

The time and manner in which the Fund rebalances its portfolio may vary from day to day at the sole discretion of the Advisor, depending upon market conditions and other circumstances. If for any reason a Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to its Target Portfolio that is significantly greater or less than its stated multiple. As a result, a Fund may be more or less exposed to the inverse leverage or leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single-trading day because mathematical compounding prevents the Fund from achieving such results. Results for the Fund over periods of time greater than a single-trading day should not be expected to be a simple return times the multiple of its Target Portfolio index. The Fund’s returns will likely differ in amount and possibly even direction from the return of the Target Portfolio times the applicable multiple over the same period. These differences can be significant. The Fund will lose money if the Target Portfolio’s performance is flat over time, and the Fund can lose money regardless of the performance of its Target Portfolio, as a result of daily rebalancing, fees, the Target Portfolio’s volatility, compounding and other factors. Daily compounding of the Fund’s investment returns can dramatically and adversely affect its longer-term performance, especially during periods of high volatility. Volatility has a negative impact on a Fund’s performance and may be at least as important to the Fund’s return for a period as the return of its Target Portfolio.

In seeking to achieve the Fund’s investment objectives, the Advisor uses a mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions that the Advisor believes, in combination, should produce daily returns consistent with the Fund’s objective.

The Fund intends to meet its investment objective by investing a significant portion of its assets in swaps and/or purchasing listed options on investment vehicles with exposure to its Target Portfolio, in any one of, or combinations of financial instruments, and/or direct investments in the Target Portfolio, such that the Fund has exposure equal to its multiple to its Target Portfolio at the time of its NAV calculation. The number of financial instruments the Fund invests in will change day-to-day. However, the use of option contracts or direct investments in common stock of the Target Portfolio is typically less efficient than swaps and may increase the likelihood that the Fund is unable to achieve its daily 2X objective.

The Fund will enter into swaps with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned or realized on the Target Portfolio. The gross returns to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Target Portfolio. Each trading day the Advisor adjusts the Fund’s exposure to its Target Portfolio consistent with the Fund’s daily leverage investment objective. The impact of market movements during the day determines whether the portfolio needs to be repositioned.

The time and manner in which the Fund rebalances its portfolio may vary from day to day at the sole discretion of the Advisor, depending upon market conditions and other circumstances. Generally, at or near the close of the market at each trading day, the Fund will position its portfolio to ensure that the Fund’s exposure to its Target Portfolio is consistent with its stated investment objective. The Fund reviews its notional exposure under each swap, which reflects the extent of the Fund’s total investment exposure under the swap, to ensure that the Fund’s exposure is in-line with its stated investment objective. The gross returns to be exchanged are calculated with respect to the notional amount and the Target Portfolio returns to which the swap is linked. Swaps are typically closed out on a net basis. Thus, while the notional amount reflects a Fund’s total investment exposure under the swap, the net amount is the Fund’s current obligations (or rights) under the swap. That is the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. If for any reason a Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. As a result, a Fund may be more or less exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective. To the extent that a Fund needs to “roll” its swap positions (i.e., enter into new swap positions with a later expiration date as the current positions approach expiration), it could be subjected to increased costs, which could negatively impact the Fund’s performance.

As a result of the above investment strategies, the Fund will be concentrated in the industry assigned to the underlying securities in the Target Portfolio (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure to the industry assigned to the underlying security).

In addition to the investment financial instruments, the Fund will invest its remaining assets directly in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Advisor to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Fund seeks to remain fully invested at all times in financial instruments and Collateral Investments that, in combination, provide exposure to its Target Portfolio consistent with its investment objective without regard to market conditions, trends or direction.

The Fund seeks to position its portfolio so that its exposure to its Target Portfolio is consistent with its investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day depending upon market conditions and other circumstances at the discretion of the Advisor. The impact of a Target Portfolio’s movements each day will affect whether the Fund’s portfolio needs to be rebalanced and the amount of such rebalance.

The amount of exposure the Fund has to a specific combination of financial instruments may differ and may be changed without shareholder approval at any given time. The amount of the Fund’s exposure should be expected to change from time to time at the discretion of the Advisor, based on market conditions and other factors. In addition, the Advisor has the power to change the Fund’s investment objective, benchmark, or investment strategy at any time, without shareholder approval, subject to applicable regulatory requirements.

The Fund is classified as “non-diversified” under the 1940 Act, which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds. The Fund may engage in frequent and active trading.

Fund Investments

Principal Investments

Swaps

The Fund will enter into swaps to pursue its investment objective. The swaps may include as a reference asset investment vehicles that seek exposure to the Target Portfolio.

Swaps are contracts entered into primarily with major financial institutions for a specified period. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index. The Fund may use a combination of swaps on the underlying securities and swaps on various investment vehicles that are designed to track the performance of the underlying securities. The underlying investment vehicle may not track the performance of an underlying security due to embedded costs and other factors, which may increase a Fund’s correlation risk and impact a Fund’s ability to correlate with its Target Portfolio.

With respect to the use of swaps, if the Target Portfolio has a dramatic intraday move that causes a material decline in net assets, the terms of a swap between a Fund and its counterparties may permit the counterparties to immediately close out the transaction with the Fund. In that event, a Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with its investment objective. This, in turn, may prevent a Fund from achieving its investment objective, even if the reference asset reverses all or a portion of its intraday move by the end of the day. Any costs associated with using swaps may also have the effect of lowering a Fund’s return.

Option Contracts

The Fund may purchase exchange-traded call or put options, including FLEX Options to pursue its investment objective. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price. Whan a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). FLEX Options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of OTC options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The FLEX Options are listed on the Exchange. Additionally, the Fund may use other option strategies to produce similar exposure to the underlying issuer, like buying calls and selling puts with identical strike prices.

Non-Principal Investments

Cash Equivalents and Short-Term Investments

The Fund may invest in securities with maturities of less than one year or cash equivalents, or they may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For more information on eligible short-term investments, see the SAI.

U.S. Government Securities

The Fund may invest in short-term U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Additional Information Regarding Investment Techniques and Policies

The Effects of Fees and Expenses on the Return of the 2X Fund for a Single-Trading Day. To create the necessary exposure, the Fund uses leveraged investment techniques, which necessarily incur brokerage and financing charges. In light of these charges and the Fund’s operating expenses, the expected return of the Fund over one trading day is equal to the gross expected return, which is the daily return of the Target Portfolio multiplied by the Fund’s daily leveraged investment objective, minus (i) financing charges incurred by the portfolio and (ii) daily operating expenses. For instance, if a hypothetical Target Portfolio returns 2% on a given day, the gross expected return of the 2X Fund would be 4%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower. The Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases the 2X Fund’s Shares at close of the markets on a given trading day, the investor’s exposure to the hypothetical Target Portfolio would reflect 200% of the performance of the hypothetical Target Portfolio during the following trading day, subject to the charges and expenses noted above.

A Cautionary Note to Investors Regarding Dramatic Movement. The Advisor will not attempt to position a Fund’s portfolio to ensure that the Fund does not gain or lose more than maximum percentage of its NAV on a given day. A Fund could lose an amount greater than its net assets in the event of a movement of a Target Portfolio in excess of 50% for the Fund, in a direction adverse to the Fund (meaning a decline in the value of the Target Portfolio for the Fund). As a result, the risk of total loss exists.

If a Target Portfolio has a dramatic adverse move that causes a material decline in a Fund’s net assets, the terms of the Fund’s swaps may permit the counterparty to immediately close out the swap transaction. In that event, the Fund may be unable to enter into another swap or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if its Target Portfolio later reverses all or a portion of the move, and result in significant losses.

Examples of the Impact of Daily Leverage and Compounding. Because the Fund’s exposure to its Target Portfolio is repositioned on a daily basis, for a holding period longer than one day, the pursuit of a daily investment objective will result in daily long leveraged compounding for the Fund. This means that the return of a Target Portfolio over a period of time greater than one day multiplied by the Fund’s daily long leveraged investment objective generally will not equal the Fund’s performance over that same period. As a consequence, investors should not plan to hold the Fund unmonitored for periods longer than a single-trading day. This deviation increases with higher volatility in a Target Portfolio and longer holding periods. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of the Fund’s stated daily investment objective and the performance of its Target Portfolio for the full trading day. The actual exposure will largely be a function of the performance of the Target Portfolio from the end of the prior trading day.

Consider the following examples of a hypothetical fund that seeks 200% of the daily performance of a hypothetical Target Portfolio:

Mary is considering investments in two Funds, Fund A and B. Fund A is an ETF which seeks (before fees and expenses) to match the performance of the hypothetical Target Portfolio. Fund B is a leveraged ETF and seeks daily leveraged investment results (before fees and expenses) that correspond to 200% of the daily performance of the hypothetical Target Portfolio.

On Day 1, the hypothetical Target Portfolio increases in value from $100 to $105, a gain of 5%. On Day 2, the hypothetical Target Portfolio declines from $105 back to $100, a loss of 4.76%. In the aggregate, the hypothetical Target Portfolio has not moved.

An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2, returning the investment its original value. The following example assumes a $100 investment in Fund A when the hypothetical Target Portfolio is also valued at $100:

Day	Target Portfolio Value	Target Portfolio Performance	Value of Fund A Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00

The same $100 investment in Fund B would be expected to gain 10% on Day 1 (200% of 5%) but decline 9.52% on Day 2. Although the percentage decline in Fund B is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount, so the investment in Fund B experiences a loss even when the aggregate Target Portfolio value for the two-day period has not declined (these calculations do not include the charges for fund fees and expenses).

Day	Target Portfolio Performance	200% of Target Portfolio Performance	Value of Fund B Investment
			$100
1	5.00%	10.0%	$110
2	-4.76%	-9.52%	$99.52

As you can see, an investment in Fund B has additional risks due to the effects of leverage and compounding.

An investor who purchases shares of the Fund intra-day will generally receive more, or less, than the applicable exposure to the Target Portfolio from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the Target Portfolio from the end of the prior trading day. If the Fund’s Shares are held for a period longer than a single-trading day, the Fund’s performance is likely to deviate from the multiple return of the Target Portfolio ’s performance for the longer period. This deviation will increase with higher Target Portfolio volatility and longer holding periods.

Examples of the Impact of Volatility. The Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will typically cause a Fund to lose money if the Target Portfolio experiences volatility. A volatility rate is a statistical measure of the magnitude of fluctuations in the Target Portfolio ’s returns over a defined period. For periods longer than a trading day, volatility in the performance of the Target Portfolio from day to day is the primary cause of any disparity between the Fund’s actual returns and the returns of the Target Portfolio for such period. Volatility causes such disparity because it exacerbates the effects of compounding on the Fund’s returns. In addition, the effects of volatility are magnified in the Fund due to leverage. Consider the following three examples that demonstrate the effect of volatility on a hypothetical fund:

Example 1 – Target Portfolio Experiences Low Volatility

Mary invests $10.00 in a hypothetical 2X Fund at the close of trading on Day 1. During Day 2, the hypothetical Target Portfolio rises from 100 to 102, a 2% gain. Mary’s investment rises 4% to $10.40. Mary holds her investment through the close of trading on Day 3, during which the hypothetical Target Portfolio rises from 102 to 104, a gain of 1.96%. Mary’s investment rises to $10.81, a gain during Day 3 of 3.92%. For the two-day period since Mary invested in the hypothetical 2X Fund, the hypothetical Target Portfolio gained 4% although Mary’s investment increased by 8.1%. Because the hypothetical Target Portfolio continued to trend upwards with low volatility, Mary’s return closely correlates to the 200% return of the return of the hypothetical Target Portfolio for the period.

Example 2 – Target Portfolio Experiences High Volatility

Mary invests $10.00 in a hypothetical 2X Fund after the close of trading on Day 1. During Day 2, the hypothetical Target Portfolio rises from 100 to 102, a 2% gain, and Mary’s investment rises 4% to $10.40. Mary continues to hold her investment through the end of Day 3, during which the hypothetical Target Portfolio declines from 102 to 98, a loss of 3.92%. Mary’s investment declines by 7.84%, from $10.40 to $9.58. For the two-day period since Mary invested in the hypothetical 2X Fund, the hypothetical Target Portfolio lost 2% while Mary’s investment decreased from $10 to $9.58, a 4.2% loss. The volatility of the hypothetical Target Portfolio affected the correlation between the hypothetical Target Portfolio’s return for the two-day period and Mary’s return. In this situation, Mary lost more than two times the return of the hypothetical Target Portfolio.

Example 3 – Intra-day Investment with Volatility

The examples above assumed that Mary purchased the hypothetical 2X Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received a beta determined by the performance of the hypothetical Target Portfolio from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.

Mary invests $10.00 in a hypothetical 2X Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the hypothetical Target Portfolio moved from 100 to 102, a 2% gain. In light of that gain, the hypothetical 2X Fund beta at the point at which Mary invests is 196%. During the remainder of Day 2, the hypothetical Target Portfolio rises from 102 to 110, a gain of 7.84%, and Mary’s investment rises 15.4% (which is the hypothetical Target Portfolio gain of 7.84% multiplied by the 196% beta that she received) to $11.54. Mary continues to hold her investment through the close of trading on Day 3, during which the hypothetical Target Portfolio declines from 110 to 90, a loss of 18.18%. Mary’s investment declines by 36.4%, from $11.54 to $7.34. For the period of Mary’s investment, the hypothetical Target Portfolio declined from 102 to 90, a loss of 11.76%, while Mary’s investment decreased from $10.00 to $7.34, a 27% loss. The volatility of the hypothetical Target Portfolio affected the correlation between the hypothetical Target Portfolio’s return for period and Mary’s return. In this situation, Mary lost more than two times the return of the hypothetical Target Portfolio. Mary was also hurt because she missed the first 2% move of the hypothetical Target Portfolio and had a beta of 196% for the remainder of Day 2.

Market Volatility. The Fund seeks to provide a return which is a multiple of the daily performance of a Target Portfolio. The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the return of a Target Portfolio for periods other than a single-trading day. The Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.

Daily rebalancing will impair a Fund’s performance if its Target Portfolio experiences volatility. For instance, a 2X Fund would be expected to lose 4% (as shown in Table 1 below) if its Target Portfolio provided no return over a one-year period and experienced annualized volatility of 20%. If a Target Portfolio provided no return over a one-year period and experienced annualized volatility of 40%, the hypothetical loss for a one-year period for the 2X Fund rises to 15% (as shown in Table 1 below).

Table 1

Volatility Range	2X Fund Loss
10%	-1%
20%	-4%
30%	-9%
40%	-15%
50%	-23%
60%	-33%
70%	-47%
80%	-55%
90%	-76%
100%	-84%

Note that at higher volatility levels, there is a chance of a complete loss of Fund assets even if the Target Portfolio is flat. For instance, if annualized volatility of a Target Portfolio were 90%, a 2X Fund based on such Target Portfolio would be expected to lose 76% of its value, even if the Target Portfolio returned 0% for the year.

[As of the date of this Prospectus, volatility rates for Target Portfolio are not yet available. Since market volatility has negative implications for funds which rebalance daily, investors should be sure to monitor and manage their investments in the Fund, particularly in volatile markets.]

The Projected Returns of Fund for Intra-Day Purchases. Because the Fund rebalances its portfolio once daily, an investor who purchases shares during a day will likely have more, or less, than the long leveraged investment exposure to a Target Portfolio. The exposure to a Target Portfolio received by an investor who purchases the Fund intra-day will differ from the Fund’s stated daily investment objective by an amount determined by the movement of the Target Portfolio from its value at the end of the prior day. If the Target Portfolio moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases the Fund Shares, the investor will receive less exposure to the Target Portfolio than the stated Fund daily investment objective. Conversely, if the Target Portfolio moves in a direction adverse to the Fund, the investor will receive more exposure to the Target Portfolio than the stated Fund daily investment objective.

Table 2 below indicates the exposure to a Target Portfolio that an intra-day purchase of a 2X Fund would be expected to provide based upon the movement in the value of the Target Portfolio from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if a Target Portfolio has moved 5% in a direction favorable to a 2X Fund, the investor would receive exposure to the performance of the Target Portfolio from that point until the investor sells later that day or the end of the day equal to approximately 191% of the investor’s investment.

Conversely, if the Target Portfolio has moved 5% in a direction unfavorable to a 2X Fund, an investor at that point would receive exposure to the performance of the Target Portfolio from that point until the investor sells later that day or the end of the day equal to approximately 211% of the investor’s investment.

The table includes a range of Target Portfolio moves from 20% to -20% for a 2X Fund. Movement of a Target Portfolio beyond the range noted below will result in exposure further from a 2X Fund’s daily leveraged investment objective.

Table 2

Target Portfolio Index	2X Fund
-20%	267%
-15%	243%
-10%	225%
-5%	211%
0%	200%
5%	191%
10%	183%
15%	177%
20%	171%

The Projected Returns of the Fund for Periods Other Than a Single-Trading Day. The Fund seeks long leveraged investment results on a daily basis — from the close of regular trading on one trading day to the close on the next trading day — which should not be equated with seeking a long leveraged investment objective for any other period. For instance, if the Target Portfolio gains 10% for a week, the 2X Fund should not be expected to provide a return of 20% for the week even if it meets its daily leveraged investment objective throughout the week. This is true because of the financing charges noted above but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of the Target Portfolio over a period of time greater than one day multiplied by a Fund’s daily leveraged investment objective will not generally equal the Fund’s performance over that same period. In addition, the effects of compounding become greater the longer Shares are held beyond a single-trading day.

The following tables set out a range of hypothetical daily performances during a given 10 trading days of the Target Portfolio and demonstrate how changes in the Target Portfolio impact the Fund’s hypothetical performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in the Fund over a 10-trading day period and do not reflect fees or expenses of any kind.

Table 3 – Lacks a Clear Trend

Target Portfolio				2X Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	105	5.00%	5.00%	$110.00	10.00%	10.00%
Day 2	110	4.76%	10.00%	$120.48	9.52%	20.47%
Day 3	100	-9.09%	0.00%	$ 98.57	-18.18%	-1.43%
Day 4	90	-10.00%	-10.00%	$ 78.86	-20.00%	-21.14%
Day 5	85	-5.56%	-15.00%	$ 70.10	-11.12%	-29.91%
Day 6	100	17.65%	0.00%	$ 94.83	35.30%	-5.17%
Day 7	95	-5.00%	-5.00%	$ 85.35	-10.00%	-14.65%
Day 8	100	5.26%	0.00%	$ 94.34	10.52%	-5.68%
Day 9	105	5.00%	5.00%	$103.77	10.00%	3.76%
Day 10	100	-4.76%	0.00%	$ 93.89	-9.52%	-6.12%

The cumulative performance of the Target Portfolio in Table 3 is 0% for 10 trading days. The hypothetical return for the 10-trading day period is -6.12% for a 2X Fund. The volatility of the Target Portfolio’s performance and lack of a clear trend results in performance for the Fund for the period which bears little relationship to the performance of the Target Portfolio for the 10-trading day period.

Table 4 – Rises in a Clear Trend

Target Portfolio				2X Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	102	2.00%	2.00%	$104.00	4.00%	4.00%
Day 2	104	1.96%	4.00%	$108.08	3.92%	8.08%
Day 3	106	1.92%	6.00%	$112.24	3.84%	12.23%
Day 4	108	1.89%	8.00%	$116.47	3.78%	16.47%
Day 5	110	1.85%	10.00%	$120.78	3.70%	20.78%
Day 6	112	1.82%	12.00%	$125.18	3.64%	25.17%
Day 7	114	1.79%	14.00%	$129.65	3.58%	29.66%
Day 8	116	1.75%	16.00%	$134.20	3.50%	34.19%
Day 9	118	1.72%	18.00%	$138.82	3.44%	38.81%
Day 10	120	1.69%	20.00%	$143.53	3.38%	43.50%

The cumulative performance of the Target Portfolio in Table 4 is 20% for 10 trading days. The hypothetical return for the 10-trading day period is 43.50% for a 2X Fund. In this case, because of the positive hypothetical Target Portfolio trend, the 2X Fund’s hypothetical gain is greater than the applicable multiple of the hypothetical Target Portfolio gain for the 10-trading day period.

Table 5 – Declines in a Clear Trend

Target Portfolio				2X Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	98	-2.00%	-2.00%	$ 96.00	-4.00%	-4.00%
Day 2	96	-2.04%	-4.00%	$ 92.08	-4.08%	-7.92%
Day 3	94	-2.08%	-6.00%	$ 88.24	-4.16%	-11.75%
Day 4	92	-2.13%	-8.00%	$ 84.49	-4.26%	-15.51%
Day 5	90	-2.17%	-10.00%	$ 80.82	-4.34%	-19.17%
Day 6	88	-2.22%	-12.00%	$ 77.22	-4.44%	-22.76%
Day 7	86	-2.27%	-14.00%	$ 73.71	-4.54%	-26.27%
Day 8	84	-2.33%	-16.00%	$ 70.29	-4.66%	-29.71%
Day 9	82	-2.38%	-18.00%	$ 66.94	-4.76%	-33.05%
Day 10	80	-2.44%	-20.00%	$ 63.67	-4.88%	-36.32%

The cumulative performance of the Target Portfolio in Table 5 is -20% for 10 trading days. The hypothetical return for the 10-trading day period is -36.32% for a 2X Fund. In this case, because of the negative hypothetical Target Portfolio trend, the 2X Fund’s hypothetical decline is less than the applicable multiple of the hypothetical Target Portfolio decline for the 10-trading day period.

Additional Information About the Fund’s Principal Risks

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet their stated objectives. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus.

Principal Risks

Derivatives Risk. The Fund’s use of derivatives may be considered aggressive and may expose the Fund to greater risks and larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives.  A derivative refers to any financial instrument whose value is derived, at least in part, from the price of an underlying security, asset, rate or index. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying security, asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.

•	Swaps Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in OTC markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap itself. Leverage inherent in derivatives will tend to magnify a Fund’s gains and losses. Moreover, with respect to the use of swaps, if the underlying issuer has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap between a Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, a Fund may be unable to enter into another swap or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent a Fund from achieving its investment objective, even if the underlying issuer reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in a Fund may change quickly and without warning.

•	Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If a Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect a Fund’s performance.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, a Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired daily leveraged performance for the Fund.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of a leveraged Fund, and may magnify any differences between the performance of a leveraged Fund and its Target Portfolio. Because the Fund includes a multiplier of two times (200%) its Target Portfolio, a single-trading day movement in a Target Portfolio approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Target Portfolio subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Target Portfolio, even if the Target Portfolio maintains a level greater than zero at all times.

Compounding Risk. The Fund has a single-trading day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer or shorter than a single-trading day will very likely differ in amount, and possibly even direction, from its stated multiple of the daily return of the Target Portfolio for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse or leveraged fund that rebalances daily. This effect becomes more pronounced as Target Portfolio volatility and holding periods increase. The Fund’s performance for a period longer than a single-trading day can be estimated given any set of assumptions for the following factors: (a) Target Portfolio volatility; (b) Target Portfolio performance; (c) period of time; (d) financing rates associated with inverse or leveraged exposure; and (e) other Fund expenses. The charts below illustrate the impact of two principal factors — Target Portfolio volatility and Target Portfolio performance — on Fund performance. The charts show estimated returns for the Fund for a number of combinations of Target Portfolio volatility and Target Portfolio performance over a one-year period. Actual volatility, Target Portfolio and Fund performance may differ significantly from the charts below. Performance shown in the charts assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be lower than shown.

In the graph below, areas shaded red represent those scenarios where a 2X Fund can be expected to return less than 200% of the performance of the Target Portfolio and those shaded green represent those scenarios where a 2X Fund can be expected to return more than 200% of the performance of the Target Portfolio. A 2X Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

Estimated 2X Fund Returns

One Year Target Portfolio	200% One Year Target Portfolio	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Target Portfolio volatility and Target Portfolio performance on the return of a 2X Fund and is not a representation of actual returns. For example, a 2X Fund may incorrectly be expected to achieve a 40% return on a yearly basis if the Target Portfolio return were 20%, absent the effects of compounding. As the table shows, with volatility of 50%, a 2X Fund could be expected to return 12.1% under such a scenario. A 2X Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Correlation Risk” below.

Correlation Risk. A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its Target Portfolio, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objectives, and the percentage change of a Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from their stated multiple of the percentage change of the Target Portfolio on such day.

In order to achieve a high degree of correlation with its Target Portfolio, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to its Target Portfolio may prevent a Fund from achieving a high degree of correlation with its Target Portfolio and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which a Fund invests, and other factors will adversely affect a Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by a Target Portfolio’s movements, including intraday movements. Because of this, it is unlikely that a Fund will have perfect exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Target Portfolio is volatile, particularly when the Target Portfolio is volatile at or near the close of the trading day.

A number of other factors may also adversely affect a Fund’s correlation with its Target Portfolio, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Target Portfolio. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Target Portfolio. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Target Portfolio. Any of these factors could decrease correlation between the performance of the Fund and the Target Portfolio and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, a Fund may have investment exposure to its Target Portfolio that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if they had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk. Securities exchanges may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although the underlying issuers’ shares and the Fund’s Shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in the underlying issuer’s and/or the Fund’s Shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of the underlying issuer’s and/or the Fund’s Shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of an underlying issuer’s shares are expected to result in a halt in the trading in the Fund’s Shares. However, not all non-regulatory trading halts affecting an underlying issuer’s shares will result in a trading halt of the Fund’s Shares. To the extent trading in an underlying issuer’s shares is halted while the Fund’s Shares continue to trade, the Fund may not perform as intended.

Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount they expect to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund are insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

Indirect Investment Risk. The issuers of the Target Portfolio securities are not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of Shares. The Advisor has not made any due diligence inquiry with respect to the publicly available information of the underlying issuers in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the common shares of the underlying issuers.

Intraday Price Performance Risk. The intraday performance of Shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When Shares are bought intraday, the performance of the Fund’s Shares relative to its Target Portfolio until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of the Target Portfolio.

Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invest, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the financial instruments in which the Fund invest may be disrupted by a number of events, including but not limited to economic crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high long leveraged correlation with its Target Portfolio.

Portfolio Turnover Risk. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, technological advances (such as AI and machine learning), the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. Such events could make identifying investment risks and opportunities especially difficult for the Advisor. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. A Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Concentration Risk. The Fund will be concentrated in the industry assigned to its underlying issuer (i.e., hold more than 25% of its total assets in investments that provide long leveraged, inverse or inverse leveraged exposure, as applicable, to the industry assigned to the underlying issuer). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries.

Aerospace and Defense Industry Risk. Government aerospace and defense regulation and spending policies can significantly affect the aerospace and defense industry, as companies involved in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services. There are significant inherent risks in contracting with the U.S. Government, which could have a material adverse effect on the business, financial condition and results of operations of industry participants, including:

•	termination by the U.S. Government of any contract as a result of a default by industry participants could subject them to liability for the excess costs incurred by the U.S. Government in procuring undelivered items from another source;

•	termination by the U.S. Government of any contract for convenience generally would limit industry participants recovery to costs already incurred or committed and limit participants profit to work completed prior to termination;

•	modification of U.S. Government contracts due to lack of congressional funding or changes in such funding could subject certain contracts to termination or modification;

•	failure to comply, even inadvertently, with the extensive and complex U.S. Government laws and regulations applicable to certain U.S. Government contracts and the laws governing the export of controlled products and commodities could subject industry participants to contract termination, civil and criminal penalties and, under certain circumstances, suspension from future U.S. Government contracts and exporting of products for a specific period of time;

•	results of routine U.S. Government audits and review could, in certain circumstances, lead to adjustments to industry contract prices, which could be significant; and

•	successful bids for U.S. Government contracts or the profitability of such contracts, if awarded, cannot be guaranteed in the light of the competitive bidding atmosphere under which U.S. Government contracts are awarded.

Furthermore, because companies involved in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services, those companies could be adversely impacted by future reductions or changes in government spending. Government spending in aerospace and defense generally is not correlated with any economic cycle, but rather, on the cycle of general political support for this type of spending. However, there is no assurance that future levels of aerospace and defense spending will increase or that levels of aerospace and defense spending will not decrease in the future.

In addition, competition within the industry, labor relations and the price of fuel can affect the aerospace and defense industry. Airline deregulation has substantially diminished the U.S. Government’s role in the air transport industry while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

Telecommunications Equipment Industry Risk. The telecommunications equipment industry is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. The telecommunications equipment industry can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid product obsolescence and research and development of new products. Technological innovations may make the products and services of telecommunications companies obsolete. Other risks include uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

AI Technology Risk. AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that such AI utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error – potentially materially so – and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of the AI technology.

Companies involved in, or exposed to, AI-related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user demand of products and services in various industries that may in part utilize artificial intelligence. Further, many companies involved in, or exposed to, AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Fund may be adversely affected by negative developments impacting those companies, industries or sectors.

In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in AI will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Legal and regulatory changes, particularly related to information privacy and data protection, may have an impact on a company’s products or services. Companies engaged in AI-related activities could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. AI companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. AI companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.

AI companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and data services companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis.

Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short-term bond ETFs and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short-term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities.  The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

The Fund’s Collateral Investments are subject to the following risks:

•	Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

•	Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

•	Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

•	Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Mega-Cap Company Risk. Mega-cap companies may be less able to respond quickly to changing market conditions or new competitive challenges, such as changes in technology and consumer tastes, which may lead to a decline in their performance. Many mega-cap companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Therefore, the return on investment in securities of mega-cap companies may be less than the return on investment in securities of small-, mid-, and/or large-cap companies. Investing more heavily in one market capitalization category carries the risk that due to market conditions that category may be out of favor with investors.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The value of the Fund’s investments in swaps and options – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

•	Authorized Participant Concentration Risk. Only an AP may engage in creation or redemption transactions directly with the Fund. The Fund have a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to process creation or redemption orders, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

•	Cash Transaction Risk. To the extent a Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•	Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

•	Fluctuation of NAV Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of a Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund Shares may decrease considerably and cause the market price of Fund Shares to deviate significantly from the Fund’s NAV. When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes from the last quote from the closed market and the value of such security during the ETF’s domestic trading day, which could lead to differences between the market price of the ETF’s shares and their underlying NAV.

•	Market Maker Risk. If a Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

•	Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV only in Creation Units. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

•	Trading Issues Risk. Although the Fund’s Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, they may have difficulty maintaining their listings on the Exchange.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by a Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of their assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund seeks to achieve daily results that correspond to a multiple of the daily performance of a single issuer by entering into one or more swaps. In seeking this objective, the Fund may invest a relatively high percentage of their assets in swaps with a single counterparty or a few counterparties. As a result, the Fund may experience increased volatility and be more susceptible to a single economic or regulatory occurrence affecting the issuer or one or more of the counterparties.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of a Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps and options) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The prices of, and income generated by, securities a Fund has exposure to may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulation affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors related to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or another event affecting a single issuer. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. To the extent that the securities of issuers in the same or related industries or sectors behave similarly to each other, and these issuers make up a sizeable portion of the market, events affecting one issuer, industry or sector or the securities markets generally may have a larger impact. If such issuers represent a substantial portion of major market indices, a downturn in their stock prices may have a disproportionate adverse effect on the overall equity markets, even if other segments of the market perform well.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. U.S. and international markets have recently experienced, and may continue to experience, periods of significant volatility due to various factors, including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, and political and geopolitical events. In addition, wars or threats of war and aggression, such as Russia’s invasion of Ukraine and conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Damage to energy infrastructure from conflicts in the Middle East, reduced shipping through the Strait of Hormuz, and other energy supply constraints could also have long-term adverse impacts on the U.S. and world economies. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the actual or potential imposition of tariffs on foreign countries, including China and long-time U.S. allies. In particular, the imposition of tariffs has led to retaliatory tariffs by certain foreign countries and could lead to additional retaliatory tariffs by foreign countries, as well as increased and prolonged market volatility, and sector-specific downturns in industries reliant on international trade. The new administration has also sought to reduce the headcount of and freeze funding available to certain U.S. government agencies. Such efforts may continue throughout U.S. federal agencies, which could increase administrative burdens on remaining government employees, increase processing times of company filings, alter regulatory policymaking, and increase regulatory volatility. These efforts and other similar actions may have unforeseen consequences on the economy and markets generally, and could negatively impact the Fund.

Raising the ceiling on U.S. government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.

Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or reverse course. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.

The events and circumstances described above could be prolonged and could adversely affect the value and liquidity of a Fund’s investments and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, and prevent shareholders from redeeming their Shares. Issuers of securities a Fund has investment exposure to are also subject to cybersecurity risks and the value of those securities could decline if the issuers experience cybersecurity incidents. Cybersecurity incidents affecting such companies may disrupt business operations, exploit security weaknesses, result in equipment failures, data breaches, violations of applicable privacy and other laws, financial losses, reputational damage, loss of customer relationships, regulatory fines, remediation costs or other liabilities, and adversely affect the value of a Fund’s investments. Companies in industries that rely on technology, telecommunications networks, operational systems, digital infrastructure, intellectual property, customer data, or other information systems are particularly susceptible to these risks. The use of AI, machine learning and other emerging technologies may exacerbate cybersecurity and operational risks.

While a Fund, its service providers, and the companies it has investment exposure to may have established business continuity plans and risk management systems designed to prevent, detect and mitigate cybersecurity incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention, detection or remediation efforts may not be successful.

Non-Principal Risks

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Advisor determines to sell such a holding.

Management of the Fund

The Fund is a series of Investment Managers Series Trust II, an investment company registered under the 1940 Act. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, custodian and fund administrative and accounting agent.

Investment Advisor

AXS Investments LLC, a Delaware limited liability company, serves as the Fund’s Advisor pursuant to an investment management agreement (the “Investment Advisory Agreement”). AXS is located at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573.

In its capacity as Advisor, AXS manages the Fund’s investments subject to the supervision of the Board. AXS also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. Further, AXS continuously reviews, supervises, and administers the Fund’s investment program.

Pursuant to the Investment Advisory Agreement between the Advisor and the Trust, the Fund pays the Advisor a unitary management fee at an annual rate of 1.49% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate the Advisor for the services it provides to the Fund. Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, the Advisor is not responsible for advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Portfolio Managers

Parker Binion, Portfolio Manager, Chief of Compliance and Head of Investments of AXS, serves as portfolio manager for the Fund. Mr. Binion joined AXS in January 2021. Prior to joining AXS, Mr. Binion was a portfolio manager of Kerns Capital Management, Inc. since September 2014, and was responsible for managing the firm’s separately managed account strategies and hedging/net exposure strategies. Prior to 2014, Mr. Binion was an investment advisor representative with Heritage Capital from 2012 to 2014. He holds an A.B. in political science with a concentration in economics from Duke University and a J.D. with honors from the University of Texas at Austin.

Travis Trampe, Portfolio Manager of AXS, serves as portfolio manager for the Fund. Mr. Trampe joined AXS in 2022. Prior to joining AXS, Mr. Trampe was a portfolio manager with ETF issuers and asset management firms for over 15 years, including most recently from 2016 to 2021, where he was responsible for managing ETFs, mutual funds, UCITS and other fund vehicles. Mr. Trampe’s asset management tenure includes longtime experience in portfolio management, trade execution and fund operations in U.S. and global securities markets. Mr. Trampe holds a B.S. in finance and mathematics from Nebraska Wesleyan University.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure

The Fund and AXS have received an exemptive order from the SEC to operate under a manager of managers structure that permits AXS, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, AXS has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisor(s) and recommending to the Board the hiring, termination, or replacement of any such sub-advisor(s). The exemptive order does not apply to any sub-advisor that is affiliated with the Fund or AXS.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the changes.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement for the Fund will be available in the Fund’s first Form N-CSR filing.

Buying and Selling Fund Shares

Fund Shares are listed for trading on the Exchange. When you buy or sell the Fund’s Shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. Eastern time, the Fund’s NAVs would still be determined as of 4:00 p.m. Eastern time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. The Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which a Fund does not value its shares, which may significantly affect the Fund’s NAV on those days.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategies, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to APs, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of Shares of the Fund done by APs and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Availability of Information

Each Business Day, the following information will be available at www.tradretfs.com with respect to the Fund: (i) information for each portfolio holding that will form the basis of the next calculation of the Fund’s NAV per share; (ii) the Fund’s NAV per share, market price, and premium or discount, each as of the end of the prior Business Day; (iii) a table showing the number of days the Fund’s Shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) the Fund’s median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the Fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the Fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

Dividends, Distributions and Taxes

Fund Distributions

The Fund pays out dividends from its net investment income and distributes its net capital gains, if any, to investors at least annually.

Dividend Reinvestment Service

Brokers may make available to their customers who own Shares of the Fund the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Federal Income Tax Consequences

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund Shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund Shares, it is generally considered a taxable event. Distributions of net investment income, other than distributions the Fund report as “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund Shares.

Dividends paid by a Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Since the Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of the dividends paid by the Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

You may want to avoid buying Shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from sales of Fund Shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide your Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with requirements of the Internal Revenue Service (the “IRS”) that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of any cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as a capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units of a Fund will be treated as a capital gain or loss if the AP holds the Shares of the Fund comprising the Creation Units as capital assets, and otherwise will be an ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as a long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be a short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units of a Fund will generally be treated as a long-term capital gain or loss if the Shares of the Fund comprising the Creation Units have been held for more than one year, and otherwise, will generally be a short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains).

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Shares of the Fund so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in any securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Shares of the Fund so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. The Fund does not and have no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

FUND SERVICE PROVIDERS

Co-Administrators. UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. Pursuant to the Co-Administration Agreement, the Co-Administrators receive a fee for administration services based on the Fund’s average daily net assets, which is paid by the Advisor.

Transfer Agent. [                          ], serves as the Fund’s transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. [                          ], serves as the Fund’s custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. [                          ], serves as the fund accounting agent for the Fund. The fund accounting agent calculates the Fund’s daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and to the Independent Trustees.

Independent Registered Public Accounting Firm. [                          ], serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

ADDITIONAL INFORMATION

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in exchange-traded funds offered by the Trust, including the Fund, beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares of the Fund, whether or not participating in the distribution of Shares of the Fund, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares of the Fund that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

FINANCIAL HIGHLIGHTS

The Fund is new and has no performance history as of the date of this prospectus. Financial information therefore is not available.

Tradr Triple Threat 2X Long Space Daily ETF

A series of Investment Managers Series Trust II

FOR MORE INFORMATION

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports and Financials and Other Information

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and the Fund’s Financials and Other Information, which are each included in the Fund’s Form N-CSR filings. In the Fund’s annual report, you will find a summary of the key factors that significantly affected the Fund’s performance during its most recent fiscal year. In the Fund’s Financials and Other Information, you will find the Fund’s annual and semi-annual financial statements.

The Fund’s SAI, annual and semi-annual reports, and Financials and Other Information will be available, free of charge, on the Fund’s website at www.tradretfs.com. You can also obtain a free copy of the Fund’s SAI or annual and semi-annual reports, request other information, or inquire about the Fund by contacting a broker that sells Shares of the Fund or by calling the Fund at 1-888-52TRADR (1-888-528-7237).

Reports and other information about the Fund are also available:

•	Free of charge, on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov; or
•	For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act file no. 811-22894)

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

Dated August 14, 2026

Statement of Additional Information

[  ], 2026

Tradr Triple Threat 2X Long Memory Daily ETF (Ticker: [ ])
Tradr Triple Threat 2X Long Space Daily ETF (Ticker: [ ])
Tradr Triple Threat 2X Long Quantum Daily ETF (Ticker: [ ])

Each of the above funds (each a “Fund” and collectively the “Funds”), is a series of Investment Managers Series Trust II (the “Trust”). Shares of each Fund are listed on the Cboe BZX Exchange, Inc. (the “Cboe Exchange” or “Exchange”). Shares of each Fund trade on the Exchange at market prices that may be below, at or above the respective Fund’s net asset value (“NAV”).

Shares of each Fund trade on the Exchange at market prices that may be below, at or above a Fund’s NAV. The Funds seek daily long leveraged investment results and are intended to be used as short-term trading vehicles. Each Fund attempts to provide daily investment results that correspond to the respective long leveraged multiple of the performance of an underlying security (“Underlying Security”) and are collectively referred to as the “Funds.”

The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds Investors should note that the pursuit of daily investment objectives means that the return of a Fund for a period longer than a full trading day will be the product of a series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the Underlying Security may affect a Fund’s return as much as, or more than, the return of the Underlying Security. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily long leveraged investment objective and the performance of the Underlying Security for the full trading day. During periods of high volatility, the Funds may not perform as expected and the Funds may have losses when an investor may have expected gains if the Funds are held for a period that is different than one trading day.

These Funds are not suitable for all investors. These Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:

(a) understand the risks associated with the use of leverage;

(b) understand the consequences of seeking daily leveraged investment results; and

(c) intend to actively monitor and manage their investments.

Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds. There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.

The Funds’ investment advisor, AXS Investments, LLC (the “Advisor” or “AXS”), will not attempt to position each Fund’s portfolio to ensure that a Fund does not gain or lose more than a maximum percentage of its NAV on a given trading day. As a consequence, if the value of a Fund’s Underlying Security moves more than 50% on a given trading day in a direction adverse to the Fund, the Fund’s investors would lose all of their money.

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated [ ], 2026, of the Funds. A copy of the Funds’ Prospectus may be obtained by contacting the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”) at 1290 Broadway, Suite 1000, Denver, Colorado 80203, by visiting the Funds’ website at www.tradretfs.com or by calling 1-888-52TRADR (1-888-528-7237). Additional information about the Funds’ investments will be available in the Funds’ Annual and Semi-Annual Reports to shareholders and in Form N-CSR (when available), which may be obtained free of charge by visiting the Funds’ website, calling the number above, or writing to the Distributor at the address above. The Funds’ financial statements (when available) are incorporated herein by reference.

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor the Commodity Futures Trading Commission (the “CFTC”) has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE TRUST AND THE FUNDS

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Funds and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

Each Fund is a non-diversified fund, which means it is not subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, government securities, and securities of other investment companies. Although the Funds are not required to comply with the above requirement, the Funds intend to diversify their assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Each Fund offers and issues shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). Each Fund generally offers and issues shares in exchange for a basket of securities designated by the respective Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares of each Fund are listed on the Exchange. Shares of each Fund trade on the Exchange at market prices. These prices may differ from the shares’ NAV per share. The shares of each Fund are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities designated by a Fund and a specified cash payment.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Funds’ Prospectus pertaining to the investment policies of the Funds.

An investment in the Funds also should be made with an understanding of the risks inherent in an investment in swaps, securities and other assets, including the risk that the financial condition of issuers may become impaired or that the general condition of the market may deteriorate (either of which may cause a decrease in the value of the Funds’ portfolio holdings and thus in the value of Shares). Each Fund’s portfolio holdings are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence and investor emotions and perceptions change. Investor perceptions are based on various and unpredictable factors, including expectations regarding governmental, economic, monetary and fiscal policies, inflation and interest rates, weather and climate conditions, economic expansion or contraction, and global or regional political, economic or banking crises.

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in various countries and regions; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; public health emergencies (including widespread health crises such as the COVID-19 pandemic); China’s economic slowdown; expansion of government deficits and debt; bank failures; higher inflation; and military conflicts and wars, including Russia’s invasion of Ukraine and conflicts among nations and other militant groups in the Middle East, and the increase in protectionist trade policies, including the imposition of tariffs and trade barriers. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Raising the ceiling on U.S. Government debt and passing periodic legislation to fund the U.S. Government have become increasingly politicized. Any failure to do either could lead to a default on U.S. Government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere, and the Funds’ investments.

Rates of inflation have risen in recent years. Inflation has affected the global economy and global financial markets. Inflation occurs when prices increase and the purchasing power of money decreases. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a portfolio’s assets can decline as can the value of a portfolio’s distributions.

Advancements in technology, including the rapid development and increased regulation of artificial intelligence, may adversely impact markets and liquidity. As artificial intelligence becomes more widely utilized, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be predicted, which could adversely impact the performance of a Fund’s investments.

Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices. It is difficult to accurately predict the pact at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or reverse course. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.

Derivatives

Each Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, a Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

The Advisor will not, in general, attempt to hedge all market or other risks inherent in a Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of a Fund’s overall portfolio. Moreover, it should be noted that a Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). Each Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor may rely on diversification to control such risks to the extent that the Advisor believes it is desirable to do so.

The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

Effective August 19, 2022, the Funds began operating under the Derivatives Rule, which, among other things, governs the use of derivative instruments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. The Derivatives Rule requires investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk (“VaR”) leverage limit, and (ii) adopt and implement a comprehensive written derivatives risk management program. These and other requirements apply unless (a) the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets, or (b) the Fund does not engage in derivatives transactions as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The Derivatives Rule may not be effective to limit a Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since each Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, each Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swaps. The Funds will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to a Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, each Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between a Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If a Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. Each Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Swaps

Each Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

Each Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Total Return Swaps. Each Fund may enter into total return swaps for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. Each Fund may enter into credit default swaps for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. Each Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swaps by the Funds entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swaps have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Each Fund may also purchase credit default swaps in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Currency Swaps. Each Fund may enter into currency swaps for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. Each Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. Each Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, a Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of a Fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. Each Fund may enter into options on swaps. An option on a swap, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap or to shorten, extend, cancel or otherwise modify an existing swap, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. Each Fund may write (sell) and purchase put and call swaptions. Each Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund’s use of options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Options on Securities and Securities Indices

Each Fund may invest in options on securities and stock indices. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option entitles the purchaser, in return for the premium paid, to sell specified securities during the option period. Each Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, each Fund may write uncovered (or “naked”) call options on securities, including shares of exchange-traded funds (“ETFs”), and indices.

Writing Covered Index Call Options. Each Fund may sell index call options. Each Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. A Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When a Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. Each Fund’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in a Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or a Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by a Fund. Each Fund may enter into similar collateral arrangements with the counterparty when it sells OTC index call options.

The purchaser of an index call option sold by a Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless a Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time a Fund is able to sell the securities. For example, even if an index call which a Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, a Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Code for qualification of the Fund as a regulated investment company.

OTC Options. Each Fund may engage in transactions involving OTC as well as exchange-traded options. Certain additional risks are specific to OTC options. Each Fund may engage a clearing corporation to exercise exchange-traded options, but if a Fund purchased an OTC option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, a Fund may generally be able to realize the value of an OTC option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes an OTC option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While a Fund will seek to enter into OTC options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. Unless a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate an OTC option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

The SEC has taken the position that purchased OTC options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat OTC options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of OTC options, each Fund will change the treatment of such instruments accordingly.

Stock Index Options. Each Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures

Each Fund may use interest rate, foreign currency, index and other futures contracts. Each Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Each Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn taxable interest income on its initial margin deposits. A Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. A Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Each Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase of a new position) may not exceed 5% of a Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of a Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions). The Advisor, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. As of the date of this SAI, each Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and it is not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Funds. In the future, if a Fund’s use of futures, options on futures, or swaps requires the Advisor to register as a commodity pool operator with the CFTC with respect to the Fund, the Advisor will do so at that time.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, a Fund will mark to market its open futures positions. A Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.

Stock Index Futures

Each Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, a Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

OTC Derivatives Transactions

Each Fund may enter into OTC derivatives transactions. The Dodd-Frank Act established a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third-party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. A Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. A Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Leverage

Each Fund intends to use, on a regular basis, leveraged investment techniques in pursuing its investment objectives. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund’s assets. Utilization of leverage involves special risks and should be considered to be speculative. Specifically, leverage creates the potential for greater gains to fund shareholders during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAVs of a Fund’s shares. Leverage may also involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires a fund to pay interest which would decrease a Fund’s total return to shareholders. If a Fund achieves its investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had the Fund not been leveraged.

Equity Securities

Common Stock

Each Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

Each Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a Fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Small- and Mid-Cap Stocks

Each Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require a Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

Each Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Mega-Cap Stocks

Each Fund may have investment exposure to the stock of a mega-cap company. Mega-cap companies may be less able to respond quickly to changing market conditions or new competitive challenges, such as changes in technology and consumer tastes, which may lead to a decline in their performance. Many mega-cap companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Therefore, the return on investment in securities of mega-cap companies may be less than the return on investment in securities of small-, mid-, and/or large-cap companies. Investing more heavily in one market capitalization category carries the risk that due to market conditions that category may be out of favor with investors.

Foreign Investments

Each Fund may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets. Additionally, the imposition of sanctions, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of a Fund’s foreign investments.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

Each Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Emerging Markets

Each Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards, which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of the Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation, or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, may be unable to inspect audit work and practices in certain countries. If the PCAOB is unable to oversee the operations of accounting firms in such countries, inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact the Fund’s investments in such company. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. It may also be difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts.

Many Chinese companies have created variable interest entities (“VIEs”) as a means to circumvent limits on foreign ownership of equity in Chinese companies. Investments in companies that use a VIE structure may pose additional risks because the investment is made through an intermediary entity that exerts control of the underlying operating business through contractual means rather than equity ownership and, as a result, may limit the rights of an investor. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of a Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

There may also be restrictions on imports from certain countries, such as Russia, and dealings and transactions with certain Russian companies, officials, individuals, and state-sponsored entities. Further, there may be restrictions on investments in companies domiciled in certain countries, such as China and Russia. Such restrictions can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. Any of these factors may adversely affect a Fund’s performance or the Fund’s ability to pursue its investment objective.

Developments in the China Region

Although China’s economy has experienced past periods of rapid growth, there is no assurance that such growth rates will recur. In particular, the growth rate of China’s economy had slowed over the years leading up to the global economic recession in 2020. China’s economy rebounded in 2021 as China recovered from the COVID-19 pandemic, but China’s economy grew at a slower rate in 2022 through 2024 than any year in the decade leading up to 2020. It remains unclear though whether these trends will continue in the future. In addition, China’s economic slowdown has negatively impacted the once rapidly growing Chinese real estate market, leading to the financial collapse of China’s largest real estate company. The slowdown in China’s real estate market has also resulted in local Chinese governments facing high levels of debt and fewer viable means to raise revenue, especially with the fall in demand for housing.

Despite attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Reduction in spending on Chinese products and services, supply chain diversification, institution of additional tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on both the Chinese economy and Chinese companies. Additionally, Chinese actions to lay claim to disputed islands have caused relations with certain of China’s trading partners to suffer, and could cause further disruption to regional and international trade. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Investments in China

The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Disclosure and regulatory standards in China are less stringent than U.S. standards, and there is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which a Fund invests. Moreover, the imposition of restrictions on repatriation of capital invested may have an adverse effect on a Fund’s performance and the Fund’s ability to meet redemption requests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund. China’s currency, which historically has been managed in a tight range relative to the U.S. dollar, may in the future be subject to greater uncertainty as Chinese authorities change the policies that determine the exchange rate mechanism. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. A Fund’s rights with respect to its investments in A-Shares, if any, will generally be governed by Chinese law. China operates under a civil law system in which court precedent is not binding, which means that there is no binding precedent to interpret existing statutes and thus there is uncertainty regarding the implementation of existing law. It may therefore be difficult or impossible for the Fund to enforce its rights as an investor under Chinese law. Ultimately, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

The Fund may invest in equity securities of certain Chinese companies, referred to A-Shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”). Stock Connect is a securities trading and clearing linked program between either Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between China and Hong Kong. Stock Connect is subject to daily quota limitations, which may restrict a Fund’s ability to invest in A-Shares through Stock Connect and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of A-Shares may fluctuate at times when a Fund is unable to add to or exit its position. Only certain A-Shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is in its early stages, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is currently unknown. Stock Connect is subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact Stock Connect and/or a Fund’s investments through Stock Connect. There is no guarantee that all three exchanges will continue to support Stock Connect in the future.

The Fund’s investments in securities, including A-Shares, issued by Chinese companies may cause the Fund to become subject to withholding and other taxes imposed by China tax authorities. China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China. Currently, the capital gain from disposal of A-Shares by foreign investors via Stock Connect is temporarily exempt from withholding income tax, but the dividends derived from A-Shares by foreign investors is subject to a 10% withholding income tax. There is no indication of how long the temporary exemption will remain in effect and the Fund may be subject to such withholding income tax in the future. Uncertainties in China tax rules governing taxation of income and gains from investments in A-Shares via Stock Connect could result in unexpected tax liabilities for the Fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in A-Shares by the Fund.

The Fund’s investment may potentially be subject to a value added tax under the law of the People’s Republic of China (“PRC”) at a rate of 6% on capital gains derived from trading of A-Shares and interest income (if any). Existing guidance provides a value added tax exemption for overseas investors in respect of their gains derived from trading of PRC securities via Stock Connect. Because there is no indication of how long the temporary exemption will remain in effect, the Fund may be subject to such value added tax in the future.

In addition, urban maintenance and construction taxes (currently at rates ranging from 1% to 7%), educational surcharges (currently at a rate of 3%) and local educational surcharges (currently at a rate of 2%) (collectively, the “Surtaxes”) are imposed based on value added tax liabilities. Thus, if the Fund is liable for a value added tax, it would also be required to pay the applicable Surtaxes.

The Fund may also be subject to stamp duty under PRC law. Stamp duty is a tax that generally applies to the execution and receipt of taxable documents, which include contracts for the sale of China A-shares traded on stock exchanges in China. In the case of such contracts, stamp duty of 0.10% is currently imposed on sellers, but not on purchasers. The Fund would therefore be subject to PRC stamp duty upon the sale or transfer of China A-shares to another individual or institution.

In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, the Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on Stock Connect in respect of eligible A-Shares must be settled in Renminbi (RMB), the Chinese currency, funds investing through Stock Connect must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Stock Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. The regulations are relatively untested and there is no certainty as to how they will be applied. A-Shares purchased through Stock Connect are held in nominee name and not the Fund’s name as the beneficial owner. It is possible, therefore, that a Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of A-Shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, the Fund may not be able to participate in corporate actions affecting A-Shares held through Stock Connect due to time constraints or for other operational reasons.

Trades on Stock Connect are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, the Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that the Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by an A-Share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If the Fund holds 5% or more of the total shares of an A-Share issuer through its Stock Connect investments, its profits may be subject to these limitations. Any of the factors discussed above could have a negative impact on the Fund’s performance.

Europe – Recent Events

Most developed countries in Western Europe are members of the European Union (the “EU”), and many are also members of the European Monetary Union (“EMU”), and most EMU members are part of the euro zone, a group of EMU countries that share the euro as their common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any of these EMU restrictions or controls, as well as any of the following events in Europe, may have a significant impact on the economies of some or all European countries: (i) the default or threat of default by an EU member country on its sovereign debt, (ii) economic recession in an EU member country, (iii) changes in EU or governmental regulations on trade, (iv) changes in currency exchange rates of the euro, the British pound, and other European currencies, (v) changes in the supply and demand for European imports or exports, and (vi) high unemployment rates. In the recent past, European financial markets have experienced volatility and adverse trends due to concerns about economic downturns and/or rising government debt levels in certain European countries, which in turn negatively affected the euro’s exchange rate. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. In the event that an EMU member defaults on its sovereign debt or exits from the EMU, especially if either such event occurs in a disorderly manner, the default or exit may adversely affect the value of the euro as well as the performance of other European economies and issuers.

Adverse economic and political events in one European country, including war, may have adverse effects across Europe. For example, the extent and duration of Russia’s military invasion of Ukraine, initiated in February 2022, and the broad-ranging economic sanctions levied against Russia by the United States, the European Union, the United Kingdom, and other countries, remain unknown, but these events could have a significant adverse impact on Europe’s overall economy.

United Kingdom Exit from the EU. On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement, effective January 1, 2021. The effects of Brexit are also being shaped by the trade agreements that the UK negotiates with other countries and will depend largely upon the UK’s ability to negotiate favorable terms with the EU regarding trade and market access. Although the longer term political, regulatory, and economic consequences of Brexit are uncertain, Brexit has caused volatility in UK, EU, and global markets. The potential negative effects of Brexit on the UK and EU economies and the broader global economy could include, among others, business and trade disruptions, increased volatility and illiquidity, currency fluctuations, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the relationship between the UK and EU continues to be defined and the UK determines which EU laws to replace or replicate.

Russia’s Invasion of Ukraine. Russia has attempted to assert its influence in Eastern Europe in the recent past through economic and military measures, including military incursions into Georgia in 2008 and eastern Ukraine in 2014, heightening geopolitical risk in the region and tensions with the West. On February 24, 2022, Russia initiated a large-scale invasion of Ukraine resulting in the displacement of millions of Ukrainians from their homes, a substantial loss of life, and the widespread destruction of property and infrastructure throughout Ukraine. In response to Russia’s invasion of Ukraine, the governments of the United States, Canada, Japan, the EU, the UK, and many other nations joined together to impose heavy economic sanctions on certain Russian individuals, including its political leaders, as well as Russian corporate and banking entities and other Russian industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia as well as other popular Russian exports, such as diamonds, seafood, and vodka. The EU, the UK and other countries have also placed restrictions on certain oil, energy, and luxury goods imports from Russia. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy.

General. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Depositary Receipts

Each Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depositary Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Debt Securities

Each Fund may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead, payments “float” relative to a reference rate, such as the Secured Overnight Financing Rate (“SOFR”). This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by S&P Global Ratings (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, a Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Advisor attempts to reduce the risks described above through diversification of a Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (i.e., “quantitative easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. In 2022, the Federal Reserve began to unwind its balance sheet by not replacing existing bond holdings as they mature (i.e., “quantitative tightening”). Also in 2022, the Federal Reserve began raising the federal funds rate in an effort to help fight inflation. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. Government interventions such as those described above may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities

Each Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether its retention will assist in meeting a Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase a Fund’s operating expenses and adversely affect the Fund’s NAV. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Advisor’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Investment Company Shares

Each Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and ETFs, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, each Fund may acquire shares of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of a Fund’s total assets, and (iii) 10% of the value of a Fund’s total assets when combined with all other Underlying Fund shares held by the Fund. A Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the shares of another investment company. These changes include, in part, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits a Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of acquired funds and acquiring funds relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires acquired funds and acquiring funds that are relying on the rule, and which do not have the same investment adviser, to enter into fund of funds investment agreements, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, each Fund may acquire the shares of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of the shares of any registered open-end fund or registered UIT that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any shares of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding shares during any period less than 30 days; and

iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company shares results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the shares of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The NAV and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Funds.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by a Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on a Fund.

Investment decisions by the investment advisors to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds

Each Fund may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit designed to equalize the NAV of the shares and the NAV of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the NAV of the shares being redeemed and the NAV of the Redemption Securities.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by a Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Short-Term Investments

Each Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits

Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank, or savings and loan association for a definite period of time that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. A Fund may only acquire certificates of deposit, bankers’ acceptances, and time deposits issued by commercial banks or savings and loan associations that, at the time of the Fund’s investment, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such obligations are fully insured by the U.S. government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, are limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

Commercial Paper, Short-Term Notes and Other Corporate Obligations

Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Each Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose a Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on a Fund.

Government Obligations

Each Fund may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Reverse Repurchase Agreements

Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

Other Investment Strategies, Policies and Risks

Equity Securities

Warrants and Rights

Each Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, a Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Convertible Securities

Each Fund may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Exchange-Traded Notes (“ETNs”)

Each Fund may invest in ETNs. An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

Investment Company Shares

Closed-End Funds

Each Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the NAV of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in a Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Agency Obligations

Each Fund may invest in agency obligations, such as obligations of the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”). Some, such as those of the Export-Import Bank of the United States, are supported only by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency, a newly created independent regulator.

Regulatory Margin Risk

In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted margin requirements applicable to uncleared swaps. While the Fund is not directly subject to these requirements, where the Fund’s counterparties are subject to the requirements, uncleared swaps between the Fund and those counterparties are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of margin, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what the Fund would agree with its counterparty in the absence of such regulation. In all events, where the Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless the Fund is in default on its obligations to the swap counterparty.

In addition to the variation margin requirements, regulators have adopted “initial” margin requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any “variation margin” collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). At this time, the initial margin rules do not apply to the Fund’s swap trading relationships. However, the rules are being implemented on a phased basis, and in the near future, the rules may apply to the Funds. In the event that the rules apply, they would impose significant costs on the Fund’s ability to engage in uncleared swaps and, as such, could adversely affect the Advisor’s ability to manage the Funds, may impair the Funds’ ability to achieve their investment objective and/or may result in reduced returns to the Funds’ investors.

Temporary Investments

Each Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. Each Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. A Fund may not achieve its investment objective during temporary defensive periods.

Borrowing

Each Fund may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest, which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and a Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

Each Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers Automated Quotation (“Nasdaq”). An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices.

Each Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act. 4(a)(2) commercial paper typically has the same price and liquidity characteristics as commercial paper, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by a Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that each Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. Each Fund has implemented an LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Advisor as each Fund’s LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of a Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to seek its investment objective.

A Fund will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

Cybersecurity Risk

Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Funds or the Advisor, the Funds’ custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The use of artificial intelligence and machine learning could exacerbate these risks. A Fund may also incur additional costs for cybersecurity risk management purposes. While a Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. Each Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

Each Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Funds from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements;

2.	Act as underwriter, except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	Invest 25% or more of its total assets, calculated at the time of purchase in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities), except that each Fund shall concentrate in the corresponding industry assigned to the Fund’s Underlying Security;

4.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although each Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs);

5.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets;

6.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

The Funds observe the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not invest, in the aggregate, more than 15% of its net assets in illiquid securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation.

As of the date of this SAI, each Underlying Security referenced in the third fundamental policy listed above is assigned to the corresponding industry listed in the table below (which may change from time to time as determined pursuant to the Standard Industrial Classification (SIC) Code that appears on the EDGAR page of the Underlying Security or pursuant to another established industry classification framework):

Fund	Underlying Securities	Industries of Underlying Securities
Tradr Triple Threat 2X Long Memory Daily ETF	Micron Technology, Inc. Sandisk Corporation of Delaware SK hynix Inc.	Semiconductors Semiconductors Semiconductors
Tradr Triple Threat 2X Long Space Daily ETF	AST SpaceMobile, Inc. Space Exploration Technologies Corp. Rocket Lab Corporation	Telecommunications Equipment Aerospace and Defense Aerospace and Defense
Tradr Triple Threat 2X Long Quantum Daily ETF	D-Wave Quantum Inc. IonQ, Inc. Rigetti Computering, Inc.	Tech Hardware and Semiconductors Quantum Computing and Networking Tech Hardware and Semiconductors

MANAGEMENT OF THE FUNDS

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objectives, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John P. Zader are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[b] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[c]	Other Directorships Held by Trustee[d]
“Independent” Trustees:
Thomas Knipper, CPA (Inactive) [a] (born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	[ ]	Monachil Credit Income Fund, a closed-end investment company.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	[ ]	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	[ ]	General Finance Corporation.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[b] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[c]	Other Directorships Held by Trustee[d]
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Funds (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	[ ]	Investment Managers Series Trust III, a registered investment company (includes 14 portfolios); Source Capital, a closed-end investment company.
Interested Trustees:
Joy Ausili [a,f] (born 1966) Trustee, Vice President and Assistant Secretary	Since January 2023	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Vice President and Assistant Secretary (January 2016 – present), Investment Managers Series Trust II; Vice President and Secretary, Investment Managers Series Trust (March 2016 – present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	[ ]	None.
Terrance P. Gallagher [a,e] (born 1958) Trustee	Since July 2019	Retired, (October 2025 – present); Executive Vice President and Trust Platform Director, (2024 – October 2025); President, Investment Managers Series Trust II (September 2013 – April 2025); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	[ ]	Various closed-end investment companies.[g]

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[b] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[c]	Other Directorships Held by Trustee[d]
Officers of the Trust:
Rita Dam [a] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	N/A	N/A
Diane Drake [a] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Michael Dziura [a] (born 1985) Chief Compliance Officer	Since May 2026	Partner (July 2024 – present), Managing Director (2023 – 2024), and Director (2017 – 2023), Dziura Compliance Consulting, LLC; Chief Compliance Officer, Etna Capital Management Limited (2024 – present); Chief Compliance Officer, Westfuller Advisors, LLC (2023 – present), Chief Compliance Officer, Climate Finance Partners, LLC (2022 – present).	N/A	N/A
Joshua Gohr [a] (born 1988) Vice President	Since April 2024	Vice President (December 2020 – present), and Assistant Vice President (December 2018 – November 2020), Mutual Fund Administration, LLC.	N/A	N/A
Scott Schulenburg [a] (born 1976) President	Since May 2025	Senior Vice President, Director of Client Services & TA Administration and Technology (2005 – present), UMB Fund Services, Inc.; President, UMB Distribution Services, LLC (2020 – 2024).	N/A	N/A

a	Address for the Trustees and Officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Trustees and officers serve until their successors have been duly elected.
c	The Trust is comprised of [ ] series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Funds’ investment advisor also serves as investment advisor to other AXS Funds and Tradr Funds which are offered in separate prospectuses. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.
d	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.
e	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.
f	Ms. Ausili is an “interested person” of the Trust by virtue of her position with Mutual Fund Administration, LLC.
g	AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk Managed Capital Fund, Aspiriant Risk Managed Real Asset Fund, Destiny Alternative Fund (TEI) LLC, Destiny Alternative Fund LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Hedged Equity Income Fund: Series B1, FT Vest Hedged Equity Income Fund: Series B2, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series B1, FT Vest Total Return Income Fund: Series B2, Infinity Core Alternative Fund, Keystone Private Income, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund, Variant Impact Fund, each a closed-end investment company.

Effective January 19, 2023, Eric M. Banhazl, who served as a Trustee of the Trust from September 2013 to January 19, 2023, is serving as a Trustee Emeritus of the Trust. As a Trustee Emeritus, Mr. Banhazl may attend the meetings of the Board of Trustees or any of its committees, but has no duties, powers or responsibilities with respect to the Trust.

Compensation

Effective November 1, 2025, each Independent Trustee receives a quarterly retainer of $31,250; $6,000 for each special in-person meeting attended, or any special meeting attended by videoconference or teleconference in lieu of in-person attendance in accordance with SEC exemptive relief or to address particularly complex matters or matters requiring review of significant materials in advance of the meeting; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review. In addition, Mr. Tashjian receives an additional annual retainer of $15,000 for serving as Chairperson of the Board; Mr. Knipper receives an additional annual retainer of $10,000 for serving as Chairperson of the Audit Committee; and Mr. Zader receives an additional annual retainer of $10,000 for serving as Chairperson of the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”). Effective January 21, 2026, the annual compensation of each Independent Trustee will be increased by $1,000 for each new fund launched during any quarter in which ten or more new funds commence operations; and if fewer than ten new funds commence operations in any given quarter, the number of such newly launched funds will be carried forward and aggregated with new funds launched in subsequent quarters until the cumulative total equals or exceeds ten, at which time the annual compensation of each Independent Trustee will be increased by $1,000 for each new fund included in such cumulative total.

The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The Trustees may elect to defer payment of their compensation from the Funds pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification. The Advisor, and not the Funds, pay the Independent Trustees’ compensation.

Independent Trustees[1,2]
	Thomas Knipper, Independent Trustee and Audit Committee Chair	Kathleen K. Shkuda, Independent Trustee	Larry D. Tashjian, Independent Trustee, Chairman	John P Zader, Independent Trustee Nominating Committee Chair
Fund
Tradr Triple Threat 2X Long Memory Daily ETF	None	None	None	None
Tradr Triple Threat 2X Long Space Daily ETF	None	None	None	None
Tradr Triple Threat 2X Long Quantum Daily ETF	None	None	None	None
Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)	None	None	None	None
Estimated Annual Benefits Upon Retirement ($)	None	None	None	None
Total Compensation from Fund Complex Paid to Trustees ($)[2]	$91,351	$86,196	$93,930	$91,351

1 Estimated annual compensation for the first year.

2 There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AXS Funds and Tradr Funds which are offered in separate prospectuses. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.

Mr. Gallagher and Ms. Ausili are not compensated for their services as Trustees because of their affiliation with the Trust. Officers of the Trust are not compensated by the Funds for their services.

As a Trustee Emeritus of the Trust, Mr. Banhazl does not receive any compensation from the Trust; however, he is entitled to reimbursement of expenses related to his attendance at any meetings of the Board of Trustees or its committees.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in September 2013 (July 2019 for Mr. Gallagher and January 2023 for Ms. Ausili) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Ms. Ausili, Mr. Gallagher and Mr. Zader (at that time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; as to Ms. Ausili and Mr. Gallagher, their positions with Mutual Fund Administration, LLC, and UMB Fund Services, Inc., respectively, the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•	Mr. Knipper has substantial experience with respect to the operation, administration and compliance programs of mutual funds and as a senior executive with a registered investment advisor.

•	Ms. Shkuda has substantial experience in the investment management industry, including as a consultant with respect to operations and marketing of investment managers and distribution of mutual funds and other investment products.

•	Mr. Tashjian has extensive leadership experience in the investment management industry, including as a principal and a chief executive officer of a registered investment advisor.

•	Mr. Zader has significant experience serving in senior executive positions at mutual fund administration service providers.

•	Mr. Gallagher has substantial experience serving in senior executive positions at mutual fund administration service providers.

•	Ms. Ausili has substantial experience serving in senior executive positions at mutual fund administration service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has two standing committees: the Audit Committee and the Nominating Committee.

•	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Knipper. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust. The Audit Committee is expected to meet twice a year with respect to the Funds.

The Audit Committee also serves as the Qualified Legal Compliance Committee for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Zader. The Nominating Committee meets as necessary.

Independent Trustees comprise 67% of the Board and Larry Tashjian, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

Each Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of each Fund. Under the overall supervision of the Board, the Advisor, and other service providers to the Funds employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as the Funds’ independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

As of the date of this SAI, none of the Trustees owned any shares of the Funds.

Control Persons, Principal Shareholders, and Management Ownership

As of the date of this SAI, each Fund is under the control of the Advisor, which had voting authority with respect to 100% of the outstanding shares in each Fund on such date. However, once a Fund commences investment operations and its shares are sold to the public, this control will be diluted. The Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Funds’ distributor, ALPS Distributors, Inc., or any of their respective affiliates.

The Advisor

AXS Investments LLC (the “Advisor”), located at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573, acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of each Fund’s investments. The Advisor also continuously monitors and maintains each Fund’s investment criteria and determines from time to time what securities may be purchased by the Funds. AXS Investments LLC is wholly owned by AXS Holdings LLC. AXS Holdings LLC is ultimately controlled by Gregory Bassuk.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to each Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of each Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers . As of [ ], 2026, information on other accounts managed by the Funds’ portfolio managers is as follows.

Parker Binion

			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($)	Number of Accounts	Total Assets ($)
Registered Investment Companies	[ ]	$[ ] Billion	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

Travis Trampe

			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($)	Number of Accounts	Total Assets ($)
Registered Investment Companies	[ ]	$[ ] Billion	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day- to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Funds and other accounts managed by a portfolio manager, the Advisor will proceed in a manner that ensures that the Funds will not be treated less favorably than the other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio manager. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation. Messrs. Binion and Trampe are compensated by the Advisor. Each receives a fixed base salary and discretionary bonus. Messrs. Binion’s and Trampe’s compensation arrangements are not determined on the basis of specific funds or accounts managed.

Ownership of the Fund by Portfolio Managers. As of the date of this SAI, Messrs. Binion and Trampe did not own shares of any of the Funds.

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds. The Co-Administrators provide certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Funds; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Co-Administration Agreement.

The Advisor pays the Co-Administrators a fee for administration services. The fee is payable monthly based on each Fund’s average daily net assets.

Transfer Agent. [     ], serves as the Funds’ transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. [    ], serves as the Funds’ custodian. The custodian holds the securities, cash and other assets of the Funds.

Fund Accounting Agent. [    ], serves as the fund accounting agent for the Funds. The fund accounting agent calculates each Fund’s daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP, 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and the Independent Trustees.

Independent Registered Public Accounting Firm. [    ], is the independent registered public accounting firm for the Funds. Its services include auditing each Fund’s financial statements and the performance of related tax services.

Distributor and the Distribution Agreement

ALPS Distributors, Inc. is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Advisor, or any other service provider for the Funds.

Under a Distribution Agreement with the Trust dated November 2, 2022, as amended (the “Distribution Agreement”), the Distributor acts as principal underwriter for the Fund’s Creation Units and distributes the Creation Units of the Fund. Shares of the Funds are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares of a Fund in amounts less than a Creation Unit.

The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA.

The Distributor may enter into agreements with securities dealers wishing to purchase Creation Units if such securities dealers qualify as Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below).

The Distribution Agreement has an initial term of up to two years and will continue in effect with respect to the Funds only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Funds or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misconduct, gross negligence or fraud in the performance of such duties and obligations.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for the Funds’ assets to be used for the payment for distribution services. The Funds may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets. The Funds do not currently pay, and the Funds have no current intention to pay 12b-1 fees.

In the event 12b-1 fees are charged in the future, under the 12b-1 Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as such term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the 12b-1 Plan or any related agreement.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Funds or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Funds on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.

While it is the Funds’ general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Funds or to the Advisor even if the specific services are not directly useful to the Funds and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Funds.

Investment decisions for the Funds are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of the Funds and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers. The brokers may also supply the Funds with research, statistical and other services.

Holdings of Securities of the Funds’ Regular Brokers and Dealers

From time to time, a Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of a Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. Any securities of any “regular brokers or dealers” held by the Fund during a fiscal year will be disclosed by the Fund after the end of such fiscal year.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes. Each Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Funds’ proxies to the Advisor, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds. The Trust Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor’s Policies”) and a record of each proxy voted by the Advisor on behalf of the Funds, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Advisor’s Proxy Policies and Procedures and the Trust Policies. The Trust Policies and Advisor’s Policies are intended to serve as guidelines and to further the economic value of each security held by a Fund. The Trust’s CCO will review the Trust Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and the respective Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ended June 30 of each year. Once filed, a Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-52TRADR (1-888-528-7237), by visiting the Funds’ website at www.tradretfs.com, or by visiting the SEC’s web site at https://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Trust’s Board has adopted a policy regarding the disclosure of information about the Funds’ security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the applicable Exchange via the NSCC.

Greater than daily access to information concerning a Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Fund involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course, agreements with the Fund, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

Each Fund will disclose its complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose any of the Funds’ portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

DETERMINATION OF NET ASSET VALUE

The NAVs of each Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of shares outstanding. The NAV takes into account all of the expenses and fees of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, each Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board has designated the Advisor as each Fund’s valuation designee (the “Valuation Designee”) responsible for determining whether market quotations are readily available and reliable, and making good faith determinations of fair value when appropriate. The Valuation Designee carries out its responsibilities with respect to fair value determinations through its Valuation Committee. As the Valuation Designee, the Advisor is responsible for the establishment and application, in a consistent manner, of appropriate methodologies for determining the fair value of investments, periodically reviewing the selected methodologies used for continuing appropriateness and accuracy, and making any changes or adjustments to the methodologies as appropriate. The Valuation Designee is also responsible for the identification, periodic assessment, and management of material risks, including material conflicts of interest, associated with fair value determinations, taking into account each Fund’s investments, significant changes in a Fund’s investment strategies or policies, market events, and other relevant factors. The Valuation Designee is subject to the general oversight of the Board.

Each Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded on the Nasdaq National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded on the Nasdaq National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation in which a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by the Advisor’s procedures, which have been approved by the Board. The Advisor will periodically test the appropriateness and accuracy of the fair value methodologies that have been selected for a Fund. A Fund may hold portfolio securities such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of a Fund are valued in such manner as the Advisor, in good faith, deems appropriate to reflect as their fair value.

BOOK ENTRY ONLY SYSTEM

Depository Trust Company (“DTC”) acts as securities depositary for each Fund’s shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares of a Fund is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares of the Fund (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares of the Fund. The Trust recognizes DTC or its nominee as the record owner of all shares of a Fund for all purposes. Beneficial Owners of shares of a Fund are not entitled to have such shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares of a Fund.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares of a Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares of a Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Fund. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares of a Fund held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in a Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, a Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares of the Fund, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

Each Fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a “Creation Unit,” either principally in-kind for securities designated by the Fund together with the deposit of a specified cash payment or in cash for the value of such securities. The NAV of a Fund’s shares is determined once each Business Day (defined below), as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.

Purchase (Creation)

The Trust issues and sells shares of a Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the dividend reinvestment service (defined below). A Fund will not issue fractional Creation Units. A Business Day is, generally, any day on which the Exchange is open for business. Notwithstanding the foregoing, the Trust may, but is not required to, permit orders until 4:00 p.m., Eastern time, or until the market close (in the event the exchange on which the relevant Fund’s Shares are listed closes early).

Fund Deposit

The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of the Deposit Securities and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Cash and the Cash Component. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares of a Fund (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for a Fund may be changed from time to time with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to corporate action events and adjustments to the weighting or composition of a Fund’s portfolio.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of or implementation of changes to a Fund’s portfolio.

Cash Purchase Method

The Trust may at its discretion permit full or partial cash purchases of Creation Units of a Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

Procedures for Purchase of Creation Units

To be eligible to place orders with Brown Brothers Harriman & Co. (the “Transfer Agent”) to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (defined below) and any other applicable fees, taxes, and additional variable charge. The Advisor may retain all or a portion of the creation transaction fee to the extent the Advisor bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the creation transaction fee is designed to cover.

All orders to purchase shares of a Fund directly from a Fund, including custom orders, must be placed for one or more Creation Units in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, a Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook or applicable order form. The Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local subcustodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the applicable cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the first Business Day after the Order Placement Date. The Fund reserves the right to settle transactions on a basis other than “T” plus one Business Day (i.e., days on which the NYSE is open) (“T+1”). All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m. Eastern time and the federal funds in the appropriate amount are deposited by 3:00 p.m. Eastern time with the Custodian on the Settlement Date.

If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by the required time (i.e., 3:00 p.m. Eastern time) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, order form, and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Advisor shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent. However, a Fund reserves the right to settle Creation Unit transactions on a basis other than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to a Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares of the Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by the time set forth in the Participant Agreement on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income, and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a creation transaction fee as set forth below under “Creation Transaction Fee” may be charged and an additional variable charge may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f ) circumstances outside the control of the Trust, the Custodian, the Transfer Agent, and/or the Advisor make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a subcustodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for each Fund is $250, regardless of the number of Creation Units created in the transaction. The Funds may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Advisor, has agreed to pay such fee.

In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Funds may determine not to charge a variable fee on certain orders when the Advisor has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of a Fund’s portfolio in a more efficient manner than could have been achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Advisor may retain all or a portion of the Transaction Fee to the extent the Advisor bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the Transaction Fee is designed to cover.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because each Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with a Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption

Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON REORGANIZATION, MERGER, CONVERSION OR LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares of a Fund in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by a Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of the Fund.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the NAV of the shares of the Fund being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the NAV of the shares of a Fund, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.

Cash Redemption Method

Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of a Fund, when full or partial cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Redemption Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Redemption Transaction Fee

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). Currently, the transaction fee for the redemption of Creation Units for each of the Funds is $250. Each Fund may adjust the redemption transaction fee from time to time. The redemption transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Advisor, has agreed to pay such fee.

In addition, a variable fee, payable to a Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. A Fund may determine not to charge a variable fee on certain orders when the Advisor has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Redemption Securities to the account of the Trust. The non-standard charges are payable to a Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Redemption Securities and the Cash Redemption Amount and other transactions costs. The Advisor may retain all or a portion of the redemption transaction fee to the extent the Advisor bears the expenses that otherwise would be borne by the Trust in connection with the redemption of a Creation Unit, which the redemption transaction fee is designed to cover.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares of a Fund through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected, unless, to the extent contemplated by the Participant Agreement, collateral is posted in an amount equal to a percentage of the value of the missing shares of a Fund as specified in the Participant Agreement (and marked to market daily).

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares of a Fund to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures

In connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Redemption Securities will be delivered. Deliveries of redemption proceeds generally will be made within one Business Day of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than one Business Day after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Redemption Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in NAV.

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of shares of a Fund. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in a Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares of a Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.

Because the portfolio securities of a Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for a Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the applicable Exchange, on days when the NAV of a Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by the Fund or determination of the NAV of the shares of the Fund is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal income tax considerations affecting the Funds and their shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. Each Fund intends to elect to be, and intends to qualify each year for treatment as, a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”; and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year). The application of these requirements to certain investments (including swaps and options) that may be entered into by the Funds is unclear. In addition, the application of these requirements to the Funds’ investment objectives in not clear, particularly because each Fund’s investment objective focuses on the performance of the stock of a single issuer.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order for a Fund to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. A Fund will be subject to income tax at the applicable corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

Redemptions of a Fund’s Shares may indirectly result in taxable distributions to non-redeeming shareholders of the Fund. Redemptions may directly or indirectly result from actions taken (or not taken) by the Trust, the Advisor, a fund or an affiliate. Those actions may include changes to investment strategies, liquidation or combination of funds, elimination or addition of share classes and launches of new funds. To generate cash to pay redeeming shareholders, the applicable Fund may dispose of its underlying investments, which may result in the recognition of taxable income or gain, which generally needs to be distributed to avoid Fund-level taxation.

Each Fund may use so-called “equalization accounting” in determining whether it satisfies its distribution requirements. If a Fund uses equalization accounting in a year, it will allocate a portion of its income and gain to redemptions of its Shares, and that portion will be deemed distributed by the Fund for purposes of the distribution requirements under the Code. Use of equalization accounting may reduce the amount of income or gain that a Fund is otherwise required to distribute to non-redeeming shareholders. Equalization accounting does not affect the treatment of redeeming shareholders. The Internal Revenue Service (the “IRS”) has not published guidance on the method by which a regulated investment company should allocate income and gain to redemptions for purposes of equalization accounting. If the IRS were to determine that a Fund is using an improper method of allocation when using equalization accounting, the Fund could be liable for additional federal income or excise tax and could potentially lose its eligibility for treatment as a regulated investment company. The use of equalization accounting is generally not required, and one or more Funds might determine not to use equalization accounting.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a Fund’s failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to distribute its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income by a Fund generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

Dividends paid by a Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount by a Fund, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the applicable Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. A Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Fund’s Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

Distributions of net capital gain, if any, that a Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. Each Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, each Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains of the Fund are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Distributions by a Fund in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to an excise tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A sale of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a sale of shares of a Fund may be disallowed under certain wash sale rules to the extent shares of a Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of a Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an Authorized Participant which does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the shares included in the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of a Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of that Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units. Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

A Fund’s transactions in options and other similar transactions, such as futures and swaps, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends-received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. Each Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, a Fund’s distributions of net short-term capital gain are generally taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

A Fund’s entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, a Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as a Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to “pass through” to its shareholders the amount of such foreign taxes paid. If this election is made by a Fund, information with respect to the amount of the foreign income taxes that are allocated to the Fund’s shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders of a Fund who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. Treasury regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains a Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by a Fund that is deemed, under the Code, to be U.S. source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the applicable Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a Fund does make the election, it will provide required tax information to shareholders. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

Each Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain U.S. Treasury regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the applicable Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders should consult their own tax advisors concerning the effect of owning shares of the applicable Fund(s) in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies

Dividends from net investment income, if any, are declared and paid annually by the Funds. Distributions of remaining net realized capital gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares of each Fund are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

A Fund will make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Fund at NAV per share. Distributions reinvested in additional shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

GENERAL INFORMATION

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Funds, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Funds represents an interest in the Funds proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

Each share of a series represents an equal proportionate interest in that series with each other share of that series.

The shares of each series participate equally in the earnings, dividends and assets of the particular series. Expenses of the Trust which are not attributable to a specific series are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ shareholders. Unless each series is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the 1933 Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust and the Advisor each have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Funds.

FINANCIAL STATEMENTS

As the Funds have not commenced operations as of the date of this SAI, there are no financial statements available at this time. Shareholders of the Funds will be informed of the Funds’ progress through periodic reports when those reports become available. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

Appendix A
Description of Securities Ratings

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa       Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa         Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A           Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa       Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba         Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B           Obligations rated B are considered speculative and are subject to high credit risk.

Caa       Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca         Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C           Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note      Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA     An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA         An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A            An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB      An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note      Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB        An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B           An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC     An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated CC is currently highly vulnerable to nonpayment.

C          The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D           An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note      Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa       An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa         An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A           An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa       An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba         An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B           An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa      An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca         An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C           This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note       Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA      This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA          A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A              An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB        An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC    Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC         The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C            A preferred stock rated C is a nonpaying issue.

D            A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R.       This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Note       Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1       A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2       A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3       A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B           A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C           A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D           A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Appendix B

INVESTMENT MANAGERS SERIES TRUST II

PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust II (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust will therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund. An Advisor may delegate this responsibility to a Fund’s Sub-Advisor(s).

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which will be presented to the Board for its review. Each Advisor will promptly provide to the Trust’s Chief Compliance Officer (“CCO”) updates to its proxy voting policy as they are adopted and implemented, and the Trust’s CCO will then report such updates to the Board.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a website, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting procedures. The Advisor shall reply to any Fund shareholder request within three (3) business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor will provide a complete annual voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator no later than July 31st of each year. The Trust’s co-administrator, MFAC, will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Advisor is responsible for providing its current proxy voting policies and procedures and any subsequent amendments to the Trust’s CCO. SEC Form N-PX is filed with respect to each Fund by MFAC (acting as filing agent), by no later than August 31st of each year. Each such filing details all proxies voted on behalf of the Fund for the prior twelve months ended June 30th. In connection with each filing on behalf of the Fund, the Advisor’s CCO must sign and return to MFAC no later than July 30th a Form N-PX Certification stating that the Advisor has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Voting Rule.

AXS INVESTMENTS LLC
PROXY VOTING POLICIES AND PROCEDURES

A.	PURPOSE AND GENERAL STATEMENT

The purpose of these proxy voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which AXS votes with respect to securities held in Fund portfolios for which AXS exercises voting authority (generally where AXS has not delegated proxy voting discretion to the Fund’s subadviser). For purposes of this Policy, a “Vote” includes any proxy and any shareholder vote or consent for any security held by a client account for which AXS exercises voting authority.

This Policy been designed to help ensure that Votes are voted in the best interests of the applicable Fund in accordance with AXS’s fiduciary duties and Rule 206(4)-6 under the Act.

B.	POLICY

Votes must be cast in the best interests of the Fund. AXS’s guiding principle in this regard is that it is generally in the best interest of the client to cast Votes in a manner designed to maximize the economic value of the Fund’s holdings, taking into account the Fund’s investment goals and objectives (as set forth in its current registration statement) and all other relevant circumstances at the time of the vote. AXS does not permit voting decisions to be influenced in any manner that is contrary to this principle. AXS recognizes that, in rare instances, the interest of one Fund with respect to a Vote may conflict with the interests of AXS or another Fund. Any conflicts of interest relating to the casting of Votes, regardless of whether actual or perceived, will be addressed in accordance with this Policy.

It is AXS’s general policy to vote or give consent on all matters presented to shareholders in any Vote, and these policies and procedures have been designed with this in mind. However, AXS reserves the right to abstain from any particular Vote or otherwise withhold its Vote or consent on any matter if, in the judgement of AXS’s CCO or the relevant AXS investment professional, the costs associated with voting such Vote outweigh the benefits to the applicable Fund, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Fund.

C.	GUIDELINES

The voting guidelines below summarize AXS’s general positions on various common issues, and provides a general indication of how Fund portfolio securities for which AXS has voting discretion will be voted on proposals dealing with particular issues.

These voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when AXS does not cast Fund Votes in strict adherence to these guidelines.

1.	Management Proposals

The majority of matters presented to shareholders are proposals made by an issuer’s management, which have usually been approved and recommended by the issuer’s board of directors. For routine matters (which generally means that such matter will not measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices), AXS will typically vote in accordance with the recommendation of the company’s management; unless, in AXS’s opinion, such recommendation is not in the best interests of the Fund.

Generally, in the absence of any unusual or non-routine circumstances, the AXS supports the following items:

•	Ratification of appointment of independent auditors;

•	General updating/corrective amendments to charter;

•	Increase in common share authorization for a stock split or share dividend;

•	Stock option plans that are incentive based and not excessive; and

•	Regular, uncontested elections of directors and payment of fees (unless such fees exceed market standards).

Non-routine matters may involve a variety of issues. Therefore, AXS will typically cast Votes on non-routine matters on a case-by-case basis, in each case casting Votes in a manner that AXS believes is in the best interests of the applicable client based on the considerations described above. The following will typically be considered “non-routine” matters requiring case-by-case analysis:

•	Directors’ liability and indemnity proposals;

•	Executive compensation plans;

•	Contested elections of directors;

•	Mergers, acquisitions, and other restructurings submitted to a shareholder vote;

•	Anti-takeover and related provisions.

AXS will generally Vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

2.	Shareholder Proposals

In general, AXS casts Votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals. However, AXS will support shareholder proposals that it believes are in the best interests of the Fund based on the considerations described above. In addition:

Generally, shareholder proposals related to the following items are supported:

•	Confidential voting;

•	Declassifying a board, absent special circumstances indicating that shareholder interests would be better served by a classified board structure;

•	Requiring director nominees to receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

•	Bylaw and charter amendments only with shareholder approval;

•	Eliminating supermajority vote requirements in the company’s bylaws and charter documents; and

•	Requiring a majority of independent directors on a board.

Generally, shareholder proposals related to the following items are not supported:

•	Limitations on the tenure of directors;

•	Cumulative voting;

•	Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact; and

•	Reports that are costly to provide or expenditures that are of a non-business in nature or would provide no pertinent information from a shareholder perspective.

D.	CONFLICTS OF INTEREST

Due to the nature of AXS’s business and its ownership, AXS believes it is unlikely that conflicts of interest will arise when casting Votes. The Fund’s investment team, however, is responsible for monitoring Votes for any actual or perceived conflicts of interest. If at any time any Supervised Person becomes aware of any potential, actual, or perceived conflict of interest regarding any particular Vote(s) to be case, he or she is required to contact AXS’s CCO immediately, who will review the Vote(s) in advance to ensure that AXS proposed Vote(s) is consistent with this Policy and AXS’s duties to the applicable Fund.

If a conflict of interest is evident, the CCO will:

•	advise IMST II’s Chief Compliance Officer (or other relevant IMST II officer) of the conflict in advance of casting the Vote;

•	use his or her best judgement to address the conflict and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the Fund.

Where the CCO deems appropriate in his or her sole discretion, unaffiliated third parties (such as prosy voting services) may be used to help resolve conflicts. In this regard, the CCO shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants, or professionals.

E.	VOTING PROCEDURES

All AXS personnel are responsible for promptly forwarding all proxy materials, consents or voting requests or notices, or materials related thereto, to the CCO and to the applicable investment professional(s) primarily responsible for managing the applicable Fund’s portfolio. The CCO shall be responsible for ensuring that each Vote is voted in a timely manner and as otherwise required by the terms of such Vote.

All Voting decisions initially are to be referred to the appropriate investment professional for determination. In most cases, the most senior Portfolio Manager of the applicable Fund, or his or her designee, will make the decision as to the appropriate vote for any particular Vote.

The Portfolio Manager will inform the CCO of any such Voting decision, and if the CCO does not object to such decision as a result of his or her conflict of interest review, the Vote will be voted in such manner. If the Portfolio Manager and the CCO are unable to arrive at an agreement as to how to vote, then the CCO may consult with independent third-parties (including a proxy voting service) as to the appropriate vote.

F.	RECORDKEEPING

In accordance with Rule 204-2 under the Act, AXS must retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding Fund/client securities; (iii) records of its votes on behalf of the Fund; (iv) records of Fund requests for proxy voting information; and (v) any documents prepared by AXS that were material to making a decision how to vote, or that memorialized the basis for the decision. AXS may rely on proxy statements filed on the SEC’s EDGAR system (instead of keeping its own copies), and may rely on proxy statements and records of its votes cast that are maintained by a proxy voting service provider.

PART C: OTHER INFORMATION

Tradr Triple Threat 2X Long Memory Daily ETF

Tradr Triple Threat 2X Long Space Daily ETF

Tradr Triple Threat 2X Long Quantum Daily ETF

ITEM 28. EXHIBITS

(a)	(1)	Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 380 on Form N-1A filed with the Commission on February 24, 2023.

	(2)	Certificate of Trust dated August 13, 2013 is incorporated herein by reference to Exhibit (a)(2) to Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2013.

	(3)	Certificate of Designation for the Tradr Triple Threat 2X Long Memory Daily ETF, Tradr Triple Threat 2X Long Space Daily ETF, and Tradr Triple Threat 2X Long Quantum Daily ETF – filed herewith.

(b)		Amended By-Laws of Registrant is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 380 filed with the Commission on February 24, 2023.

(c)		Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.

(d)		Investment Advisory Agreement between the Registrant and AXS Investments LLC is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 611 filed with the Commission on July 31, 2026.

(e)	(1)	ETF Distribution Agreement between the Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 375 filed with the Commission on December 29, 2022.

	(2)	Amendment to the ETF Distribution Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 547 filed with the Commission on April 22, 2026.

	(3)	Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 611 filed with the Commission on July 31, 2026.

(f)		Bonus or Profit Sharing Contracts is not applicable.

(g)		Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (“BBH & Co.”) is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 252 filed with the Commission on July 28, 2021.

(h)		Other Material Contracts

	(1)	Form of Administrative Agency Agreement between the Registrant and BBH & Co. is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 252 filed with the Commission on July 28, 2021.

	(2)	Amended and Restated Co-Administration Agreement dated March 6, 2014 is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 519 filed with the Commission on February 25, 2026.

	(i)	Amendment to Co-Administration Agreement dated August 4, 2014 is incorporated herein by reference to Exhibit (h)(3)(i) of Pre-Effective Amendment No. 548 filed with the Commission on April 24, 2026.

(i)		Opinion and Consent of Legal Counsel

	(1)	Opinion and Consent of Legal Counsel for Tradr ETFs – to be filed by amendment.

(j)		Consent of Independent Registered Public Accounting Firm – to be filed by amendment.

(k)		Not applicable.

(l)		Form of Initial Subscription Agreement – filed herewith.

(m)		Rule 12b-1 Plan for ETFs is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 611 filed with the Commission on July 31, 2026.

(n)		Rule 18f-3 Plan – Not Applicable.

(o)		Powers of Attorney for Larry D. Tashjian, Thomas Knipper, Kathleen K. Shkuda, John P. Zader, Terrance Gallagher and Joy Ausili is incorporated herein by reference to Exhibit (o) of Post-Effective Amendment No. 455 filed with the Commission on May 30, 2025.

(p)		Code of Ethics

	(1)	Code of Ethics of the Trust is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 337 filed with the Commission on July 26, 2022.

	(2)	Code of Ethics of AXS Investments LLC is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 197 filed with the Commission on October 18, 2019.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 30. INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant’s Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and ALPS Distributors, Inc. (the “Distributor”), except to the extent of direct losses finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence, willful misconduct or fraud of Distributor in the performance of Distributor’s duties, obligations, representations, warranties or indemnities under the Distribution Agreement or an Authorized Participant Agreement, the Trust has agreed to indemnify, defend and hold harmless Distributor Associates from and against losses (including legal fees and costs to enforce the indemnity) that Distributor Associates suffer, incur, or pay as a result of any third-party claim or claim among the parties arising out of the subject matter of or otherwise in any way related to the Distribution Agreement or an Authorized Participant Agreement (“Claims”), including but not limited to: (i) all actions taken by Distributor or Distributor Associates that are necessary to provide the services under the Distribution Agreement and/or an Authorized Participant Agreement, or in reliance upon any instructions, information, or requests, whether oral, written or electronic, received from the Trust or its officers; or (ii) any Claims that the registration statement, prospectus, statement of additional information, shareholder report, sales literature and advertisements approved for use by the Trust and/or the Trust’s investment adviser or other information filed or made public by the Trust (as from time to time amended) include an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the prospectus and statement of additional information, in light of the circumstances under which they were made) not misleading under the 1933 Act, the 1940 Act, or any other statute, regulation, self-regulatory organization rule or applicable common law.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32. Principal Underwriters

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds

1WS Credit Income Fund

Aberdeen Income Credit Strategies Fund

abrdn ETFs

abrdn Funds

abrdn Global Dynamic Dividend Fund

abrdn Global Premier Properties Fund

abrdn Income Credit Strategies Fund

Accordant ODCE Index Fund

Alpha Alternative Assets Fund

ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund

Apollo Diversified Real Estate Fund

AQR Funds

Arrowmark Financial Corp.

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit Fund

Bridge Builder Trust

Cambria ETF Trust

CION Ares Diversified Credit Fund

CION Grosvenor Infrastructure Fund

CoinShares ETF Trust (formerly Valkyrie ETF Trust II)

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

Columbia Seligman Premium Technology Growth Fund, Inc.

CRM Mutual Fund Trust

DBX ETF Trust

Diameter Dynamic Credit Fund

Eagle Point Defensive Income Trust

Eagle Point Enhanced Income Trust

EA Series Trust (Cambria Series)

ETF Series Solutions (Vident Series)

Financial Investors Trust

Firsthand Funds

FS Credit Income Fund

FS Credit Opportunities Corp.

FS MVP Private Markets Fund

Gemcorp Commodities Alternative Products Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Graniteshares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group, Inc.

iM Global Partner Funds (formerly Litman Gregory Funds Trust)

Investment Managers Series Trust II (AXS-Advised Funds)

Investment Managers Series Trust II (Alternative Access-Advised Fund)

Janus Detroit Street Trust

Lattice Strategies Trust

Longleaf Partners Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

Natixis ETF Trust

Natixis ETF Trust II

NYLIM Active ETF Trust

NYLIM ETF Trust

Opportunistic Credit Interval Fund

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

RiverNorth Managed Duration Municipal Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund II, Inc.

RiverNorth Managed Duration Municipal Income Fund II, Inc.

State Street® SPDR® Dow Jones® Industrial Average℠ ETF Trust

State Street® SPDR® S&P 500® ETF Trust

State Street® SPDR® S&P MIDCAP 400® ETF Trust

Sprott Funds Trust

The Arbitrage Funds

Themes ETF Trust

Tidal Trust II (Cambria Series)

Thornburg ETF Trust

Thornburg Investment Trust (Thornburg American Opportunities Fund ETF Class Shares and Thornburg Focus Growth Fund ETF Class Shares)

Thrivent ETF Trust

Trust for Professional Managers (PT Asset Management Series)

USCF ETF Trust

Wasatch Funds Trust

Wilmington Funds

X-Square Balanced Fund

X-Square Series Trust

(b)	To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
James Stegall	Vice President	None
Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.

^^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

(c)	Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Custodian	[ ]
Registrant’s Co-Administrator	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Co-Administrator	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri, 64106
Registrant’s Advisor	AXS Investments LLC 181 Westchester Avenue Port Chester, New York 10573
Registrant’s Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203

ITEM 34. MANAGEMENT SERVICES

Not applicable

ITEM 35. UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 14th day of August, 2026.

INVESTMENT MANAGERS SERIES TRUST II

By:	/s/ Scott Schulenburg
Scott Schulenburg, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 14th day of August, 2026, by the following persons in the capacities set forth below.

Signature	Title

†
Thomas Knipper	Trustee

†
Kathleen K. Shkuda	Trustee

†
Larry D. Tashjian	Trustee

†
John P. Zader	Trustee

†
Joy Ausili	Trustee

†
Terrance Gallagher	Trustee

/s/ Scott Schulenburg
Scott Schulenburg	President and Principal Executive Officer

/s/ Rita Dam
Rita Dam	Treasurer, Principal Accounting Officer and Principal Financial Officer

† By	/s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney previously with Post-Effective Amendment No. 455 filed on May 30, 2025.

Exhibit Index

Certificate of Designation	EX-99.28(a)(3)
Form of Initial Subscription Agreement	EX-99.28(l)